COMPASS CAPITAL FUNDS



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ANNUAL REPORT
TO SHAREHOLDERS
SEPTEMBER 30, 1996

EQUITY
PORTFOLIOS

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------------------------------------
NOT
FDIC      (BULLET) MAY LOSE VALUE
INSURED   (BULLET) NO BANK GUARANTEE
------------------------------------

                                                           COMPASS CAPITAL FUNDS

         EQUITY PORTFOLIOS
         -----------------

 (BULLET) Value Equity                  (BULLET) International Emerging Markets
 (BULLET) Growth Equity                 (BULLET) Select Equity
 (BULLET) Small Cap Value Equity        (BULLET) Index Equity
 (BULLET) Small Cap Growth Equity       (BULLET) International Equity
 (BULLET) Balanced


         TABLE OF CONTENTS
         -----------------

         Letter from the President ..................................       1
         Portfolio Summaries
               Value Equity .........................................       3
               Growth Equity ........................................       4
               Small Cap Value Equity ...............................       5
               Small Cap Growth Equity ..............................       6
               International Equity .................................       7
               International Emerging Markets .......................       8
               Select Equity ........................................       9
               Index Equity .........................................      10
               Balanced .............................................      11
         Statements of Net Assets/Schedules of Investments ..........   13-33
               International Equity Statement of
                     Net Assets and Liabilities .....................      24
         Portfolio Financial Statements
               Statements of Operations .............................   34-35
               Statements of Changes in Net Assets ..................   36-37
               Financial Highlights .................................   38-45
         Notes to Financial Statements ..............................      46
         Report of Independent Accountants ..........................      58
         DFA Investment Trust Company Annual Report .................      60

  PRESIDENT'S LETTER                                      COMPASS CAPITAL FUNDS
                                                          November 15, 1996

Dear Shareholder,

     We are pleased to present this annual report of the Compass Capital Funds. We hope that you will agree that the enhancements made to our shareholder reports are helpful.The most important change is the creation of individual portfolio summaries that should make it easier for you to find out about investment activity in your portfolio.Equally important is the addition of a chart that illustrates how all classes of each portfolio performed compared to its benchmark, making it easier to evaluate performance.These changes - designed to help you stay informed about your investment - are part of our continuing effort to improve how we communicate with you. We hope you find them useful now and in the future.

     WHAT HAPPENED IN THE ECONOMY AND FINANCIAL MARKETS

     Over the last twelve months, the financial markets have rewarded most investors with remarkable gains.The stock market, reflecting the continued strength of corporate earnings, was up over 26% - extending the bull market to an unprecedented sixth year and making it one of the longest bull markets in the post-World War II era.Similarly the bond market, reflecting moderate economic growth and relatively low inflation produced returns of over 4%. So, whether invested in stocks or bonds, most investors have had a great year.

     OUR THOUGHTS ON THE ECONOMY

     We believe that favorable long-term trends of slower growth and low inflation should give the stock and bond markets reason to advance in the coming year. However, with the markets having registered dramatic gains over the last couple of years and short-term volatility increasing, it may be unrealistic to expect the stock and bond markets to replicate that performance over the year. We believe stock market gains of 8-10% should still be viewed as excellent.

     WHAT THIS MEANS TO SHAREHOLDERS

     More than ever, we would like to remind all our shareholders to stay focused on the long term and to use prudence when assessing an investment strategy. Additionally, it is important for investors to keep in mind that a regular program of investing in diversified portfolios of stocks and bonds may prove successful and actually reduce the overall level of risk to their investment.

     Finally, with our portfolio managers maintaining a pure investment style - the strict adherence to investment policy guidelines - investors are assured that they are getting what they expected when making their investment. As a result, we are confident that Compass Capital Funds give investors the best opportunity to match their expectations with actual investment results.

     On the following pages, you will find a summary of the portfolio's performance in light of the recent economic environment. We would like to thank you for your confidence in CompassCapital Funds and we look forward to helping you reach your long-term investment goals.


     Sincerely,




(/S/ Karen H. Sabath)


     Karen H. Sabath
     President, Compass Capital Group, Inc.

  UNDERSTANDING YOUR FUND'S ANNUAL REPORT                 COMPASS CAPITAL FUNDS


     On the pages immediately following, you will find a PORTFOLIO SUMMARY for each Compass Capital equity portfolio. The portfolio summaries were designed to provide you with insight into your manager's investment strategies and approach and lists the manager, the size of the portfolio, performance of each share class and the benchmark against which the portfolio's performance is measured. In addition each summary lists the portfolio's objective and a brief description of important investment activity that has taken place over the period.

     Accompanying each portfolio summary is a PERFORMANCE GRAPH that illustrates the growth of a $10,000 investment in each of the portfolio's share classes from the start of operations of the portfolio (rather than the introduction date of each share class) to that of its benchmark(s) to help you gauge the performance of the portfolio. Compass Capital Funds offer multiple share classes and variable pricing options. The expenses of each class differ depending on the class distribution expenses and the range of shareholder servicing and processing services provided to such class. In addition, purchases of Investor A, Investor B and Investor C shares are subject to a sales charge. For more detailed information about the different share classes, including class specific fees and expenses, consult your financial advisor or call us for a prospectus.

     As you review the information in these summaries, please keep in mind that all performance information assumes the reinvestment of all dividends and capital gains distributions and past performance does not predict future results. Also, investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Following the individual portfolio summaries is a STATEMENT OF NET ASSETS for each portfolio. This statement shows you the net asset value per share of each class of each portfolio and how it is calculated -- by subtracting the total liabilities allocated to such class from the total assets allocated to such class and then dividing by the number of shares of such class that are outstanding. Additionally, you'll find a complete listing of all the securities owned by each portfolio (categorized by industry or country), their value as of September 30, 1996 and the percent of the portfolio each represents.

     Next, you will find the FINANCIAL STATEMENTS, which include the Statements of Operations, Changes in Net Assets and Financial Highlights for each portfolio. Collectively these statements will provide you with a complete financial picture of each portfolio as of September 30, 1996.

     Finally, you will notice the REPORT OF INDEPENDENT ACCOUNTANTS. To maintain consistency in reporting across the mutual fund industry the law requires that all financial reports be reviewed by an independent accountant to ensure that they were prepared in accordance with generally accepted accounting principles to accurately present the financial position of our portfolios.

                                                         COMPASS CAPITAL FUNDS


                         VALUE EQUITY PORTFOLIO SUMMARY

                          COMPARISON OF CHANGE IN VALUE
                      OF A $10,000 INVESTMENT IN THE VALUE
                       EQUITY PORTFOLIO, S&P 500 INDEX AND
                          RUSSELL 1000 VALUE INDEX FROM
                      INCEPTION AND AT EACH FISCAL YEAR END

PORTFOLIO SUB-ADVISOR:
   Provident Capital Management

TOTAL NET ASSETS (9/30/96): $1.2 billion

PERFORMANCE BENCHMARK:
   Russell 1000 Value Index

INVESTMENT APPROACH:
   Pursues long-term capital appreciation by investing in equity securities believed by the Manager to be undervalued. Typically, the Manager will focus on stocks with lower than average price-to-earnings and price-to-book ratios and market capitalizations in excess of $1 billion. A company's earnings trend and its stock's dividend growth rate will also be factors considered in security selection.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:

  (BULLET) The Manager reduced holdings in the financial sector, which includes bank stocks, and the technology sector in response to their strong performance.

  (BULLET) Proceeds from these sales have been recycled into capital goods, telephones and tobacco stocks, reflecting the Portfolio's more defensive structure heading into the fourth quarter of 1996.

                             [GRAPHIC OMITTED]

                 Plot Points for Value Equity Portfolio Summary

           Institutional Service   Investor A  Investor B Investor C  S&P 500   Russell 1000
               Class      Class      Class       Class      Class      Index    Value Index

4/20/92       10,000     10,000      9,550      10,000     10,000     10,000      10,000

9/30/92        9,881      9,881      9,438       9,881      9,881     10,212      11,000

9/30/93       12,047     12,041     11,497      12,047     12,047     11,539      12,000

9/30/94       12,500     12,465     11,891      12,451     12,451     11,964      16,000

9/30/95       15,715     15,631     14,891      15,590     15,590     15,522      18,000

9/30/96       19,017     18,863     17,947      18,329     18,703     17,639      20,000



       For the period  ended  September  30, 1996.  Past  performance  is  not predictive of future results.

                    Average Annual Total Return
                    ---------------------------
                      1 Year     From Inception
                    ---------    --------------
  Institutional Class  21.01%       15.53%
  Service Class        20.68%       15.33%
  Investor A Class     15.07%       14.05%
  Investor B Class     14.57%       14.59%
  Investor C Class     14.57%       15.11%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The performance information of Service, Investor A, Investor B and Investor C shares prior to their respective introduction dates on 7/29/93, 5/2/92, 1/18/96 and 8/16/96 does not reflect shareholder servicing, shareholder processing and distribution fees and certain other expenses borne by Service, Investor A, Investor B and Investor C shares which, if reflected, would change the performance quoted with respect to such periods. If these expenses had been reflected in the performance information, then the performance of Service, Investor A, Investor B and Investor C shares for such periods would be reduced. Performance information presented for Service, Investor A, Investor B and Investor C shares prior to their introduction is based upon historical expenses of the predecessor class (Institutional shares first introduced 4/20/92) which do not reflect the actual expenses that an investor would have incurred as a holder of Service, Class A, Class B or Class C shares of the Portfolio.

THE COMPARATIVE INDEX FROM PREVIOUS YEARS WAS CHANGED TO MORE ACCURATELY REFLECT THE TYPE OF HOLDINGS OF THE VALUE EQUITY PORTFOLIO.

                                                        COMPASS CAPITAL FUNDS

                         GROWTH EQUITY PORTFOLIO SUMMARY

                          COMPARISON OF CHANGE IN VALUE
                         OF A $10,000 INVESTMENT IN THE
                      GROWTH EQUITY PORTFOLIO, THE RUSSELL
                         1000 INDEX AND THE RUSSELL 1000
                       GROWTH INDEX FROM INCEPTION AND AT
                              EACH FISCAL YEAR END

PORTFOLIO SUB-ADVISOR:
   PNC Equity Advisors Company

TOTAL NET ASSETS (9/30/96): $691.1 million

PERFORMANCE BENCHMARK:
   Russell 1000 Growth Index

INVESTMENT APPROACH:
   Pursues long-term capital appreciation by investing in stocks of companies considered by the Manager to have favorable and above-average earnings growth prospects and market capitalizations greater than $1 billion.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:
   (BULLET) The Manager increased its weightings in the healthcare and retail sectors and initiated new positions in selected technology, consumer and healthcare stocks, maintaining the Portfolio's concentration in high quality, large cap stocks that will provide defensive characteristics while maintaining a high growth profile.
   (BULLET) The Manager reduced exposure to the financial and consumer services sectors.

                                [GRAPHIC OMITTED]

                Plot Points for Growth Equity Portfolio Summary

      Institutional Service   Investor A  Investor B  Russell 1000 Russell 1000
          Class      Class      Class       Class     Growth Index    Index
11/1/89   10000      10000      9550        10000       10000         10000
9/30/90   10040      10040      9588        10040       9397          9096
9/30/91   11993      11993      11453       11993       13030         12167
9/30/92   12581      12581      12014       12580       14448         13579
9/30/93   15370      15358      14650       15340       15310         15646
9/30/94   13656      13638      12982       13594       16204         16041
9/30/95   17736      17649      16780       17571       21420         20852
9/30/96   21051      20886      19832       20639       26004         24962

    For the period ended September 30, 1996. Past Performance is  not predictive of future results.

                             Average Annual Total Return
                           ------------------------------
                       1 Year        5 Years        From Inception
                      -------       --------      ----------------
  Institutional Class  18.67%        11.91%           11.36%
  Service Class        18.34%        11.73%           11.23%
  Investor A Class     12.89%        10.58%           10.40%
  Investor B Class     12.17%        11.02%           11.04%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The performance information of Service, Investor A and Investor B shares prior to their introduction dates on 7/29/93, 3/19/92 and 1/24/96, respectively, does not reflect shareholder servicing, shareholder processing and distribution fees and certain other expenses borne by Service, Investor A and Investor B shares which, if reflected, would reduce the performance quoted with respect to such periods. If these expenses had been reflected in the performance information, then the performance of Service, Investor A and Investor B shares for such periods would be reduced. Performance information presented for Service, Investor A and Investor B shares prior to their introduction is based upon historical expenses of the predecessor class (Institutional shares) which do not reflect the actual expenses that an investor would have incurred as a holder of Service or Investor A or Investor B shares of the Portfolio.

THE COMPARATIVE INDEX FROM PREVIOUS YEARS WAS CHANGED TO MORE ACCURATELY REFLECT THE TYPE OF HOLDINGS OF THE GROWTH EQUITY PORTFOLIO.

                                                         COMPASS CAPITAL FUNDS

                    SMALL CAP VALUE EQUITY PORTFOLIO SUMMARY

                          COMPARISON OF CHANGE IN VALUE
                         OF A $10,000 INVESTMENT IN THE
                        SMALL CAP VALUE EQUITY PORTFOLIO
                         AND THE RUSSELL 2000 INDEX FROM
                      INCEPTION AND AT EACH FISCAL YEAR END

PORTFOLIO SUB-ADVISOR:
   Provident Capital Management

TOTAL NET ASSETS (9/30/96): $322.8 million

PERFORMANCE BENCHMARK:
   Russell 2000 Index

INVESTMENT APPROACH:
   Pursues long-term capital appreciation by investing in small cap equity securities considered by the Manager to be undervalued. Typically, the Manager will focus on stocks with lower than average price-to-earnings and price-to-book ratios and market capitalizations less than $1 billion. A company's earnings trend and its stock's dividend growth rate will also be factors considered in security selection.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:
   (BULLET) The Manager recently reduced its allocation to cyclical stocks, which we believe may have difficulties increasing earnings due to a lack of pricing power.
   (BULLET) Exposure to the financial sector, particularly regional banking companies, was increased. In addition to being undervalued and fundamentally attractive, the Manager expects ongoing consolidation in the regional banking industry to continue, which could further improve stock valuations in the sector.

                                      [GRAPHIC OMITTED]

        Plot Points for Small Cap Value Equity Portfolio Summary

           Institutional Service   Investor A  Investor B   Russell 2000
               Class      Class      Class       Class         Index
4/13/92       10,000     10,000      9,550      10,000        10,000
9/30/92       10,150     10,150      9,694      10,150         9,933
9/30/93       13,232     13,232     12,636      13,232        13,225
9/30/94       14,062     14,021     13,378      14,008        13,603
9/30/95       16,512     16,426     15,643      16,295        16,783
9/30/96       18,600     18,448     17,528      17,782        18,987

  For the period  ended  September  30, 1996. Past performance is not predictive of future results.

                         Average Annual Total Return
                         ---------------------------
                           1 Year     From Inception
                         ----------   --------------
  Institutional Class       12.64%       14.89%
  Service Class             12.30%       14.68%
  Investor A Class           7.04%       13.37%
  Investor B Class           6.34%       13.74%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The performance information of Service, Investor A and Investor B shares prior to their respective introduction dates on 7/29/93, 6/2/92 and 10/3/94 does not reflect shareholder servicing, shareholder processing and distribution fees and certain other expenses borne by Service, Investor A and Investor B shares which, if reflected, would change the performance quoted with respect to such periods. If these expenses had been reflected in the performance information, then the performance of Service, Investor A and Investor B shares for such periods would be reduced. Performance information presented for Service, Investor A and Investor B shares prior to their introduction is based upon historical expenses of the predecessor class (Institutional shares first introduced on 4/13/92) which do not reflect the actual expenses that an investor would have incurred as a holder of Service, Investor A or Investor B shares of the Portfolio.

                                                         COMPASS CAPITAL FUNDS

               SMALL CAP GROWTH EQUITY PORTFOLIO SUMMARY

                         COMPARISON OF CHANGE IN VALUE
                         OF A $10,000 INVESTMENT IN THE
                       SMALL CAP GROWTH EQUITY PORTFOLIO
                     AND THE RUSSELL 2000 GROWTH INDEX FROM
                      INCEPTION AND AT EACH FISCAL YEAR END

PORTFOLIO SUB-ADVISOR:
   PNC Equity Advisors Company

TOTAL NET ASSETS (9/30/96): $493.3 million

PERFORMANCE BENCHMARK:
   Russell 2000 Growth Index

INVESTMENT APPROACH:
   Pursues long-term capital appreciation by investing in stocks of companies considered by the Manager to have favorable and above-average earnings growth prospects and market capitalizations less than $1 billion.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:
   (BULLET) The  Manager increased  weightings in  two of the Portfolio's  three major sector weightings -- consumer cyclicals and technology -- during the third quarter.
   (BULLET) Exposure to the healthcare sector --  the Portfolio's second largest sector weighting -- remained overweighted versus the benchmark despite being reduced over the past three months.
   (BULLET) The Manager continued to improve the overall quality of individual issues held in the Portfolio, evidenced by an increase in the overall return on equity of the individual securities and a decline in the average stock's long-term debt.


                                [GRAPHIC OMITTED]

            Plot Points for Small Cap Growth Equity Portfolio Summary

     Institutional Service   Investor A  Investor B  Investor C   Russell 2000
          Class      Class      Class       Class       Class     Growth Index
9/14/93   10000      10000      9550        10000       10000         10000
9/30/93   10470      10470      9999        10470       10470         10141
9/30/94   10168      10144      9665        10121       10121         10231
9/30/95   15099      15026      14306       14981       14981         13111
9/30/96   22025      21809      20718       20889       21535         14764

       For the period ended  September  30, 1996. Past Performance  is  not predictive of future results.

                          Average Annual Total Return
                         ----------------------------
                           1 Year    From Inception
                          --------   ----------------
  Institutional Class      45.87%       29.56%
  Service Class            45.14%       29.16%
  Investor A Class         38.24%       27.00%
  Investor B Class         37.28%       27.35%
  Investor C Class         42.31%       28.63%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The performance information of Service, Investor A, Investor B and Investor C shares prior to their introduction dates on 9/15/93, 9/15/93, 1/18/96 and 9/6/96, respectively, does not reflect shareholder servicing, shareholder processing and distribution fees and certain other expenses borne by Service, Investor A, Investor B and Investor C shares which, if reflected, would change the performance quoted for such periods. If these expenses had been reflected in the performance information, then the performance of Service, Investor A, Investor B and Investor C shares for such periods would be reduced. Performance information presented for Service, Investor A, Investor B and Investor C shares prior to their introduction is based upon historical expenses of the predecessor class (Institutional shares) which do not reflect the actual expenses that an investor would have incurred as a holder of Service, Investor A, Investor B and Investor C shares of the Portfolio.

                                                          COMPASS CAPITAL FUNDS

                 INTERNATIONAL EQUITY PORTFOLIO SUMMARY

                         COMPARISON OF CHANGE IN VALUE
                         OF A $10,000 INVESTMENT IN THE
                         INTERNATIONAL EQUITY PORTFOLIO
                       AND THE EAFE INDEX FROM INCEPTION
                           AND AT EACH FISCAL YEAR END

PORTFOLIO SUB-ADVISOR:
   CastleInternational Asset Management Limited

TOTAL NET ASSETS (9/30/96): $572.4 million

PERFORMANCE BENCHMARK:
 The Morgan Stanley Capital International
 Europe, Australia and the Far East Index ("EAFE")

INVESTMENT APPROACH:
   Pursues long-term capital appreciation by investing in non-dollar denominated stocks of issuers in countries included in the EAFE Index. Within this universe, a value style of investing is employed to select stocks which the Manager believes are undervalued.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:
   (BULLET) The Manager began to reduce its Japanese position in September 1996, taking advantage of a modest recovery in that market.
   (BULLET) In Europe, the United Kingdom also rebounded during the third quarter in response to strong economic news, prompting the Manager to begin to pare back holdings in the U.K.
   (BULLET) In Asia, exposure to Hong Kong was increased in response to a positive economic outlook and accelerating growth in China.

                                [GRAPHIC OMITTED]

     Plot Points for International Equity Portfolio Summary

           Institutional Service   Investor A  Investor B   EAFE
               Class      Class      Class       Class     Index
4/27/92       10,000     10,000      9,500      10,000    10,000
9/30/92        9,939      9,939      9,442       9,939    10,333
9/30/93       12,693     12,693     12,057      12,693    13,098
9/30/94       14,053     14,006     13,291      13,991    14,424
9/30/95       14,399     14,317     13,558      14,184    15,301
9/30/96       15,553     15,420     14,586      14,848    16,669

     For the period  ended  September  30, 1996.  Past  Performance  is  not predictive of future results.

                         Average Annual Total Return
                         ---------------------------
                          1 Year      From Inception
                         --------    ---------------
  Institutional Class      8.01%           10.48%
  Service Class            7.71%           10.26%
  Investor A Class         2.18%            8.89%
  Investor B Class         1.97%            9.33%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The performance information of Service, Investor A and Investor B shares prior to their introduction dates on 7/29/93, 6/2/92 and 10/3/94, respectively, does not reflect shareholder servicing, shareholder processing and distribution fees and certain other expenses borne by Service, Investor A and Investor B shares which, if reflected, would change the performance quoted for such periods. If these expenses had been reflected in the performance information, then the performance of Service, Investor A and Investor B shares for such periods would be reduced. Performance information presented for Service, Investor A and Investor B shares prior to their introduction dates is based upon historical expenses of the predecessor class (Institutional shares) which do not reflect the actual expenses that an investor would have incurred as a holder of Service, Investor A or Investor B shares of the Portfolio.

                                                          COMPASS CAPITAL FUNDS

                INTERNATIONAL EMERGING MARKETS PORTFOLIO SUMMARY

                          COMPARISON OF CHANGE IN VALUE
                         OF A $10,000 INVESTMENT IN THE
                           EMERGING MARKETS PORTFOLIO
                       AND THE MSCI EMERGING MARKETS/FREE
                        INDEX FROM INCEPTION AND AT EACH
                                 FISCAL YEAR END

PORTFOLIO SUB-ADVISOR:
   CastleInternational Asset Management Limited

TOTAL NET ASSETS (9/30/96): $109.9 million

PERFORMANCE BENCHMARK:
   Morgan Stanley Capital International Emerging Markets Free Index

INVESTMENT APPROACH:
   Pursues long-term capital appreciation by investing in non-dollar denominated stocks of issuers in emerging markets (generally any country considered to be emerging or developing by the World Bank, the International Finance Corporate or the United Nations). Within this universe, a value style of investing is employed to select stocks which the Manager believes are undervalued.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:
   (BULLET) The Manager maintained the Portfolio's underweighting in Asian emerging markets, which have been hurt by the recent weakness in prices of semi-conductors.
   (BULLET) The Portfolio's largest allocation continues to be to South Africa, whose currency has strengthened in response to an increase in that country's trade surplus.
                                [GRAPHIC OMITTED]

   Plot Points for International Emerging Markets Portfolio Summary

           Institutional Service   Investor A  Investor B    MSCI Emerging
               Class      Class      Class       Class       Free Index
6/17/94       10,000     10,000      9,500      10,000         10,000
9/30/94       10,560     10,550     10,013      10,540         12,076
9/30/95        8,478      8,450      7,997       8,418          9,937
9/30/96        9,068      9,008      8,514       8,630         10,456

    For the period  ended  September  30, 1996.  Past  Performance is  not predictive of future results.

                           Average Annual Total Return
                           ---------------------------
                               1 Year   From Inception
                              --------  --------------
  Institutional Class           6.97%      -4,19%
  Service Class                 6.61%      -4.47%
  Investor A Class              1.18%      -6.80%
  Investor B Class              1.46%      -6.22%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The performance information of Investor B shares prior to their introduction date on 7/2/96 does not reflect shareholder servicing, shareholder processing and distribution fees and certain other expenses borne by Investor B shares which, if reflected, would change the performance quoted for such periods. If these expenses had been reflected in the performance information, then the performance of Investor B shares for such periods would be reduced. Performance information presented for Investor B shares prior to their introduction date is based upon historical expenses of the predecessor class (Institutional shares) which do not reflect the actual expenses that an investor would have incurred as a holder of Investor B shares of the Portfolio.

                                                          COMPASS CAPITAL FUNDS

                         SELECT EQUITY PORTFOLIO SUMMARY

                          COMPARISON OF CHANGE IN VALUE
                         OF A $10,000 INVESTMENT IN THE
                             SELECT EQUITY PORTFOLIO
                      AND THE S&P 500 INDEX FROM INCEPTION
                           AND AT EACH FISCAL YEAR END

PORTFOLIO SUB-ADVISOR:
   Provident Capital Management

TOTAL NET ASSETS (9/30/96): $395.7 million

PERFORMANCE BENCHMARK:
   S&P 500 Index

INVESTMENT APPROACH:
   Seeks long-term capital appreciation by maintaining comparable sector weightings to the S&P 500 Index while overweighting or underweighting specific securities within those sectors as the Manager identifies market opportunity.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:
   (BULLET) The Portfolio kept pace with its performance benchmark, the S&P 500, benefiting from the Manager's overweighted positions in Sunbeam (up 56% in the third quarter of 1996), Compaq (31%), Intel (30%) and Adaptec (27%).

                                [GRAPHIC OMITTED]

                  Plot Points for Select Equity Portfolio Summary

           Institutional Service   Investor A  Investor B Investor C S&P 500
               Class      Class      Class       Class     Class     Index
9/13/93        10000      10000      9550        10000     10000     10000
9/30/93        9970       9970       9521        9970      9970      9962
9/30/94        10149      10124      9659        10114     10114     10329
9/30/95        12560      12497      11909       12470     12470     13400
9/30/96        15052      14924      14197       14376     14821     16132

  For the period  ended  September  30, 1996.  Past  Performance  is  not predictive of future results.

                       Average Annual Total Return
                       ---------------------------
                           1 Year   From Inception
                       -----------  --------------
  Institutional Class      19.84%        14.34%
  Service Class            19.43%        14.04%
  Investor A Class         13.86%        12.18%
  Investor B Class         13.51%        12.64%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The performance information of Service, Investor A, Investor B and Investor C shares prior to their introduction dates on 9/15/93, 10/13/93, 3/27/96 and 9/27/96, respectively, does not reflect shareholder servicing, shareholder processing and distribution fees and certain other expenses borne by Service, Investor A, Investor B and Investor C shares which, if reflected, would change the performance quoted for such periods. If these expenses had been reflected in the performance information, then the performance of Service, Investor A, Investor B and Investor C shares for such periods would be reduced. Performance information presented for Service, Investor A, Investor B and Investor C shares prior to their introduction dates is based upon historical expenses of the predecessor class (Institutional shares) which do not reflect the actual expenses that an investor would have incurred as a holder of Service, Investor A, Investor B and Investor C shares of the Portfolio.

                                                          COMPASS CAPITAL FUNDS
                         INDEX EQUITY PORTFOLIO SUMMARY

                          COMPARISON OF CHANGE IN VALUE
                         OF A $10,000 INVESTMENT IN THE
                             INDEX EQUITY PORTFOLIO
                      AND THE S&P 500 INDEX FROM INCEPTION
                           AND AT EACH FISCAL YEAR END

ADVISOR TO THE INDEX MASTER PORTFOLIO:
   Dimensional Fund Advisors Inc.

TOTAL NET ASSETS (9/30/96): $246.2 million

PERFORMANCE BENCHMARK:
   S&P 500 Index

INVESTMENT APPROACH:
   Seeks long-term capital appreciation by utilizing a passive investment style that attempts to replicate the total return of the S&P 500 Index.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:
   (BULLET) The Portfolio holds substantially all of the stocks contained in the S&P 500 Index in approximately the same proportion as they are represented in the Index by investing in the U.S. Large Company Series (the "Index Master Portfolio") of the DFA Investment Trust Company.

                               [GRAPHIC OMITTED]

          Plot Points for Index Equity Portfolio Summary

           Institutional Service  Investor A  Investor B Investor C S&P 500
               Class      Class      Class       Class     Class     Index
4/20/92       10,000     10,000      9,700      10,000    10,000    10,000
9/30/92       10,162     10,162      9,856      10,162    10,162    10,212
9/30/93       11,422     11,416     11,072      11,414    11,414    11,539
9/30/94       11,773     11,738     11,365      11,717    11,717    11,964
9/30/95       15,222     15,142     14,634      15,087    15,087    15,522
9/30/96       18,239     18,088     17,461      17,586    17,945    18,687

       For the period  ended  September  30, 1996.  Past  Performance  is  not predictive of future results.

                          Average Annual Total Return
                        ------------------------------
                         1 Year        From Inception
                        --------      ----------------
  Institutional Class     19.82%           14.45%
  Service Class           19.45%           14.24%
  Investor A Class        15.73%           13.34%
  Investor B Class        13.59%           13.52%
  Investor C Class        17.75%           14.04%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The performance information of Service, Investor A, Investor B and Investor C shares prior to their introduction dates on 9/13/93, 6/2/92, 2/7/96 and 8/14/96, respectively, does not reflect shareholder servicing, shareholder processing and distribution fees and certain other expenses borne by Service, Investor A, Investor B and Investor C shares which, if reflected, would change the performance quoted for such periods. If these expenses had been reflected in the performance information, then the performance of Service, Investor A, Investor B and Investor C shares for such periods would be reduced. Performance information presented for Service, Investor A, Investor B and Investor C shares prior to their introduction dates is based upon historical expenses of the predecessor class (Institutional shares) which do not reflect the actual expenses that an investor would have incurred as a holder of Service, Investor A, Investor B and Investor C shares of the Portfolio.

                                                          COMPASS CAPITAL FUNDS

                           BALANCED PORTFOLIO SUMMARY

                          COMPARISON OF CHANGE IN VALUE
                         OF A $10,000 INVESTMENT IN THE
                         BALANCED PORTFOLIO, S&P 500 AND
                         SALOMON BROAD INVESTMENT GRADE
                       ("BIG") INDEX FROM INCEPTION AND AT
                              EACH FISCAL YEAR END

PORTFOLIO SUB-ADVISORS:
   EQUITY PORTION: Provident Capital Management
   FIXED INCOME PORTION: BlackRock Financial Management, Inc.

TOTAL NET ASSETS (9/30/96): $250.9 million

PERFORMANCE BENCHMARK:
   EQUITY PORTION: S&P 500 Index
   FIXED INCOME PORTION: Salomon BIG
     (Broad Investment Grade)
   INVESTMENT APPROACH:
   Pursues both long-term capital appreciation and current income through investments in a blend of equity and fixed income securities. The Portfolio will typically maintain a 65% equity and 35% fixed income asset allocation.

RECENT PORTFOLIO MANAGEMENT ACTIVITY:
  (BULLET) The third quarter performance of the equity portion of the Portfolio was boosted by the technology sector holdings. Security selection also aided returns in the semiconductor, paper & forest products, department store, domestic oil, money center banks and medical product industries.
  (BULLET) Within the fixed income portion of the Portfolio, the Manager reduced overall mortgage exposure, predominately selling newly issued pass-through securities and adjustable-rate mortgages. Proceeds from these sales were recycled into U.S.Treasuries and agencybonds and asset-backed securities.

                                [GRAPHIC OMITTED]

                   Plot Points for Balanced Portfolio Summary

           Institutional Service   Investor A  Investor B  S&P500   Salomon
               Class      Class      Class       Class     Index     "BIG"
5/14/90        10000      10000      9550        10000     10000     10000
9/30/90        9236       9236       8821        9236      8985      10555
9/30/91        11459      11459      10942       11459     11785     12247
9/30/92        13197      13197      12603       13197     13088     13799
9/30/93        14893      14887      14216       14884     14789     15202
9/30/94        14875      14832      14145       14809     15333     14716
9/30/95        17898      17788      16953       17639     19894     16786
9/30/96        20484      20301      19323       19957     23950     17615

   For the period  ended  September  30, 1996.  Past  Performance is  not predictive of future results.

                            Average Annual Total Return
                           ------------------------------
                       1 Year      5 Years    From Inception
                       ------     --------    --------------
  Institutional Class  14.43%      12.32%        11.88%
  Service Class        14.11%      12.12%        11.72%
  Investor A Class      8.82%      11.02%        10.86%
  Investor B Class      8.02%      11.28%        11.42%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The performance information of Service, Investor B and Institutional shares prior to their respective introduction dates on 7/29/93, 10/3/94 and 5/1/92 does not reflect the shareholder servicing, shareholder processing and distribution fees and certain other expenses borne by Service, Investor B and Institutional shares which, if reflected, would change the performance quoted for such periods. If these expenses had been reflected in the performance information, then the performance of Investor C shares for such periods would be reduced and the performance of Service and Institutional shares for such periods would be increased. Performance information presented for Institutional, Service and Investor B shares prior to their introduction is based upon historical expenses of the predecessor class (Investor A shares) which do not reflect the actual expenses that an investor would have incurred as a holder of Service, Institutional and Investor B shares of the Portfolio.

                                                          COMPASS CAPITAL FUNDS
                       EQUITY REPORT

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF THE EQUITY PORTFOLIOS
     During the fiscal year ended September 30, 1996, the following Portfolios of Compass Capital Funds declared the following dividends from realized capital gains:
                                               SHORT-TERM       LONG-TERM
                                              CAPITAL GAIN,   CAPITAL GAIN,
                                               PER SHARE         PER SHARE
                                              ------------    -------------
     Value Equity Portfolio ................    $.0725            $  .90
     Growth Equity Portfolio ...............       .06             .3150
     Small Cap Value Equity Portfolio ......        --             .8730
     International Equity Portfolio ........     .0850             .5875
     International Emerging Markets
      Portfolio ............................       .01                --
     Select Equity Portfolio ...............     .2450             .1450
     Index Equity Portfolio ................     .2350            1.4650
     Balanced Portfolio ....................       .13                --


FOR CORPORATE SHAREHOLDERS ONLY:
     The percentage of dividends from net investment income declared in the fiscal year ended September 30, 1996 which qualify for the corporate dividends received deduction is as follows:
     Value Equity Portfolio .............................     100.0%
     Growth Equity Portfolio ............................     100.0
     Small Cap Value Equity Portfolio ...................     100.0
     Small Cap Growth Equity Portfolio ..................      70.6
     International Equity Portfolio .....................       0.0
     International Emerging Markets Portfolio ...........       0.0
     Select Equity Portfolio ............................     100.0
     Index Equity Portfolio .............................      58.6
     Balanced Portfolio .................................      52.7


IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF THE
        INTERNATIONAL EQUITY PORTFOLIO.

     During the fiscal year ended September 30, 1996, the International Equity Portfolio distributed $7,140,475 of foreign source income on which the Portfolio paid foreign taxes of $1,237,166. This information is being furnished to you pursuant to notice requirements of Sections 853 (a) and 855 (d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

  AS OF SEPTEMBER 30, 1996
  STATEMENT OF NET ASSETS  COMPASS CAPITAL FUNDS
  VALUE EQUITY PORTFOLIO
                                     NUMBER
                                     OF SHARES       VALUE
                                     ---------      ------
COMMON STOCKS -- 95.7%
AEROSPACE -- 3.0%
  AlliedSignal, Inc.                  324,700     $ 21,389,612
  Rockwell International Corp.        112,700        6,353,463
  United Technologies Corp.            70,350        8,450,794
                                                  ------------
                                                    36,193,869
                                                  ------------
AIR TRANSPORTATION -- 0.7%
  Northwest Airlines Corp.-
    Class A**                         240,600        8,511,225
                                                  ------------
BANKS -- 10.8%
  Bank of Boston Corp.                328,240       18,996,890
 #Bank of New York Co., Inc.          662,200       19,452,125
  BankAmerica Corp.                   111,500        9,156,937
 #CoreStates Financial Corp.          730,433       31,591,227
 #Crestar Financial Corp.             186,500       11,003,500
  First Chicago NBD Co.               401,668       18,175,477
 #Fleet Financial Group, Inc.         415,500       18,489,750
  NationsBank, Inc.                    50,900        4,421,937
                                                   ------------
                                                   131,287,843
                                                  ------------
CHEMICALS -- 6.8%
 #Dow Chemical Co.                    201,300       16,154,325
  E.I. Du Pont de Nemours & Co.       222,525        19,637,831
 #IMC Fertilizer Group, Inc.          268,600       10,508,975
 #Lubrizol Corp.                      652,300       18,753,625
  PPG Industries, Inc.                316,100       17,187,938
                                                  ------------
                                                    82,242,694
                                                  ------------
COMPUTER & OFFICE EQUIPMENT -- 0.8%
  Xerox Corp.                         180,600        9,684,675
                                                  ------------
COMPUTER SOFTWARE & SERVICES -- 0.4%
  Stratus Computer, Inc.              228,300        4,508,925
                                                  ------------
CONGLOMERATES -- 3.1%
 #Elf Aquitaine ADR                   294,400       11,592,000
 #Royal Dutch Petroleum Co.           119,500       18,656,938
  Ultramar PLC ADR                    257,200        7,780,300
                                                   ------------
                                                    38,029,238
                                                   ------------
CONSTRUCTION -- 0.6%
  Armstrong World Industries, Inc.    107,600         6,711,550
                                                   ------------
ELECTRONICS -- 5.2%
  Applied Materials, Inc.**           378,100       10,445,012
  Avnet, Inc.                         196,000        9,506,000
  General Electric Co.                202,800       18,454,800
  Intel Corp.                          62,900        6,003,019
 #Texas Instruments, Inc.             213,300       11,758,163
  Varian Associates, Inc.             147,300        7,070,400
                                                    ----------
                                                    63,237,394
                                                    ----------
ENERGY & UTILITIES -- 8.7%
  Entergy Corp.                       403,900       10,905,300
  FPL Group, Inc.                     409,700       17,719,525
 #NIPSCO                              292,400       10,453,300
  Peco Energy Co.                     687,200       16,321,000
 #Public Service Enterprise
    Group, Inc.                       397,800       10,641,150
  Southern Co.                      1,046,700       23,681,588
 #Unicom Corp.                        656,230       16,487,779
                                                   -----------
                                                   106,209,642
                                                   -----------


-------------------------------------------------------------------------------
                                      NUMBER
                                     OF SHARES       VALUE
                                     ----------     ---------
FINANCE -- 3.2%
  AMBAC, Inc.                         191,700     $10,687,275
  Dean Witter Discover & Co.          290,536      15,979,480
  H & R Block, Inc.                   414,800      12,340,300
                                                  ------------
                                                    39,007,055
                                                  ------------
FOOD & AGRICULTURE -- 0.9%
  Archer Daniels Midland Co.          558,390       10,749,007
                                                  ------------
INSURANCE -- 5.9%
  Aetna, Inc.                          98,900        6,960,087
  Allstate Corp.                      255,224       12,569,782
  Aon Corp.                           104,000        5,642,000
  Chubb Corp.                         298,800       13,744,800
  MBIA, Inc.                          100,800        8,643,600
  Reliastar Financial Corp.           182,300        8,659,250
  TIG Holdings, Inc.                  194,100        5,823,000
  USF&G Corp.                         521,100        9,640,350
                                                  ------------
                                                    71,682,869
                                                  ------------
MACHINERY & HEAVY EQUIPMENT -- 1.7%
  Deere & Co.                         343,000       14,406,000
  Dover Corp.                         138,900        6,632,475
                                                  ------------
                                                    21,038,475
                                                  ------------
MEDICAL & MEDICAL SERVICES -- 0.6%
 #Foundation Health Co.**             229,000        7,757,375
                                                  ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 0.6%
  Beckman Instruments                 199,800        7,767,225
                                                  ------------
METAL & MINING -- 2.9%
  Aluminum Co. of America             165,800        9,782,200
 #Phelps Dodge Corp.                  307,300       19,705,613
  Reynolds Metals Co.                 114,600        5,858,925
                                                  ------------
                                                    35,346,738
                                                  ------------
MOTOR VEHICLES -- 5.7%
  Chrysler Corp.                      420,100       12,025,362
  Dana Corp.                          370,400       11,204,600
  Ford Motor Co.                      493,200       15,412,500
  General Motors Corp.                319,704       15,345,792
  Goodyear Tire & Rubber Co.          342,400       15,793,200
                                                  ------------
                                                    69,781,454
                                                  ------------
OIL & GAS -- 6.3%
 #Atlantic Richfield Co.               96,600       12,316,500
 #Chevron Corp.                       189,200       11,848,650
 #Diamond Shamrock, Inc.              168,200        5,235,225
  Exxon Corp.                         216,400       18,015,300
  Mobil Corp.                         108,200       12,524,150
  Phillips Petroleum Co.              106,100        4,535,775
  Tenneco, Inc.                       232,200       11,639,025
                                                  ------------
                                                    76,114,625
                                                  ------------
PAPER & FOREST PRODUCTS -- 2.6%
  Champion International Corp.        263,500       12,088,063
 #International Paper Co.             466,500       19,826,250
                                                  ------------
                                                    31,914,313
                                                  ------------
PHARMACEUTICALS -- 4.0%
  American Home Products Corp.        112,500        7,171,875
 #Bristol-Myers Squibb Co.            192,300       18,532,912
  Eli Lilly  & Co.                    172,900       11,152,050
 #Merck & Co., Inc.                   169,750       11,946,156
                                                  ------------
                                                    48,802,993
                                                  ------------
             See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
  STATEMENT OF NET ASSETS
  VALUE EQUITY PORTFOLIO (CONTINUED)

                                       NUMBER
                                      OF SHARES       VALUE
                                     ----------    ----------
COMMON STOCKS (CONTINUED)
RETAIL MERCHANDISING -- 4.4%
  Fingerhut Cos., Inc.                620,700  $     8,224,275
  J.C. Penney Co., Inc.               225,900       12,226,837
 #K Mart Corp.**                    1,094,300       11,216,575
  Kroger Co.                          313,100       14,011,225
  Sears, Roebuck & Co.                178,800        8,001,300
                                                --------------
                                                    53,680,212
                                                --------------
TELECOMMUNICATIONS -- 9.0%
  AT&T Corp.                          380,300       19,870,675
 #Bell Atlantic Corp.                 255,700       15,310,037
  GTE Corp.                           454,600       17,502,100
  NYNEX  Corp.                        336,000       14,616,000
  Pacific Telesis Group               202,900        6,822,513
  Sprint Corp.                        446,700       17,365,463
  US West Communications
    Group                             617,200       18,361,700
                                                --------------
                                                   109,848,488
                                                --------------
TEXTILES -- 0.6%
  Fruit of the Loom, Inc.**           235,500        7,300,500
                                                --------------
TOBACCO -- 4.2%
  Philip Morris Cos., Inc.            352,000       31,592,000
  UST, Inc.                           656,100       19,436,963
                                                --------------
                                                    51,028,963
                                                --------------
TRANSPORTATION -- 3.0%
  Conrail Corp.                       162,800       11,782,650
 #CSX Corp.                           239,000       12,069,500
  Norfolk Southern Corp.              142,700       13,039,213
                                                --------------
                                                    36,891,363
                                                --------------
TOTAL COMMON STOCKS
  (Cost $1,021,862,769)                          1,165,328,710
                                                --------------
                                        PAR
                        MATURITY       (000)
                        --------     ---------
SHORT TERM INVESTMENTS -- 4.7%
   Federal Home Loan Mortgage Corp.
     Discount Notes
     5.70%              10/01/96      $56,500       56,500,000
   Smith Barney Money Market Fund       1,033        1,033,091
                                                --------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $57,533,091)                                57,533,091
                                                --------------
-------------------------------------------------------------------------------


                                                         VALUE
                                                       --------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $1,079,395,860*)                  100.4%    $1,222,861,801

LIABILITIES IN EXCESS OF
  OTHER ASSETS                             (0.4%)       (5,007,851)
                                       ---------    --------------
NET ASSETS (Applicable to 47,619,429
  Institutional shares, 29,797,457 Service
  shares,  1,706,737  Investor  A shares,
  205,791  Investor B shares and 13,396
  Investor C shares
  outstanding)                            100.0%    $1,217,853,950
                                       ========     ==============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($731,022,572 (DIVIDE) 47,619,429)                       $15.35
                                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($457,283,472 (DIVIDE) 29,797,457)                       $15.35
                                                           ======
NET ASSET VALUE  AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($26,190,321 (DIVIDE) 1,706,737)                         $15.35
                                                           ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($15.35 (DIVIDE) .955)                                   $16.07
                                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($3,152,382 (DIVIDE) 205,791)                            $15.32
                                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($205,203 (DIVIDE) 13,396)                               $15.32
                                                           ======
-----------------
 * Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross unrealized appreciation                       $172,688,675
    Gross unrealized depreciation                        (29,222,734)
                                                        ------------
                                                        $143,465,941
                                                        ============
**  Non-income producing security.

#   Total or partial securities on loan.

             See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
                                                          COMPASS CAPITAL FUNDS
      GROWTH EQUITY PORTFOLIO
                                        NUMBER
                                       OF SHARES         VALUE
                                       ----------    -------------
COMMON STOCKS -- 96.5%
ADVERTISING -- 1.6%
  Interpublic Group of Cos., Inc.        57,600      $ 2,721,600
  Omnicom Group, Inc.                   172,100        8,045,675
                                                     -----------
                                                      10,767,275
                                                     -----------
AEROSPACE -- 1.2%
  Allied-Signal, Inc.                    84,500        5,566,438
  United Technologies Corp.              25,300        3,039,163
                                                     -----------
                                                       8,605,601
                                                     -----------
AIR TRANSPORTATION -- 0.8%
 #Atlas Air, Inc.**                      78,400        3,351,600
  Southwest Airlines                    104,600        2,392,725
                                                     -----------
                                                       5,744,325
                                                     -----------
BANKS -- 4.1%
  BankAmerica Corp.                      83,100        6,824,588
  Chase Manhattan Corp.                 106,100        8,501,263
 #First Bank System, Inc.                90,400        6,045,500
  Wells Fargo & Co.                      25,900        6,734,000
                                                     -----------
                                                      28,105,351
                                                     -----------
BEVERAGES -- 2.7%
 #Anheuser Busch Cos., Inc.              97,600        3,672,200
  Panamerican Beverages, Inc.
    Class A                              71,300        2,932,213
 #Pepsico, Inc.                         421,300       11,901,725
                                                     -----------
                                                      18,506,138
                                                     -----------
BROADCASTING -- 0.6%
  Clear Channel Communications, Inc.**   46,000        4,071,000
                                                     -----------
CHEMICALS -- 2.8%
 #Olin Corp.                             49,400        4,149,600
 #PPG Industries, Inc.                   99,500        5,410,313
  W.R. Grace & Co.                      135,900       10,192,500
                                                     -----------
                                                      19,752,413
                                                     -----------
COMPUTER & OFFICE EQUIPMENT -- 5.2%
  Computer Associates
    International, Inc.                  53,300        3,184,675
  Harris Corp.                           90,400        5,887,300
 #HBO and Co.                           187,900       12,542,325
 #Three Com Corp.**                     158,900        9,543,931
  Xerox Corp.                            88,300        4,735,088
                                                      ----------
                                                      35,893,319
                                                      ----------
COMPUTER SOFTWARE & SERVICES -- 7.9%
  Cisco Systems, Inc.**                 191,800       11,903,588
  Computer Sciences Corp.**              10,600          814,875
  Electronic Data Systems Corp.         148,300        9,101,913
 #First Data Corp.                      146,000       11,917,250
 #Microsoft Corp.**                      62,900        8,294,938
 #Oracle  Corp.**                       121,650        5,177,728
 #Parametric Technology Corp.**         149,800        7,396,375
                                                      ----------
                                                      54,606,667
                                                      ----------
CONSTRUCTION -- 0.3%
  Nucor Corp.                            45,000        2,283,750
                                                      ----------
CONTAINERS -- 0.5%
  Sealed Air Corp.**                     86,200        3,210,950
                                                      ----------
-------------------------------------------------------------------------------

                                        NUMBER
                                       OF SHARES        VALUE
                                       ----------    -----------
ELECTRONICS -- 7.0%
  Adaptec Inc.**                         61,500      $ 3,690,000
  Atmel Corp.**                          91,600        2,828,150
 #General Electric Co.                  170,600       15,524,600
  Hewlett Packard Co.                   134,600        6,561,750
 #Intel Corp.                           140,500       13,408,969
 #Nokia Corporation ADR                  61,300        2,712,525
  Varian Associates, Inc.                75,400        3,619,200
                                                     -----------
                                                      48,345,194
                                                     -----------
ENTERTAINMENT & LEISURE -- 4.4%
  Carnival Corp. , Class A               95,700        2,966,700
 #Circus Circus Enterprises, Inc.**     177,600        6,282,600
 #HFS, Inc.**                            86,200        5,764,625
  La Quinta Inns Inc.                   235,600        4,594,200
  Marriott International, Inc.           72,500        3,996,563
 #Walt Disney Co.                       104,600        6,629,025
                                                     -----------
                                                      30,233,713
                                                     -----------
FINANCE -- 2.6%
  Advanta Corp. Class B                  54,000        2,308,500
  Federal National Mortgage
    Association                         110,800        3,864,150
  First USA, Inc.                        57,900        3,206,213
  Household International, Inc.          33,400        2,747,150
  Reuters Holdings PLC  ADR              86,000        5,955,500
                                                     -----------
                                                      18,081,513
                                                     -----------
FOOD & AGRICULTURE -- 2.3%
  Campbell Soup Co.                      47,900        3,736,200
  CPC International, Inc.                63,900        4,784,513
  Kellogg Co.                            85,300        5,875,037
  Sysco Corp.                            55,300        1,859,462
                                                     -----------
                                                      16,255,212
                                                     -----------
INSURANCE -- 3.6%
  Ace, Ltd.                             151,600        8,015,850
  American International
    Group, Inc.                          46,700        4,705,025
  American Re Corp.                     124,300        7,893,050
  General Re Corp.                       31,200        4,422,600
                                                     -----------
                                                      25,036,525
                                                     -----------
MACHINERY & HEAVY EQUIPMENT -- 3.1%
  Black & Decker Corp.                  164,800        6,839,200
  Illinois Tool Works, Inc.             139,200       10,039,800
  Millipore Corp.                       114,300        4,514,850
                                                     -----------
                                                      21,393,850
                                                     -----------
MEDICAL & MEDICAL SERVICES -- 5.7%
  Centocor, Inc.**                       98,800        3,507,400
 #Healthsouth Corp.**                   261,700       10,042,737
  Medpartners Inc.**                    449,671       10,230,015
  Medtronic, Inc.                       107,600        6,899,850
 #Pacificare Health Systems Inc.
    Class B**                            59,400        5,138,100
 #United Healthcare Corp.                83,600        3,479,850
                                                     -----------
                                                      39,297,952
                                                     -----------
MEDICAL INSTRUMENTS & SUPPLIES -- 1.0%
  Boston Scientific Corp.**             120,800        6,946,000
                                                     -----------
MOTOR VEHICLES -- 1.4%
  Harley-Davidson, Inc.                  89,000        3,827,000
  Lear Corp.**                          186,600        6,157,800
                                                     -----------
                                                       9,984,800
                                                     -----------

       See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
  STATEMENT OF NET ASSETS
  GROWTH EQUITY PORTFOLIO (CONTINUED)
                                        NUMBER
                                       OF SHARES         VALUE
                                       ----------    ------------
COMMON STOCKS (CONTINUED)
PAPER & FOREST PRODUCTS -- 0.9%
 #Kimberly-Clark Corp.                   69,800       $  6,151,125
                                                      ------------
PHARMACEUTICALS -- 12.8%
  American Home Products Corp.          218,300         13,916,625
 #Amgen, Inc.**                         112,300          7,088,937
  Genetics Institute, Inc.**             47,000          3,266,500
  Johnson & Johnson                     280,100         14,355,125
  Pfizer, Inc.                          162,800         12,881,550
  Pharmacia & Upjohn, Inc.              229,800          9,479,250
  Rhone-Poulenc Rorer, Inc.             160,600         11,824,175
  Smithkline Beecham PLC                153,700          9,356,487
  Warner-Lambert Co.                     93,000          6,138,000
                                                     -------------
                                                        88,306,649
                                                     -------------
PUBLISHING -- 1.4%
 #News Corp. Ltd. ADR                   185,000          3,861,875
 #Scholastic Corporation**               81,900          5,937,750
                                                     -------------
                                                         9,799,625
                                                     -------------
RESTAURANTS -- 1.4%
 #Boston Chicken**                      171,400          6,041,850
 #McDonald's Corp.                       71,600          3,392,050
                                                     -------------
                                                         9,433,900
                                                     -------------
RETAIL MERCHANDISING -- 9.5%
  Barnes & Noble, Inc.**                182,700          6,280,312
  Gap  Inc.                             163,900          4,732,612
 #Kroger Co.**                          183,300          8,202,675
  Mattel, Inc.                          237,000          6,132,375
  Officemax, Inc.**                      10,000            140,000
 #PetSmart, Inc.**                      309,200          8,000,550
 #Saks Holdings, Inc.**                 210,000          7,350,000
 #Sears, Roebuck & Co.                  148,700          6,654,325
 #Service Corp. International           283,200          8,566,800
 #Staples, Inc.**                       210,000          4,659,375
  Wal-Mart Stores, Inc.                 180,800          4,768,600
                                                     -------------
                                                        65,487,624
                                                     -------------
SOAPS & COSMETICS -- 3.8%
  Avon Products, Inc.                    60,000          2,977,500
  Colgate-Palmolive Co.                  71,900          6,246,312
  Estee Lauder Companies                102,100          4,581,737
  Procter & Gamble Co.                  127,400         12,421,500
                                                     -------------
                                                        26,227,049
                                                     -------------
TECHNOLOGY -- 1.0%
  Biogen, Inc.**                         87,800          6,672,800
                                                     -------------
TELECOMMUNICATIONS -- 3.8%
  Ericsson (L.M.) Telephone ADR         222,700          5,651,012
 #Lucent Technologies, Inc.             110,300          5,060,012
  MFS Communications Co., Inc.**        139,200          6,072,600
 #U.S. Robotics Corp.                   112,700          7,283,237
  World Communications, Inc.**           93,600          2,000,700
                                                     -------------
                                                        26,067,561
                                                     -------------
TEXTILES -- 0.5%
  Nike, Inc.                             28,200          3,426,300
                                                     -------------
TOBACCO -- 2.6%
  Philip Morris Cos., Inc.              202,600         18,183,350
                                                     -------------
TOTAL COMMON STOCKS
  (Cost $513,927,414)                                  666,877,531
                                                     -------------

-------------------------------------------------------------------------------
                                            PAR
                              MATURITY     (000)          VALUE
                            ----------   ----------   ------------
SHORT TERM INVESTMENTS -- 4.1%
   Federal Home Loan
     Mortgage Corp.
     5.70%                   10/01/96     $26,865     $ 26,865,000
   U.S. Treasury Bills
     5.16%                   12/19/96       1,216***     1,202,827
                                                      ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $28,067,215)                                    28,067,827
                                                      ------------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $541,994,629*)                      100.6%     694,945,358

LIABILITIES IN EXCESS OF
  OTHER ASSETS                               (0.6%)     (3,808,613)
                                          --------    -------------
NET ASSETS (Applicable to 32,161,547
  Institutional  shares,  12,776,479
  Service shares, 1,109,844 Investor
  A shares and 159,031 Investor B
  shares outstanding)                       100.0%     $691,136,745
                                          ========    =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($481,171,216 (DIVIDE) 32,161,547)                         $14.96
                                                            =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($191,023,000 (DIVIDE) 12,776,479)                         $14.95
                                                            =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($16,579,152 (DIVIDE) 1,109,844)                           $14.94
                                                            =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($14.94 (DIVIDE) .955)                                     $15.64
                                                            =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($2,363,377 (DIVIDE) 159,031)                              $14.86
                                                            =======

-----------------
  * Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross unrealized appreciation                     $ 154,969,890
    Gross unrealized depreciation                        (2,019,161)
                                                    ---------------
                                                       $152,950,729
                                                    ===============
 ** Non-income producing security.

*** Principal  amount of securities  pledged as initial  margin requirement  of $937,500  on 75  Standard & Poor's 500 Stock
    Index  futures  contracts  expiring December   1996.  The
    value of such contracts on September 30, 1996 was $25,927,500, thereby resulting in an unrealized gain of $88,125.
 #  Total or partial securities on loan.

                 See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
                                                           COMPASS CAPITAL FUNDS
  SMALL CAP VALUE EQUITY PORTFOLIO
                                         NUMBER
                                        OF SHARES     VALUE
                                       ----------  ------------
COMMON STOCKS -- 95.7%
AIR TRANSPORTATION -- 0.8%
 #Alaska Air Group, Inc.**              119,500    $ 2,554,313
                                                   -----------
BANKS -- 7.9%
  Albank Financial Corp.                155,952      4,483,620
 #BankAtlantic Bancorp, Inc.
    Class A                              56,146        736,916
  BankAtlantic Bancorp, Inc.
    Class B                             241,624      3,261,924
  Banknorth Group, Inc.                 129,000      4,821,375
  Commerce Bancorp, Inc.                132,981      3,507,374
  Commonwealth Bancorp, Inc.             24,600        292,125
  Security Capital Corp.                  8,200        530,950
  Standard Federal Bancorp.              90,800      4,154,100
  Susquehanna Bancshares, Inc.          128,300      3,816,925
                                                   -----------
                                                    25,605,309
                                                   -----------
CHEMICALS -- 1.5%
  Bush Boake Allen, Inc.**              199,800      4,770,225
                                                   -----------
COMPUTER & OFFICE EQUIPMENT -- 0.8%
  Bell Micro Products, Inc.**           333,300      2,583,075
                                                   -----------
COMPUTER SOFTWARE & SERVICES -- 2.0%
  Computer Horizons Corp.               120,600      3,437,100
  Computer Task Group, Inc.              96,700      3,009,788
                                                   -----------
                                                     6,446,888
                                                   -----------
CONSTRUCTION -- 4.1%
  Beazer Homes USA, Inc.**              226,300      3,253,063
  BMC West Corp.**                      195,600      2,713,950
  Charter Power Systems, Inc.           136,600      3,517,450
  Pacific Greystone Corp.               346,400      3,593,900
                                                   -----------
                                                    13,078,363
                                                   -----------
CONTAINERS -- 1.2%
  BWay Corp.**                          203,500      3,713,875
                                                   -----------
DURABLE GOODS -- 1.1%
  Wellman, Inc.                         206,700      3,617,250
                                                   -----------
ELECTRONICS -- 9.3%
  Belden, Inc.                          106,640      3,092,560
  Berg Electronics Corp.**              144,000      3,924,000
  Cable Design Technologies              66,900      2,676,000
  Electro Scientific Industries, Inc.*  176,000      3,256,000
  Franklin Electronic
    Publishers, Inc.**                  184,800      2,356,200
  Holophane Corp.                       210,900      3,954,375
 #Lattice Semiconductor Corp.**         140,700      4,062,713
  Mark IV Industries, Inc.              145,200      3,158,100
  Marshall Industries**                 115,500      3,479,438
                                                   -----------
                                                    29,959,386
                                                   -----------
ENERGY & UTILITIES -- 4.6%
  Central Louisiana Electric Co.         60,800      1,588,400
  Eastern Enterprises                    46,100      1,740,275
  Eastern Utilities Associates           63,400      1,069,875
  IES Industries, Inc.                   50,690      1,539,709
  Piedmont Natural Gas, Inc.             76,500      1,845,563
  Public Service Co.                     95,900      1,870,050
  Sierra Pacific Resources               71,540      1,851,098
  TNP Enterprises,Inc.                   62,100      1,536,975
  UGI Corp. Holding Co.                  77,810      1,828,535
                                                   -----------
                                                    14,870,480
                                                   -----------

--------------------------------------------------------------------------------
                                        NUMBER
                                       OF SHARES      VALUE
                                       ----------  -----------
FINANCE -- 3.4%
  Astoria Financial Corp.                93,700    $ 2,717,300
  Peoples Heritage Financial
    Group                               124,200      2,903,175
  PFF Bancorp, Inc.                     267,100      3,305,363
 #Webster Financial Corp.                55,900      1,970,475
                                                   -----------
                                                    10,896,313
                                                   -----------
FOOD & AGRICULTURE -- 1.8%
  Daka International, Inc.**            229,800      2,068,200
  Suiza Foods Corp.**                   214,400      3,698,400
                                                   -----------
                                                     5,766,600
                                                   -----------
FURNITURE -- 1.1%
  Ethan Allen Interiors , Inc.          114,100      3,551,363
                                                   -----------
GLASS -- 1.4%
  Libbey, Inc.                          174,400      4,599,800
                                                   -----------
INSURANCE -- 8.5%
  American Travellers Corp.**            78,250      2,592,031
  Baldwin & Lyons, Inc. Class B         169,200      3,109,050
  Commerce Group, Inc.                  150,820      3,318,040
  Enhance Financial Services
    Group, Inc.                         140,300      4,629,900
  Harleysville Group, Inc.              120,600      3,135,600
  Physician Corp. of America**          167,800      2,034,575
  Pxre Corp.                            128,200      2,932,575
  State Auto Financial Corp.            175,950      2,595,263
  United Wisconsin Services, Inc.        67,930      1,986,952
  W.R. Berkley Corp.                     26,500      1,212,375
                                                   -----------
                                                    27,546,361
                                                   -----------
JEWELRY -- 1.1%
  Movado Group, Inc.                    142,900      3,608,225
                                                   -----------
MACHINERY & HEAVY EQUIPMENT -- 10.6%
  Alamo Group, Inc.**                   148,140      2,166,547
  BW/IP Holdings Inc.**                 208,300      3,228,650
  CMI Corp. Class A**                   376,700      1,459,712
  Harmon Industries, Inc.               178,300      2,986,525
  Hirsch International Corp.            194,750      3,602,875
  K2, Inc.                              178,300      4,658,087
  Lydall, Inc.**                        211,150      5,146,781
  Pentair, Inc.                         106,500      2,822,250
  Plantronics, Inc.**                   109,860      4,133,482
  US Can Corp.**                        244,200      3,937,725
                                                   -----------
                                                    34,142,634
                                                   -----------
MEDICAL & MEDICAL SERVICES -- 3.6%
  Mariner Health Group, Inc.**          211,950      3,258,731
  North American Biologicals            429,400      5,099,125
  Sierra Health Services, Inc.**         99,000      3,403,125
                                                   -----------
                                                    11,760,981
                                                   ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 1.0%
  Beckman Instruments, Inc.              81,800      3,179,975
                                                   -----------
METAL & MINING -- 4.6%
  Gibraltar Steel Corp.**               164,200      3,694,500
  Mueller Industries, Inc.**             90,900      3,692,812
  Rouge Steel Co.                       148,700      3,234,225
  Wolverine Tube, Inc.                   97,100      4,175,300
                                                   -----------
                                                    14,796,837
                                                   -----------

                 See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
  STATEMENT OF NET ASSETS
  SMALL CAP VALUE EQUITY PORTFOLIO (CONTINUED)
                                        NUMBER
                                       OF SHARES      VALUE
                                       ----------  -----------
COMMON STOCKS (CONTINUED)
MOTOR VEHICLES -- 1.4%
  A.O. Smith Corp. Class B              139,500    $ 3,470,063
  TBC Corp.                             179,400      1,143,675
                                                   -----------
                                                     4,613,738
                                                   -----------
OIL & GAS -- 4.5%
  Belco Oil & Gas Corp.**               208,100      5,566,675
  Forasol-Foramer NV**                  317,700      3,852,112
  Oneok, Inc.                            50,600      1,391,500
  Seacor Holdings, Inc.**                74,700      3,791,025
                                                   -----------
                                                    14,601,312
                                                   -----------
PAPER & FOREST PRODUCTS -- 2.8%
  Caraustar Industries, Inc.            166,500      4,942,969
  Chesapeake Corp.                      153,900      4,232,250
                                                   -----------
                                                     9,175,219
                                                   -----------
REAL ESTATE -- 5.2%
  Avalon Properties, Inc.               102,600      2,385,450
  Beacon Properties Corp.                57,700      1,673,300
  Camden Property Trust                  92,900      2,380,562
  Felcor Suite Hotels, Inc.              47,000      1,515,750
  Highwoods Properties, Inc.             47,500      1,442,813
  Patriot American
    Hospitality, Inc.                    52,500      1,765,313
  Reckson Associates
    Realty Corp.                         46,200      1,715,175
  Shurgard Storage Centers, Inc.         99,400      2,571,975
  Storage Trust Realty                   60,200      1,309,350
                                                   -----------
                                                    16,759,688
                                                   -----------
RETAIL MERCHANDISING -- 6.8%
  Bombay Co.**                          529,900      2,980,687
  Carson Pirie Scott & Co.**            182,700      4,864,387
  Fingerhut Co.                         230,900      3,059,425
  Freds, Inc., Class A                  225,200      1,998,650
  Roberds, Inc.**                       124,000      1,054,000
  Stanhome, Inc.                         44,200      1,276,275
  Value City Department
    Stores, Inc.                        150,800      1,357,200
  Vons Co., Inc.                         30,900      1,324,836
  Zale Corp.                            184,600      4,038,125
                                                   -----------
                                                    21,953,585
                                                   -----------
SANITARY SERVICES -- 0.3%
  Dames & Moore, Inc.                    70,000        936,250
                                                   -----------
TEXTILES -- 2.2%
  Cone Mills Corp. **                   274,400      2,160,900
  Crown Crafts, Inc.                    160,940      1,528,930
  Phillips-Van Heusen Corp.             302,900      3,369,762
                                                   -----------
                                                     7,059,592
                                                   -----------
TOBACCO -- 1.1%
  Universal Corp.                       136,100      3,470,550
                                                   -----------
TRANSPORTATION -- 1.0%
  Midwest Express Holdings, Inc.**      111,680      3,336,440
                                                   -----------
TOTAL COMMON STOCKS
  (Cost $271,543,207)                              308,954,627
                                                   -----------

--------------------------------------------------------------------------------
                                        PAR
                         MATURITY       (000)         VALUE
                         ----------  ----------   ------------
SHORT TERM INVESTMENTS -- 6.0%
 Federal Home Loan Mortgage Corp.
     Discount Notes
     5.70%                10/01/96      19,000    $ 19,000,000
   Smith Barney Money Market Fund          242       242,474
                                                  ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $19,242,474)                                19,242,474
                                                  ------------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $290,785,681*)                   101.7%    328,197,101

LIABILITIES IN EXCESS OF
  OTHER ASSETS                            (1.7%)   (5,426,127)
                                       --------   ------------
NET ASSETS  (Applicable to 13,443,808
  Institutional  shares,  5,067,028
  Service shares, 1,540,306 Investor A
  shares and 149,187 Investor B shares
  outstanding)                           100.0%   $322,770,974
                                        =======   ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($214,827,731 (DIVIDE) 13,443,808)                    $15.98
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($80,980,514 (DIVIDE) 5,067,028)                       $15.98
                                                         ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($24,605,308 (DIVIDE) 1,540,306)                       $15.97
                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($15.97 (DIVIDE) .955)                                 $16.72
                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($2,357,421 (DIVIDE) 149,187)                          $15.80
                                                         ======

-----------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
  Gross unrealized appreciation                       $ 57,334,356
  Gross unrealized depreciation                        (19,922,936)
                                                      ------------
                                                      $ 37,411,420
                                                      ============
 ** Non-income producing security.
 #  Total or partial securities on loan.

         See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
                                                           COMPASS CAPITAL FUNDS
  SMALL CAP GROWTH EQUITY PORTFOLIO
                                       NUMBER
                                      OF SHARES       VALUE
                                      ----------   -----------
COMMON STOCKS -- 90.2%
ADVERTISING -- 0.2%
  The Leap Group, Inc.**                75,700     $   766,463
                                                   -----------
BEVERAGES -- 0.7%
 #Boston Beer Co., Inc.**              163,200       3,162,000
                                                   -----------
BUSINESS SERVICES -- 13.7%
  Abacus Direct Corp.**                 21,500         451,500
 #Access Health Market, Inc.**          94,500       5,287,500
 #Accustaff, Inc.**                    259,200       6,706,800
 #APAC Teleservices, Inc.**            201,600      10,332,000
  Apollo Group, Inc.**                 135,625       3,627,969
  Envoy Corp.**                         74,200       2,875,250
  HCIA, Inc.**                          45,000       2,700,000
  IMC Mortgage Co.**                    87,200       2,790,400
  May & Speh, Inc.**                    74,000       1,480,000
  Norrell Corp.                        169,800       5,348,700
  Oxford Resources Corp.**              75,600       1,615,950
  Paychex, Inc.                         21,375       1,239,750
 #Quintiles Transnational Corp.**       49,600       3,633,200
  Robert Half International, Inc.**    163,600       6,032,750
  Sitel Corp.**                        194,300       8,646,350
  Transactions Systems
    Architects, Inc.**                  44,800       1,892,800
  Vincam Group, Inc.**                   3,700         141,525
  Wackenhut Corrections Corp.**        127,200       2,830,200
                                                   -----------
                                                    67,632,644
                                                   -----------
COMPUTER & OFFICE EQUIPMENT -- 13.0%
  Baan Company N.V.**                   57,800       1,929,075
 #CBT Group PLC**                      174,400       8,196,800
  Comverse Technology, Inc.**          200,300       7,786,662
 #HBO and Co.                           26,000       1,735,500
 #Inacom Corp.**                        80,400       2,753,700
  Legato Systems, Inc.**                87,100       4,137,250
  Natural Microsystems Corp.**          97,000       4,668,125
  Network Appliance, Inc.**             93,000       2,790,000
  Rational Software Corp.**            184,000       6,279,000
  Systemsoft Corp.**                   285,700       9,785,225
  Technology Solutions Co.**           202,850       7,074,394
  Vantive Corp.**                       59,000       3,820,250
  Veritas Software Co.**                46,600       3,296,950
                                                   -----------
                                                    64,252,931
                                                   -----------
COMPUTER SOFTWARE & SERVICES -- 8.7%
  Acxiom Corp.**                       150,000       6,168,750
  Aspen Technology, Inc.**             114,400       7,750,600
  Bisys Group, Inc.**                  120,000       4,920,000
  Citrix Systems, Inc.**               109,800       5,627,250
  Electronics For Imaging, Inc.**       70,400       5,051,200
  Manugistics**                        142,000       5,715,500
  National Techteam, Inc.**            124,200       3,368,925
  Pegasystems, Inc.**                  135,000       3,510,000
  Xionics Document
    Technologies, Inc.**                42,100         631,500
                                                   -----------
                                                    42,743,725
                                                   -----------
CONSTRUCTION -- 0.9%
  Champion Enterprises, Inc.**         200,000       4,525,000
                                                   -----------

--------------------------------------------------------------------------------
                                       NUMBER
                                      OF SHARES       VALUE
                                      ----------   -----------
ELECTRONICS -- 5.4%
  Cambridge Technology
    Partners, Inc.**                   234,900     $ 7,105,725
  Dynatech Corp.**                     108,400       4,959,300
  Gemstar Resources Ltd.**              64,500       1,902,750
  Sawtek, Inc.**                       105,900       2,753,400
  Ultrak, Inc.**                       150,200       4,130,500
  Vitesse Semiconductor Inc.**         149,500       5,774,437
                                                   -----------
                                                    26,626,112
                                                   -----------
ENTERTAINMENT & LEISURE -- 2.4%
 #Doubletree Corp.**                    86,100       3,433,238
  Regal Cinemas, Inc.**                220,350       5,508,750
 #Speedway Motorsports, Inc.**          87,600       2,299,500
  The North Face, Inc.**                26,100         737,325
                                                   -----------
                                                    11,978,813
                                                   -----------
FINANCE -- 3.2%
 #Aames Financial Corp.                150,000       7,556,250
 #Amresco, Inc.**                      115,000       2,630,625
 #Cityscape Financial Corp.**          100,000       2,650,000
 #The Money Store, Inc.                114,750       3,040,875
                                                   -----------
                                                    15,877,750
                                                   -----------
INSURANCE -- 1.1%
  HCC Insurance Holdings, Inc.         110,250       3,183,469
  United Dental Care, Inc.**            63,600       2,297,550
                                                   -----------
                                                     5,481,019
                                                   -----------
MANUFACTURING -- 1.7%
  Oakwood Homes Corp.**                180,000       4,950,000
  Southern Energy Homes, Inc.**        205,500       3,288,000
                                                   -----------
                                                     8,238,000
                                                   -----------
MEDICAL & MEDICAL SERVICES -- 6.0%
  American Medical
    Response, Inc.**                    55,800       2,008,800
  Clintrials Research, Inc.**          106,600       4,343,950
 #FPA Medical Management, Inc.**        40,000       1,055,000
  NCS Healthcare, Inc.**                56,600       1,775,825
 #Occusystems, Inc.**                  129,000       3,870,000
 #Orthodontic Centers of
    America, Inc.**                    100,000       2,037,500
  Pediatrix Medical Group, Inc.**      110,500       5,538,812
  Phycor, Inc.**                       105,300       4,007,981
  Renal Treatment Centers, Inc.*        74,200       2,467,150
  Serologicals Corp.**                  71,700       2,491,575
                                                   -----------
                                                    29,596,593
                                                   -----------
MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
  Minimed, Inc.**                       74,800       1,879,350
 #Omnicare, Inc.                       100,000       3,050,000
  Techne Corp.**                        44,000       1,028,500
                                                   -----------
                                                     5,957,850
                                                   -----------
MEDICAL OLD -- 0.1%
  CRA Managed Care, Inc.**              10,000         540,000
                                                   -----------
MOTOR VEHICLES -- 0.3%
  Keystone Automotive
    Industries, Inc.**                 100,000       1,225,000
                                                   -----------

         See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
  STATEMENT OF NET ASSETS
  SMALL CAP GROWTH EQUITY PORTFOLIO (CONTINUED)
                                       NUMBER
                                      OF SHARES       VALUE
                                      ----------   -----------
COMMON STOCKS (CONTINUED)
OIL & GAS -- 1.3%
  Marine Drilling Co., Inc.**           71,800      $  691,075
  Reading & Bates Corp.**              100,000       2,712,500
  Seacor Holdings, Inc.**               63,100       3,202,325
                                                   -----------
                                                     6,605,900
                                                   -----------
PHARMACEUTICALS -- 7.4%
  Dura Pharmaceuticals, Inc.**         232,200       8,562,375
 #Jones Medical Industries, Inc.       220,500      10,694,250
  Medicis Pharmaceutical Corp.**       106,000       5,114,500
  Noven Pharmaceuticals, Inc.**         36,800         464,600
  Paraxel International Corp.**         76,500       4,819,500
  Rexall Sundown, Inc.**               188,000       6,862,000
                                                   -----------
                                                    36,517,225
                                                   -----------
PUBLISHING & PRINTING -- 0.8%
  Gartner Group, Inc.**                120,000       4,080,000
                                                   -----------
REAL ESTATE -- 0.6%
  Signature Resorts, Inc.**             75,000       1,781,250
  Studio Plus Hotels, Inc.**            78,250       1,291,125
                                                   -----------
                                                     3,072,375
                                                   -----------
RESTAURANTS -- 4.0%
  CKE Restaurants, Inc.**               57,400       1,765,050
 #Einstein/Noah Bagel Corp.**          106,800       3,284,100
  Landry's Seafood
    Restaurants, Inc.**                187,000       4,675,000
  Logan's Roadhouse, Inc.**             49,200         990,150
  Papa John's International, Inc.**     78,450       4,118,625
 #Quality Dining, Inc.**               173,700       4,950,450
                                                   -----------
                                                    19,783,375
                                                   -----------
RETAIL -- 0.5%
  Gargoyles, Inc.**                      3,800          80,750
  Pacific Sunwear of California**       75,000       2,465,625
                                                   -----------
                                                     2,546,375
                                                   -----------
RETAIL MERCHANDISING -- 3.4%
  Cost Plus, Inc.**                      7,400         171,125
 #Donna Karan Intl, Inc.**              37,200         850,950
  Finish Line, Inc.**                   61,900       2,940,250
  Gadzooks, Inc.**                      62,550       2,173,612
  Global Directmail Corp.**             37,000       1,766,750
 #Just for Feet, Inc.**                 62,525       3,134,066
 #Oakley, Inc.**                        30,200       1,283,500
  Petco Animal Supplies, Inc.**        105,000       2,861,250
  West Marine, Inc.**                   45,200       1,491,600
                                                   -----------
                                                    16,673,103
                                                   -----------
RETAIL MERCHANDISING -- 0.1%
 #Hot Topic, Inc.**                     20,000         470,000
                                                   -----------
SANITARY SERVICES -- 3.2%
  Continental Waste
    Industries, Inc.**                 166,666       3,729,152
  United Waste Systems, Inc.**         202,000       7,019,500
  USA Waste Services, Inc.**           163,030       5,135,445
                                                   -----------
                                                    15,884,097
                                                   -----------
SOAPS & COSMETICS -- 0.6%
 #USA Detergents, Inc.**                75,900       3,017,025
                                                   -----------
--------------------------------------------------------------------------------

                                       NUMBER
                                      OF SHARES       VALUE
                                      ----------  ------------
TELECOMMUNICATIONS -- 7.0%
  Boston Communications
    Group, Inc.**                       38,000      $  617,500
  Cascade Communications
    Corp.**                             38,100       3,105,150
 #DSP Communications, Inc.**           133,200       7,442,550
  P-Com, Inc.**                        107,000       2,648,250
  Precision Response, Corp.**          175,200       6,745,200
  Savill Systems Ireland PLC**         271,400       9,566,850
  Tel-Save Holdings, Inc.**            148,400       4,266,500
                                                  ------------
                                                    34,392,000
                                                  ------------
TEXTILES -- 1.9%
  Nautica Enterprises, Inc.**          128,200       4,134,450
  St. John Knits, Inc.                  75,000       3,759,375
 #Tommy Hilfiger Corp.**                25,000       1,481,250
                                                  ------------
                                                     9,375,075
                                                  ------------
TRANSPORTATION -- 0.8%
  Rural/Metro Corp.**                  103,900       3,792,350
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $272,612,977)                              444,812,800
                                                  ------------

                                        PAR
                        MATURITY       (000)
                        --------     ----------
CORPORATE BONDS -- 0.5%
  Speedway Motorsports,Inc.
     5.75%              09/30/03       $ 2,300       2,334,500
                                                  ------------
  (Cost $2,300,000)
SHORT-TERM INVESTMENTS -- 11.6%
   Federal Home Loan Bank
     Discount Notes
     5.70%              10/01/96        50,305      50,305,000
   Federal National Mortgage
     Association Discount Notes
     5.19%              10/04/96         5,065       5,062,809
   U.S. Treasury Bills
     5.16%              12/19/96         1,900***    1,903,894
                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $57,271,979)                                57,271,703
                                                  ------------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $332,184,956*)                   102.3%    504,419,003

LIABILITIES IN EXCESS OF
  OTHER ASSETS                            (2.3%)    (11,151,526)
                                       --------   -------------
NET ASSETS  (Applicable to 13,653,681
  Institutional  shares,  7,287,872
  Service shares, 1,288,710 Investor
  A shares, 302,852 Investor B shares
  and 15,304 Investor C shares
  outstanding)                           100.0%    $493,267,477
                                       ========    ============

          See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
                                                           COMPASS CAPITAL FUNDS

                                                         VALUE
                                                     ------------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($299,563,010 (DIVIDE) 13,653,681)                       $21.94
                                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($158,901,122 (DIVIDE) 7,287,872)                        $21.80
                                                           ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($27,954,075 (DIVIDE) 1,288,710)                         $21.69
                                                           ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($21.69 (DIVIDE) .955)                                   $22.71
                                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($6,519,803 (DIVIDE) 302,852)                            $21.53
                                                           ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($329,467 (DIVIDE) 15,304)                               $21.53
                                                           ======

-----------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
  Gross unrealized appreciation                       $175,678,462
  Gross unrealized depreciation                         (3,444,415)
                                                      ------------
                                                      $172,234,047
                                                      ============
** Non-income producing security.
*** Principal  amount of securities  pledged as initial  margin  requirement of $1,812,500 on 145 Standard & Poor's 500 Stock Index futures  contracts
    expiring December   1996.  The  value  of  such  contracts  on
    September 30, 1996 was $50,126,500, thereby resulting in an unrealized gain of $143,676.
  # Total or partial securities on loan.

            See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
  SCHEDULE OF INVESTMENTS
  INTERNATIONAL EQUITY PORTFOLIO
                                       NUMBER
                                      OF SHARES       VALUE
                                    ------------   -----------
COMMON STOCKS -- 91.9%
AUSTRALIA -- 3.3%
  AAPC Limited                        4,300,000    $ 2,722,072
  Australia & New Zealand
    Banking Group                     1,145,000      6,550,658
  Australian Gas Light Co.              500,000      2,690,420
  M.I.M.  Holdings, Ltd.              1,580,000      1,925,391
  QNI Limited                         1,766,000      3,703,326
  WMC, Ltd.                             235,000      1,511,818
                                                   -----------
                                                    19,103,685
                                                   -----------
AUSTRIA -- 0.5%
  Voest Alpine Stahl AG                  91,500      3,162,374
                                                   -----------
DENMARK -- 0.7%
  Den Danske Bank AB                     56,000      4,080,546
                                                   -----------
FINLAND -- 0.4%
  UPM-Kymmene Corp.**                   122,780      2,558,421
                                                   -----------
FRANCE -- 5.7%
  Christian Dior SA                      51,400      6,013,676
  Credit Local de France                 49,400      4,210,363
  SGS-Thomson Microelectronics**         54,000      2,582,586
  Sylea                                  38,168      4,110,684
  Total SA                               34,000      2,677,191
  Union Des Assurances Federal           22,489      2,631,159
  Usinor Sacilor                        259,000      3,998,508
  Veba  AG                              120,000      6,282,607
                                                   -----------
                                                    32,506,774
                                                   -----------
GERMANY -- 4.3%
  Bankgesellschaft Berlin AG            132,500      2,647,396
  Daimler-Benz AG                       168,000      9,217,163
  Deutsche Bank AG                      120,000      5,640,354
  Deutsche Lufthansa AG                   4,305        609,158
  Mannesmann AG                          11,500      4,307,697
  Plettac AG                              8,715      1,884,016
                                                   -----------
                                                    24,305,784
                                                   -----------
HONG KONG -- 5.6%
  CDL Hotels                          6,453,000      3,504,888
  Cheung Kong                           775,000      5,963,235
  Founder Hong Kong, Ltd.**           4,700,000      1,838,597
  Guoco Group, Ltd.                     470,000      2,297,486
  HSBC Holdings PLC                     335,000      6,216,700
  New World Development Co.             800,000      4,200,290
  Swire Pacific Ltd. 'A' Shares         200,000      1,791,072
  Wheelock and Co.                    2,900,000      6,412,942
                                                   -----------
                                                    32,225,210
                                                   -----------
ITALY -- 2.5%
  Banca Popolare di Bergamo             282,000      4,523,866
  Burgo Cartiere                        465,000      2,262,327
  Olivetti & Co. SpA                  9,000,000      3,321,893
  Telecom Italia Mobile SpA           1,950,000      4,333,333
                                                   -----------
                                                    14,441,419
                                                   -----------
JAPAN -- 40.0%
  Amway Japan, Ltd.                      69,308      3,007,178
  Asahi Bank Ltd.                       479,000      5,453,429
  Autobacs Seven Co., Ltd.               47,000      4,141,730
  Bridgestone Corp.                     344,000      6,198,476
  Canon, Inc.                           267,000      5,241,865
  Chugoku Bank, Ltd.                    207,000      3,414,433
  Daicel Chemical Industry, Ltd.        655,000      3,464,366
  Daiwa House Industry                  280,000      4,016,136
  DDI Corp.                                 960      7,754,012
  Fuji Photo Film Co.                   246,000      7,475,930

--------------------------------------------------------------------------------
                                        NUMBER
                                       OF SHARES      VALUE
                                     ------------  -----------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
  Honda Motor Co., Ltd.                 305,000    $ 7,655,760
  Horiba                                227,000      2,787,898
  Inax                                  318,000      3,021,784
  Jusco Co.                             151,000      4,588,884
  Kuraray Co., Ltd.                     475,000      4,811,744
  Laox                                  148,500      2,795,607
  Mabuchi Motor                          57,000      3,168,086
  Maruko Co., Ltd.                       55,880      3,656,871
  Matsushita Electric
    Industrial Co.                      464,000      7,778,395
  Minebea Co., Ltd.                     476,000      4,220,206
  Mitsubishi Electric Corp.             736,000      5,014,433
  Mitsubishi Heavy Industries, Ltd.   1,000,000      8,130,883
  Mitsubishi Materials Corp.          1,031,000      4,935,491
  Mitsui Fudosan                        325,000      4,311,968
  Nippon Steel Corp.                  1,708,000      5,297,786
  Nishimatsu Construction               590,000      5,712,237
  NKK Corp.                           1,980,000      5,076,468
  Noritsu Koki Co., Ltd.                 31,000      1,775,796
  Orix Corp.                             99,500      3,835,500
  Ricoh Co.                             570,000      5,825,190
  Rinnai Corp.                          173,000      3,970,238
  Ryohin Keikaku Co.                     52,000      4,400,538
  Sankyo Co.                             68,600      2,521,381
  Sanyo Shinpan Finance Co.              99,700      6,077,633
  Sawako                                  5,700         93,510
  Sekisui Chemical Co.                  515,000      6,094,128
  Shin-Etsu Chemical Co.                220,000      3,944,420
  Shiseido Co., Ltd.                    634,000      7,615,957
  Sumitomo Marine & Fire
    Insurance Co.                     1,012,000      7,965,361
  Sumitomo Trust & Banking              479,000      6,011,654
  Suzuki Motor Co., Ltd.                424,000      5,169,341
  Takeda Chemical Ind.                  540,000      9,875,392
  THK Co., Ltd.                         210,000      3,708,651
  Tokyo Electron, Ltd.                   90,000      2,606,006
  Tsubaki Nakashima Co., Ltd.           250,000      2,711,788
  Tsukishima Kikai                      167,000      3,488,212
  Yamanashi Chuo Bank                   388,000      3,860,870
  Yamato Transport Co., Ltd.            387,000      4,197,848
                                                   -----------
                                                   228,881,470
                                                   -----------
NETHERLANDS -- 4.5%
  DSM NV                                 78,100      7,666,258
  Hollandsche Beton Groep NV             27,500      4,981,011
  Internationale Nederlanden
    Groep NV                            304,097      9,488,040
  Vendex International NV                90,000      3,507,450
                                                   -----------
                                                    25,642,759
                                                   -----------
NORWAY -- 1.5%
  Norsk Hydro AS                        124,524      5,829,883
  Smedvig ASA 'A' Shares                105,000      2,163,284
  Smedvig ASA 'B' Shares                 26,250        486,335
                                                   -----------
                                                     8,479,502
                                                   -----------
SINGAPORE -- 0.7%
  Development Bank of Singapore         124,000      1,523,904
  United Overseas Bank                  250,000      2,433,047
                                                   -----------
                                                     3,956,951
                                                   -----------
SPAIN -- 2.7%
  Asturiana de Zinc**                   167,182      1,158,726
  Autopistas del Mare                   198,000      2,837,162
  Iberdrola SA                           27,900        270,505

        See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
                                                           COMPASS CAPITAL FUNDS
                                         NUMBER
                                       OF SHARES       VALUE
                                      ------------  -----------
COMMON STOCKS(CONTINUED)
SPAIN (CONTINUED)
  Repsol SA                               7,000   $    230,044
  Repsol SA ADR                         120,000      3,975,000
  Telefonica de Espana ADR              125,000      6,953,125
                                                  ------------
                                                    15,424,562
                                                  ------------
SWEDEN -- 0.5%
  Cardo AB                              124,000      2,750,773
                                                  ------------
SWITZERLAND -- 3.7%
  Baloise Holding, Ltd.                   2,093      4,379,185
  Ciba-Geigy AG                           6,978      8,921,339
  CS Holding                             56,500      5,584,250
  Valora Holding AG Regd.                12,880      2,238,036
                                                  ------------
                                                    21,122,810
                                                  ------------
UNITED KINGDOM -- 15.3%
  Allied Carpets Group PLC              670,000      2,909,726
  Asda Group PLC                      2,150,000      3,549,811
  BBA Group PLC                         700,000      3,702,790
  British Gas                         1,000,000      3,122,175
  British Petroleum                     350,000      3,631,583
  Burton Group PLC                     1,420,00      3,255,670
  Courtaulds PLC                        500,000      3,763,825
  Croda International PLC               200,000      1,148,710
  Glaxo Wellcome PLC                    240,000      3,761,634
  Glynwed International                 600,000      3,460,215
  Guardian Royal Exchange               900,000      3,626,887
  Inchcape PLC                          737,000      3,131,495
  Jarvis Hotels PLC**                 1,100,000      2,702,755
  London Insurance Market
    Investment Trust                  1,260,000      2,652,205
  Medeva PLC                            875,000      3,498,753
  Mirror Group PLC                    1,130,000      3,837,536
  NFC PLC                             1,000,000      2,848,300
  Powergen PLC                          120,000        910,830
  Powerscreen International             364,720      3,136,473
  RJB Mining PLC                        350,000      2,944,156
  Royal Bank of Scotland PLC            360,000      2,755,026
  Scottish & Newcastle PLC              350,000      3,672,664
  Shell Transport & Trading
    Co. PLC                             250,000      3,814,687
  Somerfield PLC**                    1,430,000      3,535,961
  Sun Life & Provincial Holdings**    1,100,000      3,993,880
  T & N PLC                             987,000      2,054,391
  Wolseley PLC                          450,000      3,422,655
  Yorkshire Water PLC                   255,000      2,524,149
                                                  ------------
                                                    87,368,942
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $502,204,840)                              526,011,982
                                                  ------------
--------------------------------------------------------------------------------

                                        NUMBER
                                       OF SHARES      VALUE
                                     ------------ ------------
PREFERRED STOCKS -- 1.4%
  GEA AG Non Voting Pfd.                 14,525   $  4,824,222
  Spar Handels AG Non
    Voting Pfd.                         268,440      3,323,627
                                                  ------------
TOTAL PREFERRED STOCKS
  (Cost $7,162,543)                                  8,147,849
                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $509,367,383*)                     93.3%   534,159,831

OTHER ASSETS IN EXCESS OF
  LIABILITIES                               6.7%    38,282,921
                                        --------  ------------
NET ASSETS                                100.0%  $572,442,752
                                        ========  ============
-----------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
  Gross unrealized appreciation                   $ 48,015,908
  Gross unrealized depreciation                    (23,223,460)
                                                  ------------
                                                  $ 24,792,448
                                                  ============
** Non-income producing security.

      See accompanying notes to financial statements.

  SEPTEMBER 30, 1996
  STATEMENT OF ASSETS AND LIABILITIES                      COMPASS CAPITAL FUNDS
  INTERNATIONAL EQUITY PORTFOLIO

ASSETS
   Investments at value (Cost $509,367,383) .....................   $534,159,831
   Cash denominated in foreign currencies (Cost $4,624) .........          4,662
   Cash .........................................................     21,886,632
   Dividends receivable .........................................      1,860,974
   Interest receivable ..........................................        345,932
   Investments sold receivable ..................................     14,412,994
   Capital shares sold receivable ...............................      3,381,950
   Prepaid expenses .............................................         29,265
                                                                   -------------
          TOTAL ASSETS ..........................................    576,082,240
                                                                   -------------

LIABILITIES
   Investments purchased payable ................................      2,666,393
   Capital shares redeemed payable ..............................        200,723
   Accrued expenses payable .....................................        772,372
                                                                   -------------
          TOTAL LIABILITIES .....................................      3,639,488
                                                                   -------------

NETASSETS  (Applicable to 28,937,804  Institutional
   shares,  12,062,371 Service
   shares, 1,485,086 Investor A shares and
   203,426 Investor B shares outstanding) .......................   $572,442,752
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER INSTITUTIONAL SHARE
   ($388,587,540 (DIVIDE) 28,937,804) ...........................         $13.43
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SERVICE SHARE ($161,321,008 (DIVIDE) 12,062,371) .........         $13.37
                                                                          ======
NET ASSET VALUE AND REDEMPTION PRICE
   PER INVESTOR A SHARE ($19,842,197 (DIVIDE) 1,485,086) ........         $13.36
                                                                          ======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
   ($13.36 (DIVIDE) 0.950) ......................................         $14.06
                                                                          ======
NETASSET VALUE,  OFFERING AND REDEMPTION PRICE
   (subject to a maximum  contingent
   deferred sales charge of
   4.5%) PER INVESTOR B SHARE ($2,692,007 (DIVIDE) 203,426) .....         $13.23
                                                                          ======

          See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
  STATEMENT OF NET ASSETS                                  COMPASS CAPITAL FUNDS
  INTERNATIONAL EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------
                                        NUMBER
                                       OF SHARES      VALUE
                                     -------------  ----------
COMMON STOCKS -- 83.9%
ARGENTINA -- 1.7%
  Inversiones y
    Respresentacion SA                  250,000     $  730,110
  Siderca SA                            350,000        521,579
  YPF Sociedad Anonima - ADR             25,000        571,875
                                                    ----------
                                                     1,823,564
                                                    ----------
BRAZIL -- 5.6%
  Centrais Electricas de Santa
    Catarina SA  (Reg. S)                27,000      2,247,750
 #Iochpe Maxion SA - ADR                130,000        422,500
  Souza Cruz SA                         120,000        799,216
  Telecomunicacoes Brasileiras
    SA - Telebras                    40,798,367      2,653,292
                                                    ----------
                                                     6,122,758
                                                    ----------
CHILE -- 3.8%
  Enersis SA - ADR                       27,500        886,875
  Maderas y Sinteticos Sociedad
    Anonima SA                          125,000      1,765,625
  Santa Isabel SA - ADR                  58,000      1,486,250
                                                    ----------
                                                     4,138,750
                                                    ----------
CHINA -- 1.4%
  Heilongjiang Electric Power Co.,
    Ltd. - B                          1,500,000        555,000
  Hua Xin Cement Co., Ltd. - B        1,323,200        303,013
  Shanghai Jintai Co., Ltd. - B       1,143,450        157,796
  Shanghai Refrigerator Compressor
    Co., Ltd. - B                     1,200,000        552,000
                                                    ----------
                                                     1,567,809
                                                    ----------
COLOMBIA -- 0.8%
  Banco Industrial Colombian -
    ADR                                  45,000        838,125
                                                    ----------
GREECE -- 1.5%
  Alpha Credit Bank                      14,666        899,956
  Edrassi Psallidas                      31,200        334,202
  Michaniki SA                           50,000        471,228
                                                    ----------
                                                     1,705,386
                                                    ----------
HONG KONG -- 4.0%
  China Hong Kong Photo Products
    Holdings, Ltd.                      900,000        328,794
  Founder Hong Kong, Ltd.**           2,418,000        945,899
  Guangdong Kelon Electric
    Holding - H                       1,251,000        525,780
  Guangshen Railway Co., Ltd.           790,000        303,933
  Inner Mongolia Erdos Cashmere
    Products Co., Ltd. - B              750,000        375,000
  Qingling Automobiles Co. - H        1,050,000        403,961
  Shenzhen Chiwan Wharf
    Holdings, Ltd. - B**              1,000,000        497,879
  Tingyi Holding Corp.**              1,874,000        395,021
  Wuxi Little Swan Co., Ltd. - B**      850,000        571,591
                                                    ----------
                                                     4,347,858
                                                    ----------
HUNGARY -- 2.7%
  Danubius Hotels                        26,950        521,983
  Egis Gyogyszergyar                     18,000      1,272,516
  Egis Gyogyszergyar EDR
    (Reg. S)                              4,400        311,059
  Pannonplast Muanyagipari               27,008        902,359
                                                    ----------
                                                     3,007,917
                                                    ----------

--------------------------------------------------------------------------------
                                        NUMBER
                                       OF SHARES       VALUE
                                     -------------  ----------
INDIA -- 3.0%
  Crompton Greaves, Ltd. - GDR
    (Reg. S)**                           30,000     $  139,470
  Gujarat Ambuja Cements, Ltd. -
    GDR                                  70,000        612,500
  Hindalco Industries, Ltd. - GDR
    (Reg. S)                             37,500        712,500
 #Mahindra and Mahindra, Ltd. -
    GDR (Reg. 144A)                      52,500        538,125
  Reliance Industries, Ltd. - GDS
    (Reg. S)                             50,000        537,500
  Tata Engineering & Locomotive
    Co., Ltd. - GDR                      57,000        741,000
                                                    ----------
                                                     3,281,095
                                                    ----------
INDONESIA -- 3.4%
  Calcutta Electric Supply Co.,
    Ltd. - GDR**                        150,000        262,500
  PT Bank Dagang Nasional
    (Foreign Shares)                  1,000,000        721,361
  PT Indah Kiat Pulp & Paper
    (Foreign Shares)                    948,830        725,312
  PT Indah Kiat Pulp & Paper
    Warrants (Foreign Shares)**          94,098         38,498
  PT Ramayana Lestari Sentosa**         290,000         487,080
  PT Semen Cibinong
    (Foreign Shares)                    200,000        516,796
  PT Sinar Mas Agro Resources
    Agricultural Production and
    Technology Corp.
    (Foreign Shares)                    708,000        510,724
  Pt Tambang Timah
    (Foreign Shares)                    300,000        510,336
                                                    ----------
                                                     3,772,607
                                                    ----------
ISRAEL -- 2.1%
  Blue Square - Isreal, Ltd. -
    ADR                                 100,000      1,475,000
  Blue Square Chain Stores
    Properties & Investments**           60,000        438,459
  Makhteshim Chemical
    Works, Ltd.**                        60,000        351,946
                                                    ----------
                                                     2,265,405
                                                    ----------
KOREA -- 4.0%
  Chung Ho Computer Co.                     300         13,992
  Daesung Industrial Co.                  5,000        353,725
  Daesung Industrial Co.                  3,148        216,985
  Housing and Commercial Bank**             490         11,575
  Hyundai Marine & Fire
    Insurance Co.                        13,000        659,843
  Korea Electric Power Corp.             19,380        640,913
  Korea Mobile Telecommunications
    Corp. - ADR (Reg. 144A)**            45,000        686,250
  L.G. Construction, Ltd.                15,000        319,806
  Nasan Industrial Co.                   10,352        322,285
  Pohang Iron & Steel Co.                 4,150        228,489
 #Pohang Iron & Steel Co. - ADR          20,000        427,500
  Samsung Display Devices Co.             8,227        511,260
  Samsung Electronics - GDR
    (Reg. 144A)**                            56              3
  Samsung Electronics - GDS**                18            812
  Shinhan Bank                            3,570         64,005
                                                    ----------
                                                     4,457,443
                                                    ----------

       See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
  STATEMENT OF NET ASSETS
  INTERNATIONAL EMERGING MARKETS PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------
                                        NUMBER
                                       OF SHARES       VALUE
                                     -------------   ----------
COMMON STOCKS (CONTINUED)
MALAYSIA -- 3.2%
  Arab Malaysian Finance
    Berhad (Foreign Shares)             125,000    $   673,411
  Asas Dunia Berhad                     210,000        808,691
  IJM Corp. Berhad                      350,000        681,591
  Multi-Purpose Holdings Berhad         350,000        597,789
  Pacific and Orient Berhad             300,000        778,164
                                                   -----------
                                                     3,539,646
                                                   -----------
MEXICO -- 13.0%
  Alfa SA - A                           224,722        999,096
  Altos Hornos de Mexico SA**           230,000      1,474,320
  Apasco SA - ADR                        60,000      2,082,120
  Cementos de Mexico SA -
    CPO                                 520,000      1,946,118
  Consorcio G Grupo Dina SA             400,000        253,749
  Corporacion Geo SA - B**              199,400        926,211
  Desc Sociedad de Fomento
    Industrial SA - B                   200,000      1,125,415
  Desc Sociedad de Fomento
    Industrial SA - C                     4,167         23,172
  Farmacias Benavides SA - B            300,000        607,565
  Fomento Economico Mexicano
    SA - B                              170,000        518,912
  Grupo Cementos
    Chihuahua - B                     1,300,000      1,656,271
  Grupo Financiero Banamex
    Accival - B                         483,700      1,050,210
  Grupo Financiero Banamex
    Accival - L                          14,511         29,658
  Grupo Financiero Banorte - B**        402,500        432,681
  Grupo Herdez SA - B                 1,400,000        509,091
  Grupo Industrial San
    Luis - CPO                          110,000        627,737
                                                   -----------
                                                    14,262,326
                                                   -----------
PAKISTAN -- 0.7%
  Engro Chemical Pakistan, Ltd.         120,000        458,127
  Pakistan Telecommunications
    Corp. - GDS**                         4,000        350,000
                                                   -----------
                                                       808,127
                                                   -----------
PERU -- 1.6%
  Banco Wiese - ADR                      60,000        382,500
  CPT Telefonica del Peru
    SA - ADR                             60,000      1,372,500
                                                   -----------
                                                     1,755,000
                                                   -----------
PHILIPPINES -- 3.4%
  Alaska Milk Corp.**                 3,000,000        219,847
  Benpres Holdings Corp. -
    GDR (Reg. S)**                       59,000        483,800
  C&P Homes, Inc.                       450,000        304,866
  DMCI Holdings, Inc.                 1,000,000        744,275
  Metro Pacific Corp.                 2,600,000        754,198
  Philippine National Bank               48,000        792,366
  Southeast Asia Cement Holding**     3,500,000        414,122
                                                   -----------
                                                     3,713,474
                                                   -----------
POLAND -- 0.6%
  Debica                                 30,000        641,140
                                                   -----------
--------------------------------------------------------------------------------

                                       NUMBER
                                      OF SHARES       VALUE
                                     -------------  -----------
PORTUGAL -- 1.9%
  Cimentos de Portugal SA                20,000     $  420,477
  Portugal Telecom SA**                  30,000        770,766
  Sonae Investimentos Sociedade
    Gestora de Participacoes
    Sociais SA                           30,000        869,285
                                                   -----------
                                                     2,060,528
                                                   -----------
SOUTH AFRICA -- 18.2%
  AECI Ltd.                             200,000      1,052,051
  Anglovaal Industries, Ltd.            300,000      1,439,127
  Anglovaal, Ltd. - N                    20,000        586,678
  Barlow, Ltd.                          180,000      1,746,802
  Engen, Ltd.                            36,400        199,100
  Gencor Beherend Beperk, Ltd.          380,000      1,357,742
  Impala Platinum Holdings, Ltd.        110,000      1,364,689
  Murray & Roberts, Ltd.                531,900      1,912,212
  Premier Group Holdings, Ltd.        1,140,195      1,609,450
  Pretoria Portland Cement Co.,
    Ltd.                                125,000      2,026,356
  Rustenburg Platinum Holdings,
    Ltd.                                 25,000        394,243
  SA Iron & Steel Industrial Corp.,
    Ltd.                              2,500,000      1,648,655
  Sasol, Ltd.                           150,000      1,769,960
  Standard Bank Investment Corp.,
    Ltd.                                 20,000        824,879
  Tongaat-Hulett Group, Ltd.            170,000      2,109,065
                                                   -----------
                                                    20,041,009
                                                   -----------
TAIWAN -- 2.5%
 #Acer, Inc. - GDR (Reg. S)**            42,000        321,300
 #Acer, Inc. - GDR (Reg. 144A)**         70,000        535,500
 #Taiwan Fund, Inc.                      80,000      1,850,000
                                                   -----------
                                                     2,706,800
                                                   -----------
THAILAND -- 2.0%
  Bangkok Insurance Co., Ltd.
    (Foreign Shares)                     30,000        475,740
  Post Publishing Co., Ltd.              64,900        189,452
  Siam Commercial Bank Public
    Co., Ltd. (Foreign Shares)           82,000        996,292
  Thai Stanley Electric Co., Ltd.
    (Foreign Shares)                    112,500        519,231
                                                   -----------
                                                     2,180,715
                                                   -----------
TURKEY -- 2.8%
  Eczacibasi Yapi Gerecleri Sanayi
    Ve Ticaret A.S.                  30,630,000      1,267,149
  Netas Telekomunik                   1,000,000        261,281
  Petkim Petrokimya Holding A.S.      1,996,000        880,061
  Raks Elektronik Sanayi Ve
    Ticaret A.S.                      1,000,000        242,230
  Yapi Ve Kredi Bankasi A.S.         18,600,000        465,734
                                                   -----------
                                                     3,116,455
                                                   -----------
TOTAL COMMON STOCKS
  (Cost $88,429,996)                                92,153,937
                                                   -----------

         See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
                                                           COMPASS CAPITAL FUNDS

--------------------------------------------------------------------------------
                                       NUMBER
                                      OF SHARES       VALUE
                                   --------------  ------------
PREFERRED STOCKS -- 10.8%
  Banco Bradesco SA                 122,104,380    $ 1,040,458
  Brasmotor SA                        4,500,000      1,661,606
  Casa Anglo Brasileira - SA         23,000,000      1,092,556
  Cia Brasileira de Distribuicao
    Grupo Pao de Acucar**            25,000,000        483,595
  Cia Cervejaria Brahma                 970,000        603,291
  Cia Cervejaria Brahma Warrants**       77,560         29,246
  Cia Cimento Portland Itau           3,200,000        852,498
  Cia Energetica de Minas Gerais     39,000,000      1,165,034
  Cia Vale do Rio Doce                   40,000        793,340
  Iochpe Maxion SA                    8,970,000      1,010,333
  Petroleo Brasileiro SA             15,000,000      1,718,903
  Sadia-Concordia SA Industria
    E Comercio                        1,327,000        779,824
  Telecomunicacoes Brasileiras
    SA - Telebras                       695,282         54,921
  Usiminas Sider Minas Gerais SA    600,000,000        593,536
                                                   -----------
TOTAL PREFERRED STOCKS
  (Cost $11,737,333)                                11,879,141
                                                   -----------
                                           PAR
                        MATURITY          (000)
                        --------       -----------
CONVERTIBLE BONDS -- 1.7%
   Yang Ming Marine Transport, Inc.
     (Reg. 144A)
     2.00%              10/06/01        $  200        238,600
  2.00%                 10/06/01           590        703,870
   Yang Ming Marine Transport, Inc.
     2.00%              10/06/01           750        893,438
                                                    ---------
TOTAL CONVERTIBLE BONDS
  (Cost $1,747,431)                                  1,835,908
                                                   -----------
SHORT TERM INVESTMENTS -- 6.1%
   Federal Home Loan Mortgage
     Corp. Discount Notes
     5.70%                    10/01/96    6,700      6,700,000
                                                   -----------
   (Cost $6,700,000)
--------------------------------------------------------------------------------


                                                      VALUE
                                                  -----------
TOTAL INVESTMENTS IN SECURITIES
   (Cost $108,614,760*)                  102.5%  $112,568,986

LIABILITIES IN EXCESS OF
  OTHER ASSETS                            (2.5%)   (2,705,557)
                                        -------  ------------
NET ASSETS  (Applicable to 7,835,028
  Institutional  shares,  4,355,467
  Service shares, 343,864 Investor
  A shares and 24,878 Investor
  B shares outstanding)                  100.0%   109,863,429
                                         ======  ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($68,664,449 (DIVIDE) 7,835,028)                      $8.76
                                                        =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($37,987,178 (DIVIDE) 4,355,467)                      $8.72
                                                        =====
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($2,995,584 (DIVIDE) 343,864)                         $8.71
                                                        =====
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($8.71 (DIVIDE) .950)                                 $9.17
                                                        =====
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($216,218 (DIVIDE) 24,878)                            $8.69
                                                        =====

-----------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
  Gross unrealized appreciation                    $11,735,585
  Gross unrealized depreciation                     (7,781,359)
                                                 -------------
                                                   $ 3,954,226
                                                   ===========
 ** Non-income producing security.
  # Total or partial securities on loan.

          See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
  STATEMENT OF NET ASSETS
  SELECT EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                                        NUMBER
                                       OF SHARES      VALUE
                                       ----------  -----------
COMMON STOCKS -- 97.3%
AEROSPACE -- 2.0%
  Boeing Co.                             31,700    $ 2,995,650
  Lockheed Martin Corp.                  35,200      3,172,400
  United Technologies Corp.              14,800      1,777,850
                                                   -----------
                                                     7,945,900
                                                   -----------
AIR TRANSPORTATION -- 0.4%
  Delta Air Lines, Inc.                  20,100      1,447,200
                                                   -----------
BANKS -- 6.1%
  Bank of Boston Corp.                    9,000        520,875
  BankAmerica Corp.                      59,300      4,870,013
  Chase Manhattan Corp.                  41,136      3,296,022
  Citicorp                               39,800      3,606,875
  CoreStates Financial Corp.             64,700      2,798,275
  First Chicago NBD, Corp.               74,600      3,375,650
  First Union Corp.                      29,800      1,989,150
  NationsBank, Inc.                      19,000      1,650,625
  Norwest Corp.                          51,200      2,092,800
                                                   -----------
                                                    24,200,285
                                                   -----------
BEVERAGES -- 4.0%
  Anheuser Busch Cos., Inc.              66,600      2,505,825
  Coca-Cola Co.                         161,300      8,206,138
 #Pepsico, Inc.                         176,600      4,988,950
                                                   -----------
                                                    15,700,913
                                                   -----------
CHEMICALS -- 3.6%
 #Air Products & Chemicals, Inc.         52,500      3,058,125
 #Dow Chemical Co.                       24,700      1,982,175
  E.I. Du Pont de Nemours
    and Co.                              47,035      4,150,839
 #PPG Industries, Inc.                   54,300      2,952,563
  Rohm & Haas Co.                        33,000      2,161,500
                                                   -----------
                                                    14,305,202
                                                   -----------
COMPUTER & OFFICE EQUIPMENT -- 6.3%
  Adaptec,  Inc.**                       37,600      2,256,000
  Cabletron Systems, Inc.**              21,600      1,474,200
  Compaq Computer Corp.**                68,400      4,386,150
  Intel Corp.                            86,000      8,207,625
  International Business
    Machines Corp.                       43,200      5,378,400
  Xerox Corp.                            62,000      3,324,750
                                                   -----------
                                                    25,027,125
                                                   -----------
COMPUTER SOFTWARE & SERVICES -- 2.0%
  Bay Networks, Inc.**                   61,550      1,677,238
 #Microsoft Corp.**                      46,300      6,105,813
                                                   -----------
                                                     7,783,051
                                                   -----------
CONSTRUCTION -- 0.4%
  Fluor Corp.                            24,100      1,482,150
                                                   -----------
DURABLE GOODS -- 0.2%
  Sunbeam Corp.                          38,700        894,938
                                                   -----------
ELECTRONICS -- 5.7%
 #A.M.P., Inc.                           45,700      1,770,875
  Emerson Electric Co.                   36,400      3,280,550
  General Electric Co.                   93,700      8,526,700
  Hewlett Packard Co.                    73,400      3,578,250
  Motorola, Inc.                         47,900      2,472,838
  Texas Instruments, Inc.                55,700      3,070,463
                                                   -----------
                                                    22,699,676
                                                   -----------
--------------------------------------------------------------------------------


                                        NUMBER
                                       OF SHARES      VALUE
                                      ----------   -----------
ENERGY & UTILITIES -- 3.7%
  Allegheny Power System, Inc.           35,800    $ 1,038,200
  Cinergy Corp.                          75,900      2,343,413
  Entergy Corp.                         134,400      3,628,800
 #FPL Group, Inc.                        58,800      2,543,100
  NIPSCO Industries, Inc.                50,200      1,794,650
  PECO Energy Co.                        41,100        976,125
  Southern Co.                           94,900      2,147,113
                                                   -----------
                                                    14,471,401
                                                   -----------
ENTERTAINMENT & LEISURE -- 0.7%
  Walt Disney Co.                        45,700      2,896,238
                                                   -----------
FINANCE -- 3.5%
 #Dean Witter Discover and Co.           64,700      3,558,500
  Federal National Mortgage
    Association                         116,600      4,066,425
  First USA, Inc.                        40,600      2,248,225
 #Fleet Financial Group, Inc.            92,900      4,134,050
                                                   -----------
                                                    14,007,200
                                                   -----------
FOOD & AGRICULTURE -- 4.3%
  Burlington Northern
    Santa Fe Corp.                       29,000      2,446,875
  CPC International, Inc.                50,100      3,751,237
 #CSX Corp.                              48,800      2,464,400
  H.J. Heinz Co.                         97,500      3,290,625
  IMC Fertilizer Group, Inc.             27,200      1,065,688
  McCormick & Co., Inc.                  68,500      1,601,187
  Tyson Foods, Inc.                      84,100      2,244,419
                                                   -----------
                                                    16,864,431
                                                   -----------
FURNITURE -- 0.4%
  Armstrong World
    Industries,  Inc.                    22,500      1,403,437
                                                   -----------
INSURANCE -- 5.1%
  Aetna, Inc.                            27,028      1,902,096
  Allstate Corp.                         91,200      4,491,600
  American International
    Group, Inc.                          53,700      5,410,275
 #General Re Corp.                       27,700      3,926,475
  Humana, Inc.**                        114,100      2,310,525
  United Healthcare Corp.                51,800      2,156,175
                                                   -----------
                                                    20,197,146
                                                   -----------
MACHINERY & HEAVY EQUIPMENT -- 1.4%
  Applied Materials, Inc.**              85,000      2,348,125
  Illinois Tool Works, Inc.              41,800      3,014,825
                                                   -----------
                                                     5,362,950
                                                   -----------
MEDICAL & MEDICAL SERVICES -- 0.8%
  Columbia Healthcare  Corp.             55,300      3,145,187
                                                   -----------
METAL & MINING -- 2.4%
  Alumax, Inc.**                         29,300        981,550
  Barrick Gold Corp.                     75,700      1,901,962
  Minnesota Mining &
    Manufacturing Co.                    37,600      2,627,300
 #Phelps Dodge Corp.                     60,700      3,892,388
                                                    -----------
                                                     9,403,200
                                                   -----------
MOTOR VEHICLES -- 4.1%
  Cummins Engine, Inc.                   42,500      1,673,437
  Eaton Corp.                            65,200      3,936,450
  Ford Motor Co.                        133,200      4,162,500
 #General Motors Corp.                   82,500      3,960,000
 #Goodyear Tire & Rubber Co.             53,800      2,481,525
                                                   -----------
                                                    16,213,912
                                                   -----------
      See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
                                                           COMPASS CAPITAL FUNDS

--------------------------------------------------------------------------------
                                        NUMBER
                                       OF SHARES      VALUE
                                       ----------  -----------
COMMON STOCKS(CONTINUED)
OIL & GAS -- 8.7%
  Atlantic Richfield Co.                 25,700    $ 3,276,750
 #Elf Aquitaine ADR                      74,600      2,937,375
  Exxon Corp.                           123,600     10,289,700
 #Noble Affiliates, Inc.                 31,900      1,347,775
 #Royal Dutch Petroleum Co.              68,000     10,616,500
 #Schlumberger Ltd.                      24,800      2,095,600
  Tenneco, Inc.                          23,000      1,152,875
 #Unocal Corp.                           76,300      2,746,800
                                                   -----------
                                                    34,463,375
                                                   -----------
PAPER & FOREST PRODUCTS -- 1.8%
  Champion International, Inc.           44,500      2,041,437
 #International Paper Co.                65,600      2,788,000
  Mead Corp.                             42,400      2,485,700
                                                   -----------
                                                     7,315,137
                                                   -----------
PHARMACEUTICALS -- 8.4%
  American Home Products Corp.           65,900      4,201,125
  Bristol-Meyers Squibb Co.              46,800      4,510,350
 #Eli Lilly & Co.                        91,000      5,869,500
  Johnson & Johnson                     141,000      7,226,250
  Merck & Co., Inc.                      95,800      6,741,925
  Pfizer, Inc.                           58,900      4,660,462
                                                   -----------
                                                    33,209,612
                                                   -----------
PUBLISHING & PRINTING -- 1.8%
 #A.H. Belo Corp.                        56,500      1,949,250
  McGraw-Hill Companies, Inc.            60,200      2,566,025
 #News Corp. Ltd. ADR                   128,100      2,674,087
                                                   -----------
                                                     7,189,362
                                                   -----------
RESTAURANTS -- 1.6%
  Brinker International, Inc.           115,300      1,960,100
 #McDonald's Corp.                       93,200      4,415,350
                                                   -----------
                                                     6,375,450
                                                   -----------
RETAIL MERCHANDISING -- 4.3%
  Circuit City Stores, Inc.              37,400      1,351,075
  Home Depot, Inc.                       40,900      2,326,187
  J.C. Penney Co., Inc.                  54,900      2,974,134
  Kroger Co.**                           59,500      2,662,625
 #May Department Stores Co.              57,300      2,786,212
  Wal-Mart Stores, Inc.                 189,500      4,998,062
                                                   -----------
                                                    17,098,295
                                                   -----------
SERVICES - HOTELS & MOTELS -- 0.5%
  La Quinta Inns,  Inc.                 110,000      2,145,000
                                                   -----------
SOAPS & COSMETICS -- 2.6%
  Colgate-Palmolive Co.                  50,200      4,361,125
  Procter & Gamble Co.                   59,500      5,801,250
                                                   -----------
                                                    10,162,375
                                                   -----------
TELECOMMUNICATIONS -- 8.4%
  Alltel Corp.                          125,700      3,503,887
  AT&T Corp.                            148,400      7,753,900
 #Bell Atlantic Corp.                    60,800      3,640,400
  Frontier Corp.                        120,300      3,202,987
  GTE Corp.                             112,700      4,338,950
 #Oracle Corp.**                        111,250      4,735,078
  SBC Communications, Inc.              127,900      6,155,187
                                                   -----------
                                                    33,330,389
                                                   -----------
TOBACCO -- 2.1%
  Philip Morris Cos., Inc.               93,700      8,409,575
                                                   -----------
TOTAL COMMON STOCKS
  (Cost $333,670,299)                              385,150,112
                                                   -----------

--------------------------------------------------------------------------------
                                          PAR
                          MATURITY       (000)        VALUE
                          --------  -------------  -----------
SHORT TERM INVESTMENTS -- 3.3%
   Federal Home Loan Mortgage
     Corp. Discount Notes
     5.70%                10/01/96     $12,000    $ 12,000,000
   Smith Barney Money Market Fund          562         562,062
   U.S. Treasury Bills
     5.04%                12/19/96         270***      267,075
                                                  ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $12,829,076)                                12,829,137
                                                  ------------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $346,499,375*)                   100.6%   397,979,249

LIABILITIES IN EXCESS OF
  OTHER ASSETS                            (0.6%)   (2,294,038)
                                       --------  -------------
NET ASSETS (Applicable to 20,224,887
  Institutional shares, 8,389,376 Service
  shares, 459,447 Investor A shares, 88,377
  Investor B shares and 3,698 Investor C
  shares outstanding)                    100.0%   $395,685,211
                                         ======   ============
 NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($274,434,201 (DIVIDE) 20,224,887)                    $13.57
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($113,776,872 (DIVIDE) 8,389,376)                     $13.56
                                                        ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($6,227,831 (DIVIDE) 459,447)                         $13.56
                                                        ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($13.56 (DIVIDE) .955)                                $14.20
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($1,196,233 (DIVIDE) 88,377)                          $13.54
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($50,074 (DIVIDE) 3,698)                              $13.54
                                                        ======

-----------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
  Gross unrealized appreciation                     $57,216,996
  Gross unrealized depreciation                      (5,737,122)
                                                    ===========
                                                    $51,479,874
                                                    ===========
 ** Non-income producing security.
*** Principal amount of securities pledged as initial margin requirement of $250,000 on 20 Standard & Poor's 500 Stock Index futures contracts expiring December 1996. The value of such contracts on September 30, 1996 was $6,914,000, thereby resulting in an unrealized gain of $154,000.
  # Total or partial securities on loan.

           See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
  STATEMENT OF NET ASSETS
  INDEX EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                      VALUE
                                                  -----------
Investment in The U.S. Large Company
  Series of The DFA Investment
  Trust Company
  (Cost $185,398,315)                    100.4%  $247,320,047
                                                 ------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS                            (0.4%)   (1,076,044)
                                                 ------------
NET ASSETS  (Applicable to 9,099,383
  Institutional  shares,  7,381,175
  Service shares, 913,386 Investor
  A shares, 208,537 Investor B shares
  and 31,018 Investor C shares
  outstanding)                            100.0%  $246,244,003
                                          ======  ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($127,075,727 (DIVIDE) 9,099,383)                     $13.97
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($103,079,955 (DIVIDE) 7,381,175)                     $13.97
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($12,752,111 (DIVIDE) 913,386)                         $13.96
                                                         ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($13.96 (DIVIDE) .970)                                 $14.39
                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($2,904,256 (DIVIDE) 208,537)                          $13.93
                                                         ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 1.0%)
  PER INVESTOR C SHARE
  ($431,954 (DIVIDE) 31,018)                             $13.93
                                                         ======

See accompanying notes to financial statements and accompanying financial statements and related notes for The DFA Investment Trust Company.

  AS OF SEPTEMBER 30, 1996
                                                           COMPASS CAPITAL FUNDS
  BALANCED PORTFOLIO

--------------------------------------------------------------------------------
                                        NUMBER
                                       OF SHARES      VALUE
                                      -----------  -----------
COMMON STOCKS -- 64.4%
AEROSPACE -- 2.7%
  Allied-Signal, Inc.                     34,700   $ 2,285,863
  Boeing Co.                               9,600       907,200
 #United Technologies Corp.               29,900     3,591,738
                                                   -----------
                                                     6,784,801
                                                   -----------
BANKS -- 2.9%
  CoreStates Financial Corp.              53,800     2,326,850
  First Chicago NBD Corp.                 59,800     2,705,950
  NationsBank, Inc.                       26,300     2,284,813
                                                   -----------
                                                     7,317,613
                                                   -----------
BEVERAGES -- 1.4%
  Coca-Cola Co.                           53,800     2,737,075
 #Pepsico, Inc.                           23,900       675,175
                                                   -----------
                                                     3,412,250
                                                   -----------
CHEMICALS -- 2.7%
 #Dow Chemical Co.                        23,900     1,917,975
  E.I. du Pont de Nemours
    and Co.                               31,100     2,744,575
 #I.M.C. Fertilizer Group, Inc.           28,700     1,122,888
 #Lubrizol Corp.                          35,900     1,032,125
                                                   -----------
                                                     6,817,563
                                                   -----------
COMPUTER & OFFICE EQUIPMENT -- 3.7%
 #3 Com Corp.**                           35,900     2,156,244
  Compaq Computer Corp.**                 37,100     2,379,038
 #Intel Corp.                             31,100     2,968,106
  Xerox Corp.                             32,300     1,732,088
                                                   -----------
                                                     9,235,476
                                                   -----------
COMPUTER SOFTWARE & SERVICES -- 2.7%
 #First Data Corp.                        33,500     2,734,438
  International Business
    Machines Corp.                         8,400     1,045,800
 #Microsoft Corp.**                       22,700     2,993,563
                                                   -----------
                                                     6,773,801
                                                   -----------
CONSTRUCTION -- 0.7%
  Fluor Corp.                             27,500     1,691,250
                                                   -----------
CONSUMER NON-DURABLES -- 0.7%
 #Kroger Co.**                            35,900     1,606,525
                                                   -----------
ELECTRONICS -- 4.3%
 #AMP, Inc.                               20,300       786,625
  Electronic Data Systems Corp.**         41,900     2,571,613
  Emerson Electric Co.                    17,900     1,613,238
  General Electric Co.                    47,900     4,358,900
  Motorola, Inc.                          27,500     1,419,688
                                                   -----------
                                                    10,750,064
                                                   -----------
ENERGY & UTILITIES -- 2.2%
  Entergy                                 89,700     2,421,900
  NIPSCO                                  35,900     1,283,425
  PECO Energy                             79,000     1,876,250
                                                   -----------
                                                     5,581,575
                                                   -----------
ENTERTAINMENT & LEISURE -- 1.6%
  La Quinta Inns, Inc.                    89,700     1,749,150
 #Walt Disney Co.                         37,100     2,351,213
                                                   -----------
                                                     4,100,363
                                                   -----------
--------------------------------------------------------------------------------

                                        NUMBER
                                       OF SHARES      VALUE
                                      -----------  -----------
FINANCE -- 3.2%
 #Dean Witter Discover and Co.            53,800   $ 2,959,000
  Federal National Mortgage
    Association                           86,100     3,002,738
 #Fleet Financial Group, Inc.             47,900     2,131,550
                                                   -----------
                                                     8,093,288
                                                   -----------
FOOD & AGRICULTURE -- 1.2%
  CPC International, Inc.                 23,900     1,789,512
  H.J. Heinz Co.                          35,900     1,211,625
                                                   -----------
                                                     3,001,137
                                                   -----------
INSURANCE -- 3.4%
  Allstate Corp.                          26,600     1,310,050
  American International
    Group, Inc.                           35,900     3,616,925
 #General Re Corp.                        13,200     1,871,100
  The Chubb Corp.                         38,300     1,761,800
                                                   -----------
                                                     8,559,875
                                                   -----------
MACHINERY & HEAVY EQUIPMENT -- 0.9%
  Illinois Tool Works, Inc.               32,300     2,329,637
                                                   -----------
MEDICAL & MEDICAL SERVICES -- 1.4%
  Medtronic, Inc.                         40,700     2,609,887
 #United Healthcare Corp.**               20,300       844,987
                                                   -----------
                                                     3,454,874
                                                   -----------
METAL & MINING -- 1.9%
  Minnesota Mining &
    Manufacturing Co.                     29,900     2,089,262
 #Phelps Dodge Corp.                      43,100     2,763,787
                                                   -----------
                                                     4,853,049
                                                   -----------
MOTOR VEHICLES -- 1.4%
  Chrysler Corp.                          33,500       958,937
  Ford Motor Co.                          47,900     1,496,875
  General Motors Corp.                    22,700     1,089,600
                                                   -----------
                                                     3,545,412
                                                   -----------
OIL & GAS -- 4.9%
 #Chevron Corp.                            9,600       601,200
  Exxon Corp.                             33,500     2,788,875
  Mobil Corp.                              9,600     1,111,200
  Royal Dutch Petroleum Co.               19,100     2,981,988
  Tenneco, Inc.                           59,800     2,997,475
 #Unocal Corp.                            52,600     1,893,600
                                                   -----------
                                                    12,374,338
                                                   -----------
PAPER & FOREST PRODUCTS -- 0.5%
 #International Paper Co.                 28,700     1,219,750
                                                   -----------
PHARMACEUTICALS -- 7.0%
  American Home Products Corp.            71,800     4,577,250
  Bristol-Myers Squibb Co.                35,900     3,459,862
 #Eli Lilly & Co.                         57,400     3,702,300
  Johnson & Johnson                       47,900     2,454,875
  Merck & Co., Inc.                       46,700     3,286,513
                                                   -----------
                                                    17,480,800
                                                   -----------
PUBLISHING & PRINTING -- 0.8%
  McGraw-Hill Companies, Inc.             45,500     1,939,437
                                                   -----------

                See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
  STATEMENT OF NET ASSETS
  BALANCED PORTFOLIO (CONTINUED)
                                        NUMBER
                                       OF SHARES      VALUE
                                     -----------  ------------
COMMON STOCKS(CONTINUED)
RESTAURANTS -- 1.0%
 #McDonald's Corp.                        53,800   $ 2,548,775
                                                  ------------
RETAIL MERCHANDISING -- 2.9%
 #K Mart Corp.                           116,100     1,190,025
  May Department Stores Co.               35,900     1,745,637
 #Sears Roebuck & Co.                     50,200     2,246,450
  Wal-Mart Stores, Inc.                   75,400     1,988,675
                                                  ------------
                                                     7,170,787
                                                  ------------
SOAPS & COSMETICS -- 1.7%
  Colgate-Palmolive Co.                   29,900     2,597,562
  Procter & Gamble Co.                    17,900     1,745,250
                                                  ------------
                                                     4,342,812
                                                  ------------
TELECOMMUNICATIONS -- 3.7%
  Alltel Corp.                            56,200     1,566,575
  AT &T Corp.                             41,900     2,189,275
  GTE Corp.                               40,700     1,566,950
  NYNEX Corp.                             45,500     1,979,250
  SBC Communications, Inc.                41,900     2,016,437
                                                  ------------
                                                     9,318,487
                                                  ------------
TOBACCO -- 1.4%
  Philip Morris Co., Inc.                 38,300     3,437,425
                                                  ------------
TRANSPORTATION -- 1.5%
  Conrail Corp.                           28,700     2,077,162
  Norfolk Southern Corp.                  19,100     1,745,262
                                                  ------------
                                                     3,822,424
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $125,242,918)                              161,563,588
                                                  ------------
                                          PAR
                          MATURITY        (000)
                          ---------     ---------
U.S. TREASURY AND AGENCY
  OBLIGATIONS -- 20.2%
   Federal Home Loan Bank Bonds
     4.40%                 04/27/98      $1,000        977,500
   Federal Home Loan Mortgage Corporation
     9.00%                 06/01/21         872        911,192
     6.50%                 02/01/26          25         23,638
     8.00%                 02/13/26       2,000      2,018,125
     7.00%                 05/01/26       1,698      1,642,530
     7.50%              05/26-08/26       9,043      8,952,729
   Federal National Mortgage Association
     7.00%              10/10-05/11       3,854      3,810,303
   Government National Mortgage Association
     7.00%                 04/01/26       1,009        971,934
   U.S. Treasury Bonds
     6.00%                 02/15/26         980        861,743
     6.75%                 08/15/26       3,400      3,322,854
   U.S. Treasury Notes
     6.12%                 03/31/98       7,800      7,815,989
    #6.00%                 08/15/99       2,940      2,919,920
    #6.37%                 03/31/01       4,075      4,064,771
     6.50%                 05/31/01       1,280      1,281,881
     6.62%                 06/30/01         230        231,405
    #6.50%                 08/31/01       5,250      5,256,142
     6.87%                 05/15/06       1,085      1,097,423
    #7.00%                 07/15/06       4,455      4,549,179
                                                  ------------
TOTAL U.S. TREASURY AND
  AGENCY OBLIGATIONS
  (Cost $50,547,505)                                50,709,258
                                                  ------------
--------------------------------------------------------------------------------

                                         PAR
                          MATURITY      (000)         VALUE
                         ----------   ----------   -----------
MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS -- 0.2%
   Federal Home Loan Mortgage
     Corporation, Series 1907,
     Class L (PO)
     6.65%                06/15/20     $  700      $   399,000
                                                   -----------
  (Cost $402,937)
ASSET BACKED SECURITIES -- 6.0%
   Chase Manhattan Grantor Trust,
     Series 96-A, Class A
     5.20%                02/15/02      2,633        2,596,585
   Chemical Master Credit Card
     Trust 1
     7.09%                02/15/09        755          752,169
   CIT Group Securization Corp.
     7.65%                05/15/26        450          419,344
   Community Program Loan Trust
     4.50%                10/01/18      2,050        1,709,188
   CS First Boston Mortgage
     Securities Corp.
     7.45%                11/25/27        250          244,961
   Discover Card Master Trust
     6.50%                10/16/03      1,000        1,010,000
   Green Tree Financial Corp.
     6.85%                10/15/18      1,300        1,228,906
     7.35%                11/15/26        400          390,938
   Merrill Lynch Mortgage
     Investors, Inc.
     7.56%                05/25/15        450          448,661
     7.24%                04/25/28      1,000        1,000,000
   NationsBank Auto Grantor Trust
     5.85%                06/15/02        841          838,649
   Premier Auto Trust
     6.75%                11/06/00      1,000        1,007,031
   Prudential Home Mortgage
     Securities
     8.11%                11/25/23        759         771,085
   Small Business Administration
     Program
     6.37%                02/15/16      1,127       1,066,880
   Small Business Administration,
     Series 96-1, Class C
     7.35%                08/01/06      1,050       1,044,750
   Standard Credit Card Master
     Trust
     8.25%                01/08/07        590          628,166
                                                   -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $15,440,270)                                15,157,313
                                                   -----------

          See accompanying notes to financial statements.

  AS OF SEPTEMBER 30, 1996
  COMPASS CAPITAL FUNDS
                                        Par
                        MATURITY       (000)          VALUE
                      ----------    -----------    -----------
CORPORATE BONDS -- 5.2%
   Associates Corp., N.A.
     7.25%             05/15/98        $  200      $   203,000
   Burlington Industries
     7.25%             09/15/05           200          193,503
   Burlington Northern
     7.00%             12/15/25           600          543,364
   Coastal Corp.
     9.75%             08/01/03           500          563,806
   Equitable Life
     7.70%             12/01/15           350          339,235
   Fairfax Financial
     8.30%             04/15/26           550          552,082
   Ford Motor Credit Corp.
     7.50%             06/15/04           250          253,969
   General Electric Capital
     8.00%             01/15/98           200          204,500
   Hydro-Quebec Canada
     7.50%             04/01/16           900           871,854
   Idaho Power Co.
     8.75%             03/15/27         1,000        1,056,290
   ITT Corp.
     7.75%             11/15/25           350          321,973
   Liberty Mutual(DOUBLE DAGGER)
     8.50%             05/15/25           750          781,813
   Meridian Bancorp
     6.62%             06/15/00           450          447,613
   Metropolitan Life
     6.30%             11/01/03           300          284,414
     7.00%             11/01/05           350          339,055
   Mobile Energy Services Co.
     8.66%             01/01/17           293          296,702
   Nabisco, Inc.
     6.85%             06/15/05           300          287,297
     7.05%             07/15/07           180          172,909
     7.55%             06/15/15           700          671,208
   New American Capital, Inc.
     6.91%             10/14/96           600          604,500
   News America Holdings
     7.75%             12/01/45           610          558,588
   Paine Webber Group, Inc.
     7.87%             02/15/03         1,000         1,018,039
   Quebec Province
     7.50%             07/15/23           400           382,345
   Ralston Purina Co.
     7.87%             06/15/25           300           295,875
   Reliance Industries
     9.37%             06/24/26           305           321,338
   Siam Commercial Bank
     7.50%             03/15/06           900           875,756
   Tele-Communications, Inc.
     8.25%             01/15/03           200           201,602
   Tenaga National
     7.50%             01/15/44           250           225,661
   WMX Technologies, Inc.
     8.25%             11/15/99           250           261,875
                                                    -----------
TOTAL CORPORATE BONDS
  (Cost $13,173,674)                                 13,130,166
                                                    -----------
MUNICIPAL BONDS -- 0.9%
   Los Angeles County Taxable Pension Obligation
     8.62%                    06/30/06     1,650     1,812,000
     6.97%                    06/30/08       400       388,000
                                                   -----------
TOTAL MUNICIPAL BONDS
  (Cost $2,136,137)                                  2,200,000
                                                   -----------

--------------------------------------------------------------------------------
                                        PAR
                        MATURITY       (000)          VALUE
                      ----------    -----------    -----------
MEDIUM TERM NOTES -- 0.1%
   Salomon Brothers
     8.90%             02/15/00        $  300     $    315,480
                                                  ------------
  (Cost $311,026)
SHORT TERM INVESTMENTS -- 3.6%
   Federal Home Loan Bank
     Discount Notes
     5.15%             10/01/96         8,900        8,900,000
   Smith Barney Money Market Fund          29           29,344
                                                  ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $8,929,344)                                  8,929,344
                                                  ------------
TOTAL INVESTMENTS IN
  SECURITIES
  (Cost $216,183,811*)                  100.6%     252,404,149

LIABILITIES IN EXCESS OF
  OTHER ASSETS                           (0.6%)     (1,484,174)
                                      --------    ------------
NET ASSETS (Applicable to 2,487,754
  Shares,  8,887,069 Service Shares,
  4,762,624 Investor A Shares,
  487,563 Investor B Shares
  outstanding)                          100.0%    $250,919,975
                                        ======    ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($37,566,878 (DIVIDE) 2,487,754)                      $15.10
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($134,120,677 (DIVIDE) 8,887,069)                     $15.09
                                                        ======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($71,899,325 (DIVIDE) 4,762,624)                      $15.10
                                                        ======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($15.10 (DIVIDE) .955)                                $15.81
                                                        ======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (SUBJECT TO A MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE OF 4.5%)
  PER INVESTOR B SHARE
  ($7,333,095 (DIVIDE) 487,563)                         $15.04
                                                        ======

-----------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
  Gross unrealized appreciation                     $38,519,643
  Gross unrealized depreciation                      (2,299,305)
                                                    -----------
                                                    $36,220,338
                                                    ===========
** Non-income producing security.
 # Total or partial securities on loan.
++ Principal amount of securities pledged as collateral is $500,000 on 19 net long U.S. Treasury Note futures contracts expiring December 1996. The value of such contracts on September 30, 1996 was $6,902,406, thereby resulting in an unrealized loss $43,844. Outstanding at September 30, 1996 are 24 30-year U.S. Treasury Bond future call options written expiring in November 1996 with a value of $5,000 and an exercise price of 114.

        See accompanying  notes to financial statements.

  FOR THE YEAR ENDED SEPTEMBER 30, 1996
  STATEMENTS OF OPERATIONS
                                                           COMPASS CAPITAL FUNDS

                                             VALUE          GROWTH          SMALL CAP         SMALL CAP       INTERNATIONAL
                                            EQUITY          EQUITY        VALUE EQUITY      GROWTH EQUITY        EQUITY
                                           PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                          -----------     ------------   ---------------    --------------    -------------
Investment income:
   Interest .............................  $ 2,165,637     $ 1,154,701       $  912,355        $ 2,591,701      $ 1,076,526
   Dividends ............................   30,104,224       5,777,634        3,455,669            149,210       10,429,125
   Net investment income from
     The U.S. Large Company
     Series of The DFA Investment
     Trust Company ......................           --              --               --                 --               --
   Foreign taxes withheld ...............           --              --               --                 --       (1,237,166)
                                          ------------    ------------      -----------       ------------      -----------
        Total investment income .........   32,269,861       6,932,335        4,368,024          2,740,911       10,268,485
                                          ------------    ------------      -----------       ------------      -----------
Expenses:
   Investment advisory fee ..............    5,557,359       2,777,808        1,569,181          1,930,941        3,863,591
   Administration fee ...................    2,188,422       1,140,271          648,081            796,051        1,160,426
   Custodian fee ........................      163,487          93,985           66,496             90,767          655,909
   Transfer agent fee ...................      341,900         166,347          106,876            124,968          181,682
   Service fees .........................    1,253,211         577,230          223,330            364,998          459,698
   Distribution fees ....................       88,171          55,923          105,705             76,748           86,971
   Legal and audit ......................       86,451          42,535           24,181             29,968           41,051
   Printing .............................       46,808          18,340           11,996             14,812           19,033
   Registration fees and expenses .......       53,148          80,623           28,142             60,836           48,600
   Organization .........................       69,569          32,006               --             28,735           44,259
   Trustees' fees and officer's
     salary .............................       17,882          11,728            4,800              6,809            8,924
   Other ................................       27,411          12,782           12,259              9,733           13,602
                                          ------------    ------------      -----------       ------------      -----------
                                             9,893,819       5,009,578        2,801,047          3,535,366        6,583,746
   Less fees voluntarily waived .........     (880,128)       (575,342)         (33,107)           (68,117)        (562,241)
                                          ------------    ------------      -----------       ------------      -----------
        Total expenses ..................    9,013,691       4,434,236        2,767,940          3,467,249        6,021,505
                                          ------------    ------------      -----------       ------------      -----------
Net investment income (deficit) .........   23,256,170       2,498,099        1,600,084           (726,338)       4,246,980
                                          ------------    ------------      -----------       ------------      -----------
Realized and unrealized gain on
  investments and foreign currency
  transactions:
     Net realized gain (deficit) from:
        Investment transactions .........  176,352,512      26,859,081       43,868,536         31,071,009       16,422,064
        Futures contracts                           --       2,535,862               --          3,579,010               --
        Foreign currency related
          transactions ..................           --              --               --                 --        7,942,283
                                          ------------    ------------      -----------       ------------      -----------
                                           176,352,512      29,394,943       43,868,536         34,650,019       24,364,347
                                          ------------    ------------      -----------       ------------      -----------
Change in unrealized appreciation/
  (depreciation) from:
     Investments ........................   (4,910,031)     70,267,334      (12,365,246)       105,353,706       10,158,378
     Futures contracts ..................           --          57,500               --            143,676               --
     Foreign currency related
       transactions .....................           --              --               --                 --         (433,120)
                                          ------------    ------------      -----------       ------------      -----------
                                            (4,910,031)     70,324,834      (12,365,246)       105,497,382        9,725,258
                                          ------------    ------------      -----------       ------------      -----------
Net gain on investments and foreign
   currency transactions ................  171,442,481      99,719,777       31,503,290        140,147,401       34,089,605
                                          ------------    ------------      -----------       ------------      -----------
Net increase in assets resulting from
   operations ........................... $194,698,651    $102,217,876      $33,103,374       $139,421,063      $38,336,585
                                          ============    ============      ===========       ============      ===========

                                        INTERNATIONAL
                                          EMERGING                 SELECT                  INDEX
                                           MARKETS                 EQUITY                  EQUITY                BALANCED
                                          PORTFOLIO               PORTFOLIO               PORTFOLIO              PORTFOLIO
                                         -----------             -----------             -----------           -------------
Investment income:
   Interest ...........................   $  625,082              $  858,634             $  537,894            $ 5,597,117
   Dividends ..........................    1,606,463               8,348,273              3,036,763              3,497,796
   Net investment income from
     The U.S. Large Company
     Series of The DFA Investment
     Trust Company ....................           --                      --              1,687,421                     --
   Foreign taxes withheld .............     (111,396)                     --                     --                     --
                                          ----------             -----------            -----------            -----------
        Total investment income .......    2,120,149               9,206,907              5,262,078              9,094,913
                                          ----------             -----------            -----------            -----------
Expenses:
   Investment advisory fee ............      960,267               2,069,619                276,660              1,264,711
   Administration fee .................      174,256                 848,872                491,265                517,571
   Custodian fee ......................      210,195                  82,288                 37,103                 72,905
   Transfer agent fee .................       22,014                 116,835                 71,999                120,345
   Service fees .......................       74,705                 309,134                262,091                392,587
   Distribution fees ..................       11,065                  21,759                 42,740                316,760
   Legal and audit ....................        8,631                  29,402                 45,598                 24,254
   Printing ...........................        3,253                  17,248                 39,072                 12,502
   Registration fees and expenses .....       40,744                  80,832                 24,496                 30,637
   Organization .......................        8,700                   4,410                     --                  9,067
   Trustees' fees and officer's
     salary ...........................        1,288                   6,360                  3,760                  5,008
   Other ..............................       18,718                   8,512                 24,396                 16,055
                                          ----------             -----------            -----------            -----------
                                           1,533,836               3,595,271              1,319,180              2,782,402
   Less fees voluntarily waived .......      (75,190)               (470,145)              (673,800)              (250,406)
                                          ----------             -----------            -----------            -----------
        Total expenses ................    1,458,646               3,125,126                645,380              2,531,996
                                          ----------             -----------            -----------            -----------
Net investment income (deficit) .......      661,503               6,081,781              4,616,698              6,562,917
                                          ----------             -----------            -----------            -----------
Realized and unrealized gain on
  investments and foreign currency
  transactions:
     Net realized gain (deficit) from:
        Investment transactions .......   (2,885,004)             37,846,487             10,786,686              8,971,458
        Futures contracts                         --                 232,435              1,360,299                269,417
        Foreign currency related
          transactions ................     (153,582)                     --                     --                     --
                                          ----------             -----------            -----------            -----------
                                          (3,038,586)             38,078,922             12,146,985              9,240,875
                                          ----------             -----------            -----------            -----------
Change in unrealized appreciation/
  (depreciation) from:
     Investments ......................    7,265,780              19,598,788             21,465,360             13,796,647
     Futures contracts ................           --                (341,700)               (19,600)               (29,145)
     Foreign currency related
       transactions ...................          419                      --                     --                     --
                                          ----------             -----------            -----------            -----------
                                           7,266,199              19,257,088             21,445,760             13,767,502
                                          ----------             -----------            -----------            -----------
Net gain on investments and foreign
   currency transactions ..............    4,227,613              57,336,010             33,592,745             23,008,377
                                          ----------             -----------            -----------            -----------
Net increase in assets resulting from
   operations .........................   $4,889,116             $63,417,791            $38,209,443            $29,571,294
                                          ==========             ===========            ===========            ===========


                See accompanying notes to financial statements.
34&35

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              COMPASS CAPITAL FUNDS
                                                                                                 SMALL CAP VALUE
                                    VALUE EQUITY PORTFOLIO       GROWTH EQUITY PORTFOLIO         EQUITY PORTFOLIO
                                 ----------------------------   --------------------------  --------------------------
                                   FOR THE          FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                  YEAR ENDED       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    9/30/96          9/30/95       9/30/96       9/30/95       9/30/96       9/30/95
                                 ------------     -----------   ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets:
  Operations:
    Net investment income
      (deficit) ...............  $   23,256,170   $ 17,003,248   $ 2,498,099   $ 2,409,347   $ 1,600,084  $    771,476
    Net gain (loss) on
      investments and foreign
      currency related
      transactions ............     171,442,481    129,067,157    99,719,777    62,310,733    31,503,290    36,315,269
                                 --------------   ------------  ------------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets resulting
      from operations .........     194,698,651    146,070,405   102,217,876    64,720,080    33,103,374    37,086,745
                                 --------------   ------------  ------------  ------------  ------------  ------------
Distributions to shareholders
  from:
  Net investment income:
    Institutional Shares ......     (14,286,618)   (13,178,740)   (1,136,763)   (2,327,933)   (1,400,389)     (867,157)
    Service Shares ............      (8,962,904)    (3,103,505)     (254,368)     (616,352)     (268,681)      (91,955)
    Investor A Shares .........        (426,677)      (296,322)         --         (67,622)      (35,201)         --
    Investor B Shares .........         (15,517)          --            --            --            --            --
    Investor C Shares .........            (811)          --            --            --            --            --
                                 --------------   ------------  ------------  ------------  ------------  ------------
    Total distribution from
      net investment income ...     (23,692,527)   (16,578,567)   (1,391,131)   (3,011,907)   (1,704,271)     (959,112)
                                 --------------   ------------  ------------  ------------  ------------  ------------
  Net realized gains:
    Institutional Shares ......     (34,958,288)   (11,450,041)   (6,935,080)         --      (9,611,837)   (7,036,364)
    Service Shares ............     (12,256,162)    (2,299,900)   (2,398,963)         --      (3,671,321)   (2,075,543)
    Investor A Shares .........      (1,214,058)      (248,638)     (303,768)         --      (1,218,870)     (823,691)
    Investor B Shares .........            --            --             --            --         (92,835)      (23,641)
    Investor C Shares .........            --            --             --            --            --            --
                                 --------------   ------------  ------------  ------------  ------------  ------------
    Total distributions from
      net realized gains ......     (48,428,508)   (13,998,579)   (9,637,811)         --     (14,594,863)   (9,959,239)
                                 --------------   ------------  ------------  ------------  ------------  ------------
  Capital:
    Institutional .............            --            --             --            --            --            --
    Service ...................            --            --             --            --            --            --
    Investor A Shares .........            --            --             --            --            --            --
    Investor B Shares .........            --            --             --            --            --            --
    Investor C Shares .........            --            --             --            --            --            --
                                 --------------   ------------  ------------  ------------  ------------  ------------
    Total distributions from
      capital .................            --             --            --            --            --           --
                                 --------------   ------------  ------------  ------------  ------------  ------------
    Total distributions to
      shareholders ............     (72,121,035)   (30,577,146)  (11,028,942)   (3,011,907)  (16,299,134)  (10,918,351)
                                 --------------   ------------  ------------  ------------  ------------  ------------
Capital share transactions ....     399,261,871   (112,921,499)  301,601,842    97,002,613    53,279,248    (4,095,954)
                                 --------------   ------------  ------------  ------------  ------------  ------------
    Total increase (decrease)
      in net assets ...........     521,839,487      2,571,760   392,790,776   158,710,786    70,083,488    22,072,440
Net assets:
    Beginning of period .......     696,014,463    693,442,703   298,345,969   139,635,183   252,687,486   230,615,046
                                 --------------   ------------  ------------  ------------  ------------  ------------
    End of period .............  $1,217,853,950   $696,014,463  $691,136,745  $298,345,969  $322,770,974  $252,687,486
                                 ==============   ============  ============  ============  ============  ============




                                        SMALL CAP GROWTH               INTERNATIONAL         INTERNATIONAL EMERGING
                                        EQUITY PORTFOLIO             EQUITY PORTFOLIO           MARKETS PORTFOLIO
                                   --------------------------  --------------------------  --------------------------
                                     FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                      9/30/96       9/30/95       9/30/96       9/30/95       9/30/96       9/30/95
                                   ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets:
  Operations:
    Net investment income
      (deficit) ................  $   (726,338)  $   182,020   $ 4,246,980   $ 5,351,273    $  661,503    $  448,258
    Net gain (loss) on
      investments and foreign
      currency related
      transactions .............   140,147,401    58,822,948    34,089,605     7,527,285     4,227,613    (3,368,750)
                                  ------------  ------------  ------------  ------------  ------------   -----------
    Net increase (decrease)
      in net assets resulting
      from operations ..........   139,421,063    59,004,968    38,336,585    12,878,558     4,889,116    (2,920,492)
                                  ------------  ------------  ------------  ------------  ------------   -----------
Distributions to shareholders
  from:
  Net investment income:
    Institutional Shares .......      (211,287)     (134,031)   (4,294,793)   (2,564,224)           --      (359,180)
    Service Shares .............            --        (1,124)   (1,383,668)     (602,030)           --      (126,070)
    Investor A Shares ..........            --            --      (210,717)      (52,611)           --       (18,873)
    Investor B Shares ..........            --            --       (14,131)           --            --            --
    Investor C Shares ..........            --            --            --            --            --            --
                                  ------------  ------------  ------------  ------------  ------------   -----------
    Total distribution from
      net investment income ....      (211,287)     (135,155)   (5,903,309)   (3,218,865)           --      (504,123)
                                  ------------  ------------  ------------  ------------  ------------   -----------
  Net realized gains:
    Institutional Shares .......            --            --   (16,180,662)   (7,774,154)      (45,943)      (85,253)
    Service Shares .............            --            --    (5,506,015)   (2,155,634)      (19,291)     (106,636)
    Investor A Shares ..........            --            --      (869,371)     (429,789)       (2,963)      (55,511)
    Investor B Shares ..........            --            --       (61,711)      (14,711)           --            --
    Investor C Shares ..........            --            --            --            --            --            --
                                  ------------  ------------  ------------  ------------  ------------   -----------
    Total distributions from
      net realized gains .......            --            --   (22,617,759)  (10,374,288)      (68,197)     (247,400)
                                  ------------  ------------  ------------  ------------  ------------   -----------
  Capital:
    Institutional ..............            --            --            --            --            --       (18,501)
    Service ....................            --            --            --            --            --        (6,494)
    Investor A Shares ..........            --            --            --            --            --          (972)
    Investor B Shares ..........            --            --            --            --            --            --
    Investor C Shares ..........            --            --            --            --            --            --
                                  ------------  ------------  ------------  ------------  ------------   -----------
    Total distributions from
      capital ..................            --            --            --            --            --       (25,967)
                                  ------------  ------------  ------------  ------------  ------------   -----------
    Total distributions to
      shareholders .............      (211,287)     (135,155)  (28,521,068)  (13,593,153)      (68,197)     (777,490)
                                  ------------  ------------  ------------  ------------  ------------   -----------
Capital share transactions .....   138,191,328    67,115,660   125,201,967    63,627,948    58,140,563    41,726,944
                                  ------------  ------------  ------------  ------------  ------------   -----------
    Total increase (decrease)
      in net assets ............   277,401,104   125,985,473   135,017,484    62,913,353    62,961,482    38,028,962
Net assets:
    Beginning of period ........   215,866,373    89,880,900   437,425,268   374,511,915    46,901,947     8,872,985
                                  ------------  ------------  ------------  ------------  ------------   -----------
    End of period ..............  $493,267,477  $215,866,373  $572,442,752  $437,425,268  $109,863,429   $46,901,947
                                  ============  ============  ============  ============  ============   ===========



                                           SELECT                     INDEX
                                      EQUITY PORTFOLIO           EQUITY PORTFOLIO           BALANCED PORTFOLIO
                                 --------------------------  --------------------------  -------------------------
                                   FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    9/30/96       9/30/95       9/30/96       9/30/95       9/30/96       9/30/95
                                 ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net
  assets:
  Operations:
    Net investment income
      (deficit) ................. $ 6,081,781   $ 3,895,658   $ 4,616,698   $ 5,887,011   $ 6,562,917   $ 5,586,249
    Net gain (loss) on
      investments and foreign
      currency related
      transactions ..............  57,336,010    37,776,640    33,592,745    49,924,337    23,008,377    24,561,091
                                 ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets resulting
      from operations ...........  63,417,791    41,672,298    38,209,443    55,811,348    29,571,294    30,147,340
                                 ------------  ------------  ------------  ------------  ------------  ------------
Distributions to shareholders
  from:
  Net investment income:
    Institutional Shares ........  (4,512,721)   (2,701,925)   (2,965,619)   (4,208,433)     (938,462)     (821,125)
    Service Shares ..............  (1,433,794)   (1,140,724)   (1,824,167)   (1,134,278)   (3,553,382)   (2,625,630)
    Investor A Shares ...........     (61,193)      (35,042)     (196,504)     (107,929)   (1,882,795)   (2,128,267)
    Investor B Shares ...........      (3,156)           --       (14,252)           --      (101,081)      (61,853)
    Investor C Shares                      --            --        (1,308)           --            --            --
                                 ------------  ------------  ------------  ------------  ------------  ------------
    Total distribution from
      net investment income .....  (6,010,864)   (3,877,691)   (5,001,850)   (5,450,640)   (6,475,720)   (5,636,875)
                                 ------------  ------------  ------------  ------------  ------------  ------------
  Net realized gains:
    Institutional Shares ........  (8,002,431)     (722,978)  (13,669,694)   (1,653,604)     (242,642)     (223,248)
    Service Shares ..............  (2,803,130)     (611,965)   (8,539,902)     (329,586)     (784,225)     (746,415)
    Investor A Shares ...........    (135,347)      (10,239)     (935,892)      (31,480)     (626,288)     (696,601)
    Investor B Shares ...........          --            --           --             --       (32,915)      (12,892)
    Investor C Shares ...........          --            --           --             --            --            --
                                 ------------  ------------  ------------  ------------  ------------  ------------
    Total distributions from
      net realized gains ........ (10,940,908)   (1,345,182)  (23,145,488)   (2,014,670)   (1,686,070)   (1,679,156)
                                 ------------  ------------  ------------  ------------  ------------  ------------
  Capital:
    Institutional ...............          --            --            --            --            --            --
    Service .....................          --            --            --            --            --            --
    Investor A Shares ...........          --            --            --            --            --            --
    Investor B Shares ...........          --            --            --            --            --            --
    Investor C Shares                      --            --            --            --            --            --
                                 ------------  ------------  ------------  ------------  ------------  ------------
    Total distributions from
      capital ...................          --            --            --            --            --            --
                                 ------------  ------------  ------------  ------------  ------------  ------------
    Total distributions to
      shareholders .............. (16,951,772)    (5,222,873) (28,147,338)   (7,465,310)   (8,161,790)   (7,316,031)
                                 ------------  ------------  ------------  ------------  ------------  ------------
Capital share transactions ......  22,892,723   191,859,670    58,712,108   (48,630,289)   48,301,845    12,436,803
                                 ------------  ------------  ------------  ------------  ------------  ------------
    Total increase (decrease)
      in net assets .............  69,358,742   228,309,095    68,774,213      (284,251)   69,711,349    35,268,112
Net assets:
    Beginning of period ......... 326,326,469    98,017,374   177,469,790   177,754,041   181,208,626   145,940,514
                                 ------------  ------------  ------------  ------------  ------------  ------------
    End of period ...............$395,685,211  $326,326,469  $246,244,003  $177,469,790  $250,919,975  $181,208,626
                                 ============  ============  ============  ============  ============  ============


                See accompanying notes to financial statements.

36&37

  FOR THE PERIOD ENDED
  FINANCIAL HIGHLIGHTS
  For a Share Outstanding Throughout the Period
                                                           COMPASS CAPITAL FUNDS

                               NET                  NET GAIN                                DISTRIBUTIONS   NET                NET
                              ASSET                (LOSS) ON    DISTRIBUTIONS                 FROM NET     ASSET             ASSETS
                              VALUE       NET      INVESTMENTS    FROM NET    DISTRIBUTIONS   REALIZED     VALUE             END OF
                            BEGINNING INVESTMENT (BOTH REALIZED  INVESTMENT       FROM        CAPITAL     END OF    TOTAL    PERIOD
                            OF PERIOD   INCOME   AND UNREALIZED)   INCOME       CAPITAL        GAINS      PERIOD    RETURN    (000)
====================================================================================================================================
-------------
VALUE EQUITY
-------------
INSTITUTIONAL CLASS
9/30/96                       $13.92    $ 0.35      $ 2.41        $(0.36)      $  --         $(0.97)     $15.35     21.01%  $731,024
9/30/95                        11.62      0.34        2.54         (0.33)         --          (0.25)      13.92     25.73    508,273
9/30/94                        11.68      0.27        0.16         (0.27)         --          (0.22)      11.62      3.76    577,996
9/30/93                         9.78      0.22        1.91         (0.23)         --             --       11.68     21.92    432,776
4/20/92 1 through
  9/30/92                      10.00      0.12       (0.24)        (0.10)         --             --        9.78     (1.19)   322,806
SERVICE CLASS
9/30/96                       $13.92    $ 0.32       $2.40        $(0.32)      $  --         $(0.97)     $15.35     20.68%  $457,283
9/30/95                        11.62      0.30        2.55         (0.30)         --          (0.25)      13.92     25.40    170,832
9/30/94                        11.68      0.25        0.16         (0.25)         --          (0.22)      11.62      3.51    105,035
7/29/93 1 through
  9/30/93                      11.21      0.04        0.48         (0.05)         --             --       11.68      4.64     23,137
INVESTOR A CLASS
9/30/96                       $13.92    $ 0.28       $2.41        $(0.29)      $  --         $(0.97)     $15.35     20.52%3 $ 26,190
9/30/95                        11.62      0.27        2.56         (0.28)         --          (0.25)      13.92     25.223    16,910
9/30/94                        11.69      0.23        0.15         (0.23)         --          (0.22)      11.62      3.323    10,412
9/30/93                         9.78      0.22        1.91         (0.22)         --             --       11.69     21.953     4,865
5/2/92 1 through
  9/30/92                      10.00      0.12       (0.24)        (0.10)         --             --        9.78     (1.19)3       16
INVESTOR B CLASS
1/18/96 1 through
9/30/96                       $13.56    $ 0.13       $1.80        $(0.17)      $  --          $  --      $15.32     14.26%4  $ 3,152
INVESTOR C CLASS
8/16/96 1 through
  9/30/96                     $14.91    $ 0.02       $0.45        $(0.06)      $  --          $  --      $15.32      3.16%4   $  205

--------------
GROWTH EQUITY
--------------
INSTITUTIONAL CLASS
9/30/96                       $13.03    $ 0.08       $2.29        $(0.06)      $  --         $(0.38)     $14.96     18.67%  $481,171
9/30/95                        10.19      0.13        2.88         (0.17)         --             --       13.03     29.88    211,543
9/30/94                        11.58      0.06       (1.34)        (0.01)         --          (0.10)      10.19    (11.14)    97,834
9/30/93                         9.92      0.06        2.07         (0.07)      (0.01)         (0.39)      11.58     22.18    100,049
9/30/92                        10.28      0.21        0.30         (0.37)         --          (0.50)       9.92      4.98     58,372
SERVICE CLASS
9/30/96                       $13.02    $ 0.05       $2.28        $(0.02)      $  --         $(0.38)     $14.95     18.34%  $191,023
9/30/95                        10.18      0.10        2.87         (0.13)         --             --       13.02     29.43     76,769
9/30/94                        11.57      0.03       (1.32)           --          --          (0.10)      10.18    (11.20)    36,752
7/29/93 1 through
  9/30/93                      10.54        --        1.03            --          --             --       11.57      9.77      8,606
INVESTOR A CLASS
9/30/96                       $13.01    $ 0.02       $2.29        $   --       $  --         $(0.38)     $14.94     18.18%3 $ 16,579
9/30/95                        10.16      0.08        2.87         (0.10)         --             --       13.01     29.263    10,034
9/30/94                        11.57      0.02       (1.33)        --             --          (0.10)      10.16    (11.38)3    5,049
9/30/93                         9.92      0.02        2.10         (0.07)      (0.01)         (0.39)      11.57     22.08 3    2,362
3/14/92 1 through
  9/30/92                      10.09      0.08       (0.10)        (0.15)         --             --        9.92     (0.17)3      239
INVESTOR B CLASS
1/24/96 1 through
  9/30/96                     $13.08    $(0.02)      $1.80        $   --       $  --          $  --      $14.86     13.61%4  $ 2,364

-----------------------
SMALL CAP VALUE EQUITY
-----------------------
INSTITUTIONAL CLASS
9/30/96                       $15.16    $ 0.10       $1.70        $(0.11)      $  --         $(0.87)     $15.98     12.64%  $214,828
9/30/95                        13.62      0.06        2.17         (0.08)         --          (0.61)      15.16     17.43    168,334
9/30/94                        13.08      0.04        0.77         (0.02)         --          (0.25)      13.62      6.28    168,360
9/30/93                        10.14      0.04        3.02         (0.04)         --          (0.08)      13.08     30.36    128,805
4/13/92 1 through
  9/30/92                      10.00      0.02        0.13         (0.01)         --             --       10.14      1.50     75,045





                                                                              RATIO OF NET
                                         RATIO OF EXPENSES                 INVESTMENT INCOME
                              RATIO OF      TO AVERAGE      RATIO OF NET      TO AVERAGE
                             EXPENSES TO    NET ASSETS    INVESTMENT INCOME   NET ASSETS     PORTFOLIO   AVERAGE
                            AVERAGE NET     (EXCLUDING     TO AVERAGE NET     (EXCLUDING     TURNOVER   COMMISSION
                               ASSETS        WAIVERS)          ASSETS          WAIVERS)        RATE        RATE5
===================================================================================================================
-------------
VALUE EQUITY
-------------
INSTITUTIONAL CLASS
9/30/96                         0.75%          0.84%            2.40%            2.32%         60%        $0.0556
9/30/95                         0.67           0.81             2.68             2.53          12            --
9/30/94                         0.65           0.81             2.44             2.28          11            --
9/30/93                         0.80           0.83             2.07             2.04          11            --
4/20/92 1 through
  9/30/92                       0.85 2         0.85 2           2.62 2           2.62 2        13            --
SERVICE CLASS
9/30/96                         1.05%          1.14%            2.13%            2.04%         60%        $0.0556
9/30/95                         0.95           1.09             2.40             2.26          12            --
9/30/94                         0.90           1.06             2.24             2.08          11            --
7/29/93 1 through
  9/30/93                       0.91 2         0.94 2           2.44 2           2.41 2        11            --
INVESTOR A CLASS
9/30/96                         1.22%          1.31%            1.93%            1.84%         60%        $0.0556
9/30/95                         1.11           1.25             2.24             2.10          12            --
9/30/94                         1.05           1.21             2.08             1.92          11            --
9/30/93                         0.92           0.95             1.96             1.93          11            --
5/2/92 1 through
  9/30/92                       0.85 2         0.85 2           2.62 2           2.62 2        13            --
INVESTOR B CLASS
1/18/96 1 through
9/30/96                         1.92%2         2.00%2           1.34%2           1.25%2        60%        $0.0556
INVESTOR C CLASS
8/16/96 1 through
  9/30/96                       1.80%2         1.88%2           1.29%2           1.20%2        60%        $0.0556

--------------
GROWTH EQUITY
--------------
INSTITUTIONAL CLASS
9/30/96                         0.75%          0.86%            0.63%            0.51%         58%        $0.0598
9/30/95                         0.67           0.85             1.20             1.01          55            --
9/30/94                         0.65           0.89             0.62             0.38         212            --
9/30/93                         0.81           0.87             0.50             0.44         175            --
9/30/92                         0.85           0.86             2.07             2.06         162            --
SERVICE CLASS
9/30/96                         1.05%          1.17%            0.31%            0.20%         58%        $0.0598
9/30/95                         0.95           1.13             0.91             0.73          55            --
9/30/94                         0.90           1.14             0.51             0.26         212            --
7/29/93 1 through
  9/30/93                       0.89 2         0.95 2          (0.03)2          (0.09)2       175            --
INVESTOR A CLASS
9/30/96                         1.22%          1.34%            0.15%            0.04%         58%        $0.0598
9/30/95                         1.11           1.29             0.76             0.58          55            --
9/30/94                         1.05           1.29             0.29             0.05         212            --
9/30/93                         0.91           0.97             0.18             0.12         175            --
3/14/92 1 through
  9/30/92                       0.85 2         0.86 2           2.07 2           2.06 2       162            --
INVESTOR B CLASS
1/24/96 1 through
  9/30/96                       1.93%2         2.05%2          (0.47)%2         (0.58)%2       58%        $0.0598

-----------------------
SMALL CAP VALUE EQUITY
-----------------------
INSTITUTIONAL CLASS
9/30/96                         0.85%          0.86%            0.68%            0.67%         50%        $0.0580
9/30/95                         0.75           0.84             0.44             0.35          31            --
9/30/94                         0.73           0.85             0.28             0.16          18            --
9/30/93                         0.83           0.87             0.31             0.27          41            --
4/13/92 1 through
  9/30/92                       0.85 2         0.89 2           0.51 2           0.47 2        17            --


                See accompanying notes to financial statements.
38 & 39

FOR THE PERIOD ENDED
FINANCIAL HIGHLIGHTS (CONTINUED)
For a Share Outstanding Throughout the Period

                                                           COMPASS CAPITAL FUNDS

                                     NET                     NET GAIN                              DISTRIBUTIONS   NET
                                    ASSET                   (LOSS) ON   DISTRIBUTIONS                FROM NET     ASSET
                                    VALUE        NET      INVESTMENTS     FROM NET    DISTRIBUTIONS  REALIZED     VALUE
                                  BEGINNING  INVESTMENT  (BOTH REALIZED  INVESTMENT       FROM       CAPITAL     END OF     TOTAL
                                  OF PERIOD    INCOME    AND UNREALIZED)   INCOME        CAPITAL       GAINS     PERIOD    RETURN
===================================================================================================================================
SERVICE CLASS
9/30/96                           $15.15      $ 0.06        $ 1.70        $(0.06)       $  --         $(0.87)   $15.98     12.30%
9/30/95                            13.59        0.02          2.18         (0.03)          --          (0.61)    15.15     17.17
9/30/94                            13.08         --           0.77         (0.01)          --          (0.25)    13.59      5.96
7/29/93 1 through
  9/30/93                          12.28         --           0.80           --            --            --      13.08      6.51
INVESTOR A CLASS
9/30/96                           $15.14      $ 0.03        $ 1.69        $(0.02)       $  --         $(0.87)   $15.97     12.06%3
9/30/95                            13.58         --           2.17           --            --          (0.61)    15.14     16.96 3
9/30/94                            13.07       (0.01)         0.77           --            --          (0.25)    13.58      5.93 3
9/30/93                            10.14        0.03          3.02         (0.04)          --          (0.08)    13.07     30.36 3
6/2/92 1 through
  9/30/92                          10.06        0.02          0.07         (0.01)          --            --      10.14      0.89 3
INVESTOR B CLASS
9/30/96                           $15.06      $(0.04)       $ 1.65        $  --         $  --         $(0.87)   $15.80     11.34%4
10/3/94 1 through
  9/30/95                          13.51       (0.05)         2.21           --            --          (0.61)    15.06     16.95 4

------------------------
SMALL CAP GROWTH EQUITY
------------------------
INSTITUTIONAL CLASS
9/30/96                           $15.06      $(0.01)       $ 6.91        $(0.02)       $  --         $  --     $21.94     45.87%
9/30/95                            10.16        0.02          4.90         (0.02)          --            --      15.06     48.50
9/30/94                            10.47        0.03         (0.33)        (0.01)          --            --      10.16     (2.89)
9/14/93 1 through
  9/30/93                          10.00         --           0.47           --            --            --      10.47      4.70
SERVICE CLASS
9/30/96                           $15.02      $(0.06)       $ 6.84        $  --         $  --         $  --     $21.80     45.14%
9/30/95                            10.14       (0.01)         4.89           --            --            --      15.02     48.13
9/30/94                            10.47        0.01         (0.34)          --            --            --      10.14     (3.12)
9/15/93 1 through
  9/30/93                           9.96         --           0.51           --            --            --      10.47      5.12
INVESTOR A CLASS
9/30/96                           $14.98      $(0.06)       $ 6.77        $  --         $  --         $  --     $21.69     44.79%3
9/30/95                            10.12       (0.02)         4.88           --            --            --      14.98     48.02 3
9/30/94                            10.47         --          (0.35)          --            --            --      10.12     (3.33)3
9/15/93 1 through
  9/30/93                           9.96         --           0.51           --            --            --      10.47      5.12 3
INVESTOR B CLASS
1/18/96 1 through
  9/30/96                         $14.87      $(0.07)       $ 6.73        $  --         $  --         $  --     $21.53     38.27%4
INVESTOR C CLASS
9/6/96 1 through
  9/30/96                         $19.66      $(0.01)       $ 1.88        $  --         $  --         $  --     $21.53      9.51%4

---------------------
INTERNATIONAL EQUITY
---------------------
INSTITUTIONAL CLASS
9/30/96                           $13.27      $ 0.17        $ 0.84        $(0.18)       $  --         $(0.67)   $13.43      8.01%
9/30/95                            13.44        0.17          0.13         (0.11)          --          (0.36)    13.27      2.46
9/30/94                            12.48        0.15          1.17         (0.11)          --          (0.25)    13.44     10.71
9/30/93                             9.87        0.11          2.61         (0.11)          --            --      12.48     27.72
4/27/92 1 through
  9/30/92                          10.00        0.11         (0.17)        (0.07)          --            --       9.87     (0.61)
SERVICE CLASS
9/30/96                           $13.24      $ 0.19        $ 0.78        $(0.17)       $  --         $(0.67)   $13.37      7.71%
9/30/95                            13.41        0.11          0.16         (0.08)          --          (0.36)    13.24      2.19
9/30/94                            12.47        0.14          1.14         (0.09)          --          (0.25)    13.41     10.36
7/29/93 1 through
  9/30/93                          11.76        0.02          0.69           --            --            --      12.47      6.03


                                                                                             RATIO OF NET
                                      NET                RATIO OF EXPENSES                 INVESTMENT INCOME
                                    ASSETS    RATIO OF      TO AVERAGE      RATIO OF NET      TO AVERAGE
                                    END OF   EXPENSES TO    NET ASSETS    INVESTMENT INCOME   NET ASSETS     PORTFOLIO   AVERAGE
                                    PERIOD  AVERAGE NET     (EXCLUDING     TO AVERAGE NET     (EXCLUDING     TURNOVER   COMMISSION
                                     (000)     ASSETS        WAIVERS)          ASSETS          WAIVERS)        RATE        RATE5
===================================================================================================================================
SERVICE CLASS
9/30/96                            $ 80,981      1.15%          1.16%            0.38%            0.37%         50%       $0.0580
9/30/95                              61,313      1.02           1.12             0.16             0.07          31           --
9/30/94                              45,372      0.98           1.10             0.03            (0.09)         18           --
7/29/93 1 through
  9/30/93                            21,689      0.99 2         1.03 2           0.12 2           0.08 2        41           --
INVESTOR A CLASS
9/30/96                            $ 24,605      1.32%          1.33%            0.20%            0.19%         50%       $0.0580
9/30/95                              21,563      1.18           1.28             0.00%           (0.09)         31           --
9/30/94                              16,884      1.13           1.25            (0.11)           (0.23)         18           --
9/30/93                               9,084      0.94           0.98             0.19             0.15          41           --
6/2/92 1 through
  9/30/92                                62      0.85 2         0.89 2           0.51 2           0.47 2        17           --
INVESTOR B CLASS
9/30/96                            $  2,357      2.04%          2.05%           (0.50)%          (0.51)%        50%       $0.0580
10/3/94 1 through
  9/30/95                             1,477      1.80 2         1.89 2          (0.61)2          (0.70)2        31           --

------------------------
SMALL CAP GROWTH EQUITY
------------------------
INSTITUTIONAL CLASS
9/30/96                            $299,563      0.86%          0.88%           (0.07)%          (0.09)%        89%       $0.0569
9/30/95                             145,915      0.75           0.88             0.22             0.09          74           --
9/30/94                              65,612      0.48           1.04             0.45            (0.10)         89           --
9/14/93 1 through
  9/30/93                            11,310      0.73 2         1.42 2          (0.11)2          (0.80)2         9           --
SERVICE CLASS
9/30/96                            $158,901      1.16%          1.18%           (0.38)%          (0.40)%        89%       $0.0569
9/30/95                              62,604      1.03           1.16            (0.07)           (0.20)         74           --
9/30/94                              22,648      0.71           1.27             0.21            (0.34)         89           --
9/15/93 1 through
  9/30/93                               911      0.99 2         1.68 2          (0.34)2          (1.03)2         9           --
INVESTOR A CLASS
9/30/96                            $ 27,954      1.33%          1.35%           (0.55)%          (0.57)%        89%       $0.0569
9/30/95                               7,348      1.20           1.33            (0.24)           (0.36)         74           --
9/30/94                               1,620      0.86           1.42             0.07            (0.49)         89           --
9/15/93 1 through
  9/30/93                                41      1.13 2         1.82 2          (0.48)2          (1.17)2         9           --
INVESTOR B CLASS
1/18/96 1 through
  9/30/96                          $  6,520      2.06%2         2.08%2          (1.34)%2         (1.36)%2       89%       $0.0569
INVESTOR C CLASS
9/6/96 1 through
  9/30/96                          $    329      1.74%2         1.76%2          (0.93)%2         (0.95)%2       89%       $0.0569

---------------------
INTERNATIONAL EQUITY
---------------------
INSTITUTIONAL CLASS
9/30/96                            $388,588      1.06%          1.17%            0.90%            0.79%         70%       $0.0158
9/30/95                             312,588      0.97           1.14             1.42             1.24         105           --
9/30/94                             284,905      0.95           1.14             1.27             1.08          37           --
9/30/93                             131,052      1.10           1.16             1.17             1.11          31           --
4/27/92 1 through
  9/30/92                            60,357      1.20 2         1.21 2           2.59 2           2.58 2        15           --
SERVICE CLASS
9/30/96                            $161,321      1.36%          1.47%            0.71%            0.60%         70%       $0.0158
9/30/95                             106,045      1.25           1.42             1.16             0.98         105           --
9/30/94                              75,174      1.20           1.39             1.09             0.90          37           --
7/29/93 1 through
  9/30/93                            11,985      1.18 2         1.24 2           1.01 2           0.95 2        31           --


                See accompanying notes to financial statements.

40 & 41

FOR THE PERIOD ENDED
FINANCIAL HIGHLIGHTS (CONTINUED)
For a Share Outstanding Throughout the Period
                                                           COMPASS CAPITAL FUNDS

                                NET                  NET GAIN                               DISTRIBUTIONS    NET
                               ASSET                (LOSS) ON    DISTRIBUTIONS                 FROM NET     ASSET
                               VALUE       NET      INVESTMENTS    FROM NET    DISTRIBUTIONS   REALIZED     VALUE
                             BEGINNING INVESTMENT (BOTH REALIZED  INVESTMENT       FROM        CAPITAL      END OF      TOTAL
                             OF PERIOD   INCOME   AND UNREALIZED)   INCOME        CAPITAL       GAINS       PERIOD      RETURN
================================================================================================================================
INVESTOR A CLASS
9/30/96                       $13.24     $0.14      $ 0.81        $(0.16)        $  --         $(0.67)     $13.36       7.58%3
9/30/95                        13.40      0.11        0.13         (0.04)           --          (0.36)      13.24       2.00 3
9/30/94                        12.47      0.12        1.15         (0.09)           --          (0.25)      13.40      10.24 3
9/30/93                         9.87      0.12        2.59         (0.11)           --            --        12.47      27.72 3
6/2/92 1 through
  9/30/92                      10.68      0.09       (0.83)        (0.07)           --            --         9.87      (6.94)3
INVESTOR B CLASS
9/30/96                       $13.20     $0.08      $ 0.77        $(0.15)        $  --         $(0.67)     $13.23       6.81%4
10/3/94 1 through
  9/30/95                      13.35      0.05        0.16           --             --          (0.36)      13.20       1.77 4

-------------------------------
INTERNATIONAL EMERGING MARKETS
-------------------------------
INSTITUTIONAL CLASS
9/30/96                       $ 8.19     $0.08      $ 0.50        $  --          $  --         $(0.01)     $ 8.76       6.97%
9/30/95                        10.56      0.08       (2.15)        (0.10)        (0.01)         (0.19)       8.19     (19.72)
6/17/94 1 through
  9/30/94                      10.00      0.03        0.53           --             --            --        10.56       5.60
SERVICE CLASS
9/30/96                       $ 8.18     $0.04      $ 0.51        $  --          $  --         $(0.01)     $ 8.72       6.61%
9/30/95                        10.55      0.06       (2.15)        (0.08)        (0.01)         (0.19)       8.18     (19.91)
6/17/94 1 through
  9/30/94                      10.00      0.02        0.53           --             --            --        10.55       5.50
INVESTOR A CLASS
9/30/96                       $ 8.18     $0.02      $ 0.52        $  --          $  --         $(0.01)     $ 8.71       6.49%3
9/30/95                        10.54      0.03       (2.14)        (0.05)        (0.01)         (0.19)       8.18     (20.12)3
6/17/94 1 through
  9/30/94                      10.00      0.02        0.52           --             --            --        10.54       5.40 3
INVESTOR B CLASS
7/2/96 1 through
  9/30/96                     $ 8.85     $ --       $(0.16)       $  --          $  --         $  --       $ 8.69      (1.81)%4

--------------
SELECT EQUITY
--------------
INSTITUTIONAL CLASS
9/30/96                       $11.88     $0.21      $ 2.08        $(0.21)      $  --           $(0.39)     $13.57      19.84%
9/30/95                         9.92      0.22        2.08         (0.22)         --            (0.12)      11.88      23.76
9/30/94                         9.97      0.22       (0.04)        (0.23)         --             --          9.92       1.79
9/13/93 1 through
  9/30/93                      10.00      0.01       (0.04)          --           --             --          9.97      (0.30)
SERVICE CLASS
9/30/96                       $11.88     $0.17      $ 2.07        $(0.17)      $  --           $(0.39)     $13.56      19.43%
9/30/95                         9.92      0.22        2.05         (0.19)         --            (0.12)      11.88      23.43
9/30/94                         9.97      0.19       (0.04)        (0.20)         --             --          9.92       1.55
9/15/93 1 through
  9/30/93                      10.00       --        (0.03)          --           --             --          9.97      (0.30)
INVESTOR A CLASS
9/30/96                       $11.88     $0.15      $ 2.07        $(0.15)      $  --           $(0.39)     $13.56      19.23%3
9/30/95                         9.92      0.20        2.06         (0.18)         --            (0.12)      11.88      23.29 3
10/13/93 1 through
  9/30/94                       9.96      0.18       (0.03)        (0.19)         --             --          9.92       1.54 3
INVESTOR B CLASS
3/27/96 1 through
  9/30/96                     $12.83     $0.04      $ 0.73        $(0.06)      $  --          $  --        $13.54       6.58%4
INVESTOR C CLASS
9/27/96 1 through
  9/30/96                     $13.52     $ --       $ 0.02        $  --        $  --          $  --        $13.54       0.15%4




                                                                                       RATIO OF NET
                               NET                 RATIO OF EXPENSES                 INVESTMENT INCOME
                              ASSETS    RATIO OF      TO AVERAGE      RATIO OF NET      TO AVERAGE
                              END OF   EXPENSES TO    NET ASSETS    INVESTMENT INCOME   NET ASSETS     PORTFOLIO   AVERAGE
                             PERIOD    AVERAGE NET    (EXCLUDING     TO AVERAGE NET     (EXCLUDING     TURNOVER   COMMISSION
                              (000)      ASSETS        WAIVERS)          ASSETS          WAIVERS)        RATE        RATE5
============================================================================================================================
INVESTOR A CLASS
9/30/96                     $ 19,842      1.53%          1.64%            0.45%            0.34%         70%       $0.0158
9/30/95                       17,721      1.40           1.58             0.97             0.80         105          --
9/30/94                       14,433      1.35           1.54             0.96             0.77          37          --
9/30/93                        3,669      1.25           1.31             1.27             1.21          31          --
6/2/92 1 through
  9/30/92                         58      1.20 2         1.21 2           2.59 2           2.58 2        16          --
INVESTOR B CLASS
9/30/96                       $2,692      2.23%          2.34%           (0.18)%          (0.29)%        70%       $0.0158
10/3/94 1 through
  9/30/95                      1,071      2.06 2         2.23 2           0.59 2           0.41 2       105          --

------------------------------
INTERNATIONAL EMERGING MARKETS
------------------------------
INSTITUTIONAL CLASS
9/30/96                     $ 68,664      1.78%          1.88%            0.96%            0.87%         44%       $0.0018
9/30/95                       29,319      1.78           2.02             1.90             1.66          75          --
6/17/94 1 through
  9/30/94                      2,511      1.75 2         2.73 2           1.19 2           0.21 2         4          --
SERVICE CLASS
9/30/96                     $ 37,987      2.08%          2.18%            0.70%            0.60%         44%       $0.0018
9/30/95                       15,020      2.06           2.30             1.72             1.48          75          --
6/17/94 1 through
  9/30/94                      3,505      2.00 2         2.98 2           1.10 2           0.12 2         4          --
INVESTOR A CLASS
9/30/96                      $ 2,996      2.25%          2.35%            0.45%            0.35%         44%       $0.0018
9/30/95                        2,563      2.20           2.44             1.54             1.30          75          --
6/17/94 1 through
  9/30/94                      2,857      2.15 2         3.13 2           0.74 2          (0.24)2         4          --
INVESTOR B CLASS
7/2/96 1 through
  9/30/96                     $  216      2.90%2         3.00%2           0.17%2           0.07%2        44%       $0.0018

--------------
SELECT EQUITY
--------------
INSTITUTIONAL CLASS
9/30/96                     $274,434      0.74%          0.87%            1.70%            1.58%         55%       $0.0487
9/30/95                      238,813      0.67           0.85             2.35             2.17          51          --
9/30/94                       48,123      0.65           0.93             2.11             1.82          88          --
9/13/93 1 through
  9/30/93                     69,268      0.65 2         0.87 2           2.17 2           1.95 2         2          --
SERVICE CLASS
9/30/96                     $113,777      1.04%          1.17%            1.41%            1.28%         55%       $0.0487
9/30/95                       83,705      0.95           1.13             2.10             1.91          51          --
9/30/94                       49,293      0.90           1.18             1.96             1.68          88          --
9/15/93 1 through
  9/30/93                        704      0.90 2         1.12 2           1.92 2           1.70 2         2          --
INVESTOR A CLASS
9/30/96                      $ 6,228      1.21%          1.34%            1.24%            1.11%         55%       $0.0487
9/30/95                        3,808      1.12           1.30             1.91             1.73          51          --
10/13/93 1 through
  9/30/94                        601      1.05 2         1.34 2           1.89 2           1.60 2        88          --
INVESTOR B CLASS
3/27/96 1 through
  9/30/96                    $ 1,196      1.92%2         2.04%2           0.59%2           0.46%2        55%       $0.0487
INVESTOR C CLASS
9/27/96 1 through
  9/30/96                        $50      0.00%2         0.00%2           0.00%2           0.00%2        55%       $0.0487


                See accompanying notes to financial statements.
42 & 43

FOR THE PERIOD ENDED
FINANCIAL HIGHLIGHTS (CONTINUED)
For a Share Outstanding Throughout the Period
                                                           COMPASS CAPITAL FUNDS


                                NET                 NET GAIN                                  DISTRIBUTIONS    NET
                               ASSET                (LOSS) ON     DISTRIBUTIONS                  FROM NET     ASSET
                               VALUE      NET      INVESTMENTS      FROM NET    DISTRIBUTIONS    REALIZED     VALUE
                             BEGINNING INVESTMENT (BOTH REALIZED   INVESTMENT       FROM         CAPITAL     END OF      TOTAL
                             OF PERIOD   INCOME   AND UNREALIZED)    INCOME        CAPITAL        GAINS      PERIOD      RETURN
=================================================================================================================================
-------------
INDEX EQUITY
-------------
INSTITUTIONAL CLASS
9/30/96                       $13.58     $0.30        $2.13        $(0.34)        $  --         $(1.70)     $13.97       19.82%
9/30/95                        10.93      0.38         2.73         (0.34)           --          (0.12)      13.58       29.30
9/30/94                        11.02      0.31         0.03         (0.32)           --          (0.11)      10.93        3.07
9/30/93                        10.06      0.27         0.97         (0.28)           --            --        11.02       12.40
4/20/92 1 through
  9/30/92                      10.00      0.13         0.03         (0.10)           --            --        10.06        1.62
SERVICE CLASS
9/30/96                       $13.58     $0.29        $2.10        $(0.30)        $  --         $(1.70)     $13.97       19.45%
9/30/95                        10.93      0.35         2.73         (0.31)           --          (0.12)      13.58       28.99
9/30/94                        11.02      0.29         0.02         (0.29)           --          (0.11)      10.93        2.78
9/13/93 1 through
  9/30/93                      10.76      0.05         0.29         (0.08)           --            --        11.02        3.16
INVESTOR A CLASS
9/30/96                       $13.58     $0.27        $2.09        $(0.28)        $  --         $(1.70)     $13.96       19.31%3
9/30/95                        10.93      0.34         2.73         (0.30)           --          (0.12)      13.58       28.77 3
9/30/94                        11.02      0.25         0.04         (0.27)           --          (0.11)      10.93        2.66 3
9/30/93                        10.06      0.27         0.96         (0.27)           --            --        11.02       12.33 3
6/2/92 1 through
  9/30/92                      10.07      0.10        (0.01)        (0.10)           --            --        10.06        0.91 3
INVESTOR B CLASS
2/7/96 1 through
  9/30/96                     $13.20     $0.08        $0.77        $(0.12)        $  --         $  --       $13.93        6.50%4
INVESTOR C CLASS
8/14/96 1 through
  9/30/96                     $13.47     $0.02        $0.50        $(0.06)        $  --         $  --       $13.93        3.90%4

---------
BALANCED
---------
INSTITUTIONAL CLASS
9/30/96                       $13.73     $0.46       $ 1.49        $(0.45)        $  --         $(0.13)     $15.10       14.43%
9/30/95                        11.98      0.46         1.90         (0.47)           --          (0.14)      13.73       20.32
9/30/94                        12.42      0.38        (0.39)        (0.37)           --          (0.06)      11.98       (0.11)
9/30/93                        11.53      0.30         1.15         (0.30)           --          (0.26)      12.42       12.86
5/1/92 1 through
  9/30/92                      11.01      0.17         0.51         (0.16)           --            --        11.53        6.23
SERVICE CLASS
9/30/96                       $13.72     $0.42       $ 1.49        $(0.41)        $  --         $(0.13)     $15.09       14.11%
9/30/95                        11.98      0.44         1.88         (0.44)           --          (0.14)      13.72       19.94
9/30/94                        12.42      0.34        (0.38)        (0.34)           --          (0.06)      11.98       (0.36)
7/29/93 1 through
  9/30/93                      12.05      0.06         0.38         (0.07)           --            --        12.42        3.66
INVESTOR A CLASS
9/30/96                       $13.73     $0.40       $ 1.49        $(0.39)        $  --         $(0.13)     $15.10       13.98%3
9/30/95                        11.98      0.43         1.88         (0.42)           --          (0.14)      13.73       19.86 3
9/30/94                        12.42      0.32        (0.38)        (0.32)           --          (0.06)      11.98       (0.50)3
9/30/93                        11.53      0.30         1.14         (0.29)           --          (0.26)      12.42       12.80 3
9/30/92                        10.82      0.34         1.22         (0.39)           --          (0.46)      11.53       15.17 3
INVESTOR B CLASS
9/30/96                       $13.69     $0.31       $ 1.47        $(0.30)        $  --         $(0.13)     $15.04       13.14%4
10/3/94 1 through
  9/30/95                      11.95      0.33         1.93         (0.38)           --          (0.14)      13.69       19.38 4

                                                                                   RATIO OF NET
                            NET                RATIO OF EXPENSES                 INVESTMENT INCOME
                          ASSETS    RATIO OF      TO AVERAGE      RATIO OF NET      TO AVERAGE
                          END OF   EXPENSES TO    NET ASSETS    INVESTMENT INCOME   NET ASSETS     PORTFOLIO   AVERAGE
                          PERIOD  AVERAGE NET     (EXCLUDING     TO AVERAGE NET     (EXCLUDING     TURNOVER   COMMISSION
                           (000)     ASSETS        WAIVERS)          ASSETS          WAIVERS)        RATE        RATE5
=========================================================================================================================
-------------
INDEX EQUITY
-------------
INSTITUTIONAL CLASS
9/30/96                   $127,076      0.18%   0.50%(DOUBLE DAGGER)  2.29%            1.98%         18%6*    $0.03196*
9/30/95                    109,433      0.17    0.50                  2.92             2.59        0.18           --
9/30/94                    147,746      0.15    0.52                  2.72             2.35          17           --
9/30/93                    186,163      0.40    0.52                  2.46             2.34           8           --
4/20/9 1 through
  9/30/92                  175,888      0.45 2  0.64 2                2.85 2           2.66 2        23           --
SERVICE CLASS
9/30/96                   $103,080      0.48%   0.80%(DOUBLE DAGGER)  1.98%            1.67%         18%6*    $0.03196*
9/30/95                     61,536      0.45    0.79                  2.62             2.28          18           --
9/30/94                     27,376      0.40    0.77                  2.49             2.12          17           --
9/13/93 1 through
  9/30/93                   12,441      0.41 2  0.53 2                3.04 2           2.92 2         8           --
INVESTOR A CLASS
9/30/96                   $ 12,752      0.65%   0.97%(DOUBLE DAGGER)  1.81%            1.49%         18%6*    $0.03196*
9/30/95                      6,501      0.61    0.95                  2.44             2.10          18           --
9/30/94                      2,632      0.55    0.92                  2.35             1.98          17           --
9/30/93                      1,263      0.49    0.61                  2.48             2.36           8           --
6/2/92 1 through
  9/30/92                       56      0.45 2  0.64 2                2.85 2           2.66 2        23           --
INVESTOR B CLASS
2/7/96 1 through
  9/30/96                  $ 2,904      1.38%2  1.60%2(DOUBLE DAGGER) 0.93%2           0.71%2        18%6*    $0.03196*
INVESTOR C CLASS
8/14/96 1 through
  9/30/96                   $  432      1.25%2  1.43%2(DOUBLE DAGGER) 0.71%2           0.53%2        18%6*    $0.03196*

---------
BALANCED
---------
INSTITUTIONAL CLASS
9/30/96                   $ 37,567      0.79%   0.90%                 3.16%            3.06%        275%      $0.0599
9/30/95                     24,525      0.67    0.88                  3.78             3.56         154           --
9/30/94                     17,610      0.65    0.91                  3.16             2.89          54           --
9/30/93                     12,928      0.80    0.98                  2.89             2.71          32           --
5/1/92 1 through
  9/30/92                    2,501      0.95 2  1.51 2                3.28 2           2.72 2        36           --
SERVICE CLASS
9/30/96                   $134,121      1.09%   1.20%                 2.87%            2.76%        275%      $0.0599
9/30/95                     85,668      0.94    1.16                  3.49             3.28         154           --
9/30/94                     66,024      0.90    1.16                  2.96             2.70          54           --
7/29/93 1 through
  9/30/93                   15,842      0.93 2  1.11 2                2.75 2           2.57 2        32           --
INVESTOR A CLASS
9/30/96                   $ 71,899      1.19%   1.30%                 2.75%            2.65%        275%      $0.0599
9/30/95                     67,892      1.07    1.28                  3.38             3.16         154           --
9/30/94                     62,307      1.05    1.31                  2.77             2.51          54           --
9/30/93                     39,529      0.91    1.09                  2.79             2.61          32           --
9/30/92                      8,481      0.95    1.51                  3.28             2.72          36           --
INVESTOR B CLASS
9/30/96                    $ 7,333      1.98%   2.09%                 1.99%            1.88%        275%      $0.0599
10/3/94 1 through
  9/30/95                    3,124      1.72 2  1.94 2                2.71 2           2.49 2       154           --

1  Commencement of operations of Share Class.
2  Annualized.
3  Sales load not reflected in total return.
4  Contingent deferred sales load not reflected in total return.
5 Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.
6  For the period 10/1/95 through 5/31/96.
*  See accompanying footnotes to The DFA Investment Trust Company.
(DOUBLE DAGGER) Including  expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.13%.

                See accompanying notes to financial statements.
44 & 45

NOTES TO FINANCIAL STATEMENTS

     Compass Capital FundsSM ("the Fund") (formerly The PNC(REGISTRATION MARK)
Fund) was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 29 publicly-offered portfolios, nine of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Portfolios of the Fund offer as many as five classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.


----------------------------------------------------------------------------------------------------------------------------
       Portfolio                                            Share Classes
----------------------------------------------------------------------------------------------------------------------------

                        Institutional           Service            Investor A           Investor B           Investor C
----------------------------------------------------------------------------------------------------------------------------
                    Contractual  Actual  Contractual  Actual  Contractual  Actual  Contractual  Actual  Contractual  Actual
                       Fees     Fees (4)   Fees (1)  Fees (4)   Fees (2)  Fees (4)   Fees (3)  Fees (4)   Fees (3)  Fees (4)
----------------------------------------------------------------------------------------------------------------------------
  Value Equity         None       None       0.30%     0.30%      0.50%     0.40%      1.15%     1.15%      1.15%     1.15%
----------------------------------------------------------------------------------------------------------------------------
  Growth Equity        None       None       0.30%     0.30%      0.50%     0.40%      1.15%     1.15%      1.15%      N/A
----------------------------------------------------------------------------------------------------------------------------
  Small Cap Value
    Equity             None       None       0.30%     0.30%      0.50%     0.40%      1.15%     1.15%      1.15%      N/A
----------------------------------------------------------------------------------------------------------------------------
  Small Cap Growth
    Equity             None       None       0.30%     0.30%      0.50%     0.40%      1.15%     1.15%      1.15%     1.15%
----------------------------------------------------------------------------------------------------------------------------
  International
    Equity             None       None       0.30%     0.30%      0.50%     0.40%      1.15%     1.15%      1.15%      N/A
----------------------------------------------------------------------------------------------------------------------------
  International
    Emerging Markets   None       None       0.30%     0.30%      0.50%     0.40%      1.15%     1.15%      1.15%      N/A
----------------------------------------------------------------------------------------------------------------------------
  Select Equity        None       None       0.30%     0.30%      0.50%     0.40%      1.15%     1.15%      1.15%     1.15%
----------------------------------------------------------------------------------------------------------------------------
  Index Equity         None       None       0.30%     0.30%      0.50%     0.40%      1.15%     1.15%      1.15%     1.15%
----------------------------------------------------------------------------------------------------------------------------
  Balanced             None       None       0.30%     0.30%      0.50%     0.40%      1.15%     1.15%      1.15%      N/A
----------------------------------------------------------------------------------------------------------------------------

(1) -- the maximum annual  contractual  fees are comprised of a .15% service fee and .15% shareholder  processing fee.
(2) -- the maximum annual contractual fees are comprised of a .10%  distribution fee, .25% service fee and .15% shareholder processing  fee.
(3) -- the maximum annual  contractual  fees are comprised of a .75% distribution fee, .25% service fee and .15% shareholder processing fee.
(4)-- The actual fees are as of September 30, 1996.

     In addition, Institutional and Service shares bear a Transfer Agent fee at an annual rate not to exceed .03% and Investor A, Investor B and Investor C shares bear a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net asset of such respective classes.

(A)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management estimates. Actual results could differ from the estimates.

     SECURITY VALUATION -- Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds are valued on the basis of quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid quarterly for the Portfolios. Net realized capital gains, if any, will be distributed at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences between generally accepted accounting principles and tax accounting principles related to the character of income and expense recognition.

                                                           COMPASS CAPITAL FUNDS

     FEDERAL TAXES -- No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Portfolio and International Emerging Markets Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Portfolios report forward foreign currency contracts and foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Expenses not directly attributable to a specific Portfolio or class are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     ORGANIZATION COSTS -- Costs incurred by each Portfolio in connection with its organization, registration and initial public offering have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date on which each Portfolio commenced its investment activities.

     FUTURES TRANSACTIONS -- Certain Portfolios may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     FORWARD FOREIGN CURRENCY CONTRACTS -- International Equity Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At September 30, 1996, the Portfolio had not entered into any forward currency contracts.

     Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans (including rights to draw on letters of credit) at September 30, 1996, is as follows:

                                         MARKET VALUE         VALUE OF
                                        OF SECURITIES        COLLATERAL
                                           ON LOAN            RECEIVED
                                        -------------       ------------
          Value Equity Portfolio ...... $197,258,751        $206,664,300
          Growth Equity Portfolio .....  152,148,528         158,523,100
          Small Cap Value Equity
            Portfolio .................    6,517,538           6,800,600
          Small Cap Growth Equity
            Portfolio .................   64,954,325          67,172,500
          International Emerging
            Markets Portfolio .........    3,585,050           3,904,500
          Select Equity Portfolio .....   61,978,216          63,798,100
          Balanced Portfolio ..........   50,454,666          52,043,513

     OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

(B)    TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, PNC Asset Management Group, Inc. ("PAMG"), a wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as investment adviser for each of the Fund's Portfolios, except for the Index Equity Portfolio. PNC Equity Advisors Company ("PEAC"), a wholly-owned subsidiary of PAMG, serves as the sub-adviser for the Growth Equity and Small Cap Growth Equity Portfolios. Provident Capital Management, Inc. ("PCM") serves as the sub-adviser for the Value Equity, Small Cap Value Equity and Select Equity Portfolios. Castle International Asset Management Limited ("Castle International"), a wholly-owned subsidiary of PAMG, serves as the sub-adviser for the International Equity and International Emerging Markets Portfolios. PCM and BlackRock Financial Management, Inc. ("BlackRock"), a wholly owned subsidiary of PAMG, serve as sub-advisers for the Balanced Portfolio. PNC Bank, PAMG, PEAC, Castle International, PCM and BlackRock are indirect wholly-owned subsidiaries of PNC Bank Corp.

     For their advisory services, PAMG is entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each Portfolio's average daily net assets:

     VALUE EQUITY, GROWTH EQUITY, SMALL CAP GROWTH EQUITY, SELECT EQUITY, SMALL CAP VALUE EQUITY AND BALANCED PORTFOLIOS -- .55% of the first $1 billion, .50% of the next $1 billion, .475% of the next $1 billion, and .45% of net assets in excess of $3 billion.

     INTERNATIONAL EQUITY PORTFOLIO -- .75% of its first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .65% of net assets in excess of $3 billion.

     INTERNATIONAL EMERGING MARKETS PORTFOLIO-- 1.25% of its first $1 billion, 1.20% of the next $1 billion, 1.155% of the next $1 billion, and 1.10% of net assets in excess of $3 billion.

                                                           COMPASS CAPITAL FUNDS

     PNC InstitutionalManagement Corporation ("PIMC") and PEAC served as investment adviser and sub-adviser, respectively, to the Index Equity Portfolio until its June 2, 1996 conversion to a feeder portfolio of the U.S. Large Company Series of The DFA Investment Trust Company. Under the previous advisory arrangements, PIMC was entitled to receive fees, computed daily and payable monthly, at the annual rate of .20% of the Portfolio's average daily net assets. PIMC is a wholly-owned subsidiary of PAMG.

     PAMG may, at its discretion, waive all or any portion of its advisory fees for any Portfolio. For the year ended September 30, 1996, advisory fees and waivers for each Portfolio were as follows:

                                      GROSS                          NET
                                  ADVISORY FEE      WAIVER       ADVISORY FEE
                                  -------------   -----------    ------------
     Value Equity Portfolio .....  $5,557,359      $568,200       $4,989,159
     Growth Equity Portfolio ....   2,777,808       306,883        2,470,925
     Small Cap Value Equity
       Portfolio ................   1,569,181        24,942        1,544,239
     Small Cap Growth Equity
       Portfolio ................   1,930,941        30,531        1,900,410
     International Equity
       Portfolio ................   3,863,591       329,949        3,533,642
     International Emerging
       Markets Portfolio ........     960,267        75,190          885,077
     Select Equity Portfolio ....   2,069,619       243,496        1,826,123
     Index Equity Portfolio .....     295,854       262,827           33,027
     Balanced Portfolio .........   1,264,711       145,669        1,119,042

     PAMG pays PEAC, PCM, Castle International and BlackRock fees for their sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., Compass Capital Group, Inc. ("CCG"), an indirect wholly-owned subsidiary of PNC Bank Corp., and Compass Distributors, Inc. ("CDI") act as co-administrators for the Fund. The combined administration fee is computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .23% of the first $500 million, .21% of the next $500 million, .19% of the next $1 billion and .18% of average daily net assets in excess of $2 billion.

     PFPC, CCG and CDI may, at their discretion, waive all or any portion of their administration fees for any Portfolio. For the year ended September 30, 1996, administration fees and waivers for each Portfolio were as follows:



                                       GROSS                           NET
                                  ADMINISTRATION                 ADMINISTRATION
                                        FEE           WAIVER          FEE
                                  --------------     --------    --------------
     Value Equity Portfolio .....   $2,188,422       $311,928     $1,876,494
     Growth Equity Portfolio ....    1,140,271        268,459        871,812
     Small Cap Value Equity
       Portfolio ................      648,081          8,165        639,916
     Small Cap Growth Equity
       Portfolio ................      796,051         37,586        758,465
     International Equity
       Portfolio ................    1,160,426        232,292        928,134
     International Emerging
       Markets Portfolio ........      174,256             --        174,256
     Select Equity Portfolio ....      848,872        226,649        622,223
     Index Equity Portfolio .....      498,693        410,973         87,720
     Balanced Portfolio .........      517,571        104,737        412,834

     In addition, PNC Bank serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     PAMG, PFPC, CCG and CDI also agreed for the year ended September 30, 1996 to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses of such Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. No such reimbursements were necessary for the year ended September 30, 1996.

(C)    PURCHASES AND SALES OF SECURITIES

     For the year ended September 30, 1996, purchases and sales of securities, other than short-term and government securities, were as follows:

                                                PURCHASES           SALES
                                              --------------     ------------
 Value Equity Portfolio ....................  $2,024,818,204     $416,560,711
 Growth Equity Portfolio ...................     549,108,737      283,945,698
 Small Cap Value Equity Portfolio ..........     164,393,877      121,817,593
 Small Cap Growth Equity Portfolio .........     353,697,962      277,214,531
 International Equity Portfolio ............     433,023,979      336,984,669
 International Emerging Markets Portfolio ..      89,867,661       28,654,601
 Select Equity Portfolio ...................     278,362,087      198,151,666
 Index Equity Portfolio ....................     813,823,357       34,436,348
 Balanced Portfolio ........................     280,672,200      221,284,814

     For the year ended September 30, 1996, purchases and sales of government securities were as follows:

                                               PURCHASES             SALES
                                              ------------        ------------
 Growth Equity Portfolio                      $ 25,525,382        $    941,457
 Small Cap Value Equity Portfolio                7,990,613                  --
 Small Cap Growth Equity Portfolio              23,469,834           2,860,870
 International Emerging Markets Portfolio       12,641,174                  --
 Select Equity Portfolio                         6,291,903           1,486,480
 Index Equity Portfolio                         21,646,997           1,056,500
 Balanced Portfolio                            380,763,600         363,071,814

                                                           COMPASS CAPITAL FUNDS
(D)    CAPITAL SHARES

     Transactions in capital shares for each period were as follows:


                                                      VALUE EQUITY PORTFOLIO
                                ---------------------------------------------------------------------
                                     FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                           9/30/96                                9/30/95
                                ------------------------------       --------------------------------
                                 SHARES             VALUE               SHARES              VALUE
                                -----------      -------------       ------------       -------------
Shares sold:
     Institutional Class .....   19,259,923      $ 287,107,525         39,806,402       $ 485,454,140
     ServiceClass ............   29,347,389        425,296,069         13,651,523         167,503,866
     Investor A Class ........      653,789          9,550,039            522,382           6,408,950
     Investor B Class ........      206,871          3,063,719                 --                  --
     Investor C Class ........       13,343            200,850                 --                  --
Shares issued in merger:
     Institutional Class .....           --                 --                 --                  --
     Service Class ...........   25,439,684        344,453,317                 --                  --
     Investor A Class ........           --                 --                 --                  --
     Investor B Class ........           --                 --                 --                  --
     Investor C Class ........           --                 --                 --                  --
Shares issued in reinvestment
  of dividends:
     Institutional Class .....    3,343,988         46,434,785          1,999,048          23,502,361
     Service Class ...........    1,181,096         16,510,986            377,633           4,490,590
     Investor A Class ........      115,817          1,605,978             45,592             539,781
     Investor B Class ........          886             13,424                 --                  --
     Investor C Class ........           53                811                 --                  --
Shares redeemed:
     Institutional Class .....  (11,497,933)      (169,845,985)       (55,022,048)       (666,165,878)
     Service Class ...........  (38,443,494)      (561,055,997)       (10,793,521)       (131,676,643)
     Investor A Class ........     (277,767)        (4,045,015)          (248,896)         (2,978,666)
     Investor B Class ........       (1,966)           (28,635)                --                  --
     Investor C Class ........           --                 --                 --                  --
                                -----------      -------------        -----------       -------------
Net increase (decrease) ......   29,341,679      $ 399,261,871         (9,661,885)      $(112,921,499)
                                ===========      =============        ===========       =============


                                                     GROWTH EQUITY PORTFOLIO
                                ---------------------------------------------------------------------
                                     FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                           9/30/96                                9/30/95
                                ------------------------------       --------------------------------
                                 SHARES             VALUE               SHARES              VALUE
                                -----------      -------------       ------------       -------------
Shares sold:
     Institutional Class .....   19,572,888      $ 273,185,487          8,949,787        $ 94,077,319
     Service Class ...........    5,064,533         69,149,584          3,489,704          38,638,397
     Investor A Class ........      498,827          6,895,508            398,709           4,341,086
     Investor B Class ........      161,652          2,277,756                 --                  --
Shares issued in merger:
     Institutional Class .....           --                 --                 --                  --
     Service Class ...........   12,988,182        162,741,919                 --                  --
     Investor A Class ........           --                 --                 --                  --
     Investor B Class ........           --                 --                 --                  --
Shares issued in reinvestment
  of dividends:
     Institutional Class .....      607,854          7,878,559            196,587           2,214,461
     Service Class ...........      166,800          2,161,020             43,054             483,243
     Investor A Class ........       23,314            299,818              6,055              67,542
     Investor B Class ........           --                 --                 --                  --
Shares redeemed:
     Institutional Class .....   (4,258,888)       (58,885,007)        (2,504,812)        (27,490,603)
     Service Class ...........  (11,340,891)      (161,564,728)        (1,246,828)        (13,924,047)
     Investor A Class ........     (183,519)        (2,501,309)          (130,464)         (1,404,785)
     Investor B Class ........       (2,621)           (36,765)                --                  --
                                -----------      -------------        -----------       -------------
Net increase .................   23,298,131      $ 301,601,842          9,201,792        $ 97,002,613
                                ===========      =============        ===========       =============


                                                   SMALL CAP VALUE EQUITY PORTFOLIO
                                ---------------------------------------------------------------------
                                     FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                           9/30/96                                9/30/95
                                ------------------------------       --------------------------------
                                 SHARES             VALUE               SHARES              VALUE
                                -----------      -------------       ------------       -------------
Shares sold:
     Institutional Class .....    5,727,409      $ 88,470,134           3,247,317       $ 43,889,030
     Service Class ...........    1,901,562        29,000,834           1,933,988         26,215,140
     Investor A Class ........      338,792         5,155,013             490,006          6,546,560
     Investor B Class ........       59,852           911,033              99,958          1,340,506
Shares issued in reinvestment
  of dividends:
     Institutional Class .....      645,109         9,328,566             583,970          7,278,163
     Service Class ...........      226,962         3,270,019             142,109          1,768,041
     Investor A Class ........       80,917         1,164,116              62,375            773,445
     Investor B Class ........        6,393            91,094               1,891             23,431
Shares redeemed:
     Institutional Class .....   (4,304,534)      (62,163,080)         (5,088,140)       (68,414,244)
     Service Class ...........   (1,109,462)      (17,067,663)         (1,365,808)       (18,476,822)
     Investor A Class ........     (303,906)       (4,648,531)           (371,340)        (4,988,558)
     Investor B Class ........      (15,176)         (232,287)             (3,731)           (50,646)
                                -----------      -------------        -----------       -------------
Net increase (decrease) ......    3,253,918      $ 53,279,248            (267,405)      $ (4,095,954)
                                ===========      ============         ===========       =============

                                                           COMPASS CAPITAL FUNDS

                                                SMALL CAP GROWTH EQUITY PORTFOLIO
                                ---------------------------------------------------------------------
                                     FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                           9/30/96                                9/30/95
                                ------------------------------       --------------------------------
                                 SHARES             VALUE               SHARES              VALUE
                                -----------      -------------       ------------       -------------
Shares sold:
     Institutional Class .....    16,663,138     $ 306,180,268          5,846,875       $ 73,048,654
     Service Class ...........     5,259,549        95,359,750          2,638,340         32,805,587
     Investor A Class ........       971,103        18,192,162            383,446          4,805,592
     Investor B Class ........       304,774         5,998,905                 --                 --
     Investor C Class ........        15,304           316,405                 --                 --
Shares issued in merger:
     Institutional Class .....            --                --                 --                 --
     Service Class ...........     1,673,203        24,895,586                 --                 --
     Investor A Class ........            --                --                 --                 --
     Investor B Class ........            --                --                 --                 --
     Investor C Class ........            --                --                 --                 --
Shares issued in reinvestment
  of dividends:
     Institutional Class .....         9,532           148,705             10,636            112,951
     Service Class ...........            --                --                 70                741
     Investor A Class ........            --                --                 --                 --
     Investor B Class ........            --                --                 --                 --
     Investor C Class ........            --                --                 --                 --
Shares redeemed:
     Institutional Class .....   (12,706,267)     (236,144,606)        (2,627,342)       (34,788,122)
     Service Class ...........    (3,811,615)      (73,436,186)          (704,809)        (8,205,498)
     Investor A Class ........      (172,984)       (3,281,785)           (52,895)          (664,245)
     Investor B Class ........        (1,922)          (37,876)                --                 --
     Investor C Class ........            --                --                 --                 --
                                 -----------     -------------        -----------       ------------
Net increase .................     8,203,815     $ 138,191,328          5,494,321       $ 67,115,660
                                 ===========     =============        ===========       ============

                                                   INTERNATIONAL EQUITY PORTFOLIO
                                ---------------------------------------------------------------------
                                     FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                           9/30/96                                9/30/95
                                ------------------------------       --------------------------------
                                 SHARES             VALUE               SHARES              VALUE
                                -----------      -------------       ------------       -------------
Shares sold:
     Institutional Class .....    20,240,830     $ 268,092,956          7,143,152       $ 90,990,043
     Service Class ...........     8,177,309       108,086,063          3,963,956         50,508,637
     Investor A Class ........       478,669         6,295,830            576,812          7,365,133
     Investor B Class ........       126,819         1,666,256             87,040          1,112,573
Shares issued in merger:
     Institutional Class .....            --                --                 --                 --
     Service Class ...........     3,806,698        48,839,940                 --                 --
     Investor A Class ........            --                --                 --                 --
     Investor B Class ........            --                --                 --                 --
Shares issued in reinvestment
  of dividends:
     Institutional Class .....     1,337,783        16,922,952            677,308          8,488,879
     Service Class ...........       402,264         5,080,592            156,042          1,950,124
     Investor A Class ........        85,228         1,076,431             38,670            479,738
     Investor B Class ........         5,789            72,831              1,195             14,710
Shares redeemed:
     Institutional Class .....   (16,204,435)     (214,155,160)        (5,461,130)       (70,728,562)
     Service Class ...........    (8,332,086)     (111,145,703)        (1,716,286)       (21,971,597)
     Investor A Class ........      (417,192)       (5,496,470)          (354,475)        (4,491,778)
     Investor B Class ........       (10,326)         (134,551)            (7,091)           (89,952)
                                 -----------     -------------        -----------       ------------
Net increase .................     9,697,350     $ 125,201,967          5,105,193       $ 63,627,948
                                 ===========     =============        ===========       ============

                                              INTERNATIONAL EMERGING MARKETS PORTFOLIO
                                ---------------------------------------------------------------------
                                     FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                           9/30/96                                9/30/95
                                ------------------------------       --------------------------------
                                 SHARES             VALUE               SHARES              VALUE
                                -----------      -------------       ------------       -------------
Shares sold:
     Institutional Class .....    5,661,897      $ 47,868,196          3,720,739        $31,597,655
     Service Class ...........    3,327,086        28,370,538          1,770,541         15,273,076
     Investor A Class ........      131,558         1,124,251            104,829            965,262
     Investor B Class ........       25,343           222,080                 --                 --
Shares issued in reinvestment
  of dividends:
     Institutional Class .....        4,708            36,395             35,132            297,045
     Service Class ...........        1,536            11,843             14,029            121,552
     Investor A Class ........          381             2,939              8,376             74,699
     Investor B Class ........           --                --                 --                 --
Shares redeemed:
     Institutional Class .....   (1,411,383)      (11,922,973)          (413,927)        (3,623,170)
     Service Class ...........     (809,955)       (6,723,237)          (279,961)        (2,356,165)
     Investor A Class ........     (101,320)         (845,446)           (70,993)          (623,010)
     Investor B Class ........         (465)           (4,023)                --                 --
                                 ----------      ------------         ----------        -----------
Net increase .................    6,829,386      $ 58,140,563          4,888,765        $41,726,944
                                ===========      ============         ==========        ===========


54



                                                           COMPASS CAPITAL FUNDS

                                                        SELECT EQUITY PORTFOLIO
                                ---------------------------------------------------------------------
                                     FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                           9/30/96                                9/30/95
                                ------------------------------       --------------------------------
                                 SHARES             VALUE               SHARES              VALUE
                                -----------      -------------       ------------       -------------
Shares sold:
     Institutional Class .....    7,014,322      $ 90,778,286          26,941,842       $ 289,698,859
     Service Class ...........    4,393,824        55,600,018           8,140,613          85,754,956
     Investor A Class ........      188,355         2,393,475             274,865           2,910,433
     Investor B Class ........       89,238         1,170,225                  --                  --
     Investor C Class ........        3,698            50,000                  --                  --
Shares issued in reinvestment
  of dividends:
     Institutional Class .....      964,985        11,899,120             299,078           3,178,860
     Service Class ...........      261,309         3,214,497             130,000           1,334,111
     Investor A Class ........       15,974           196,492               4,263              45,281
     Investor B Class ........          223             2,987                  --                  --
     Investor C Class ........           --                --                  --                  --
Shares redeemed:
     Institutional Class .....   (7,848,144)      (99,717,894)        (11,998,924)       (125,982,186)
     Service Class ...........   (3,310,365)      (41,842,855)         (6,195,728)        (64,879,779)
     Investor A Class ........      (65,514)         (837,399)            (19,091)           (200,865)
     Investor B Class ........       (1,084)          (14,229)                 --                  --
     Investor C Class ........           --                --                  --                  --
                                 ----------      ------------         -----------       -------------
Net increase .................    1,706,821      $ 22,892,723          17,576,918       $ 191,859,670
                                 ==========      ============         ===========       =============


                                                      INDEX EQUITY PORTFOLIO
                                ---------------------------------------------------------------------
                                     FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                           9/30/96                                9/30/95
                                ------------------------------       --------------------------------
                                 SHARES             VALUE               SHARES              VALUE
                                -----------      -------------       ------------       -------------
Shares sold:
     Institutional Class .....    4,484,065      $ 59,683,113         16,863,208        $ 197,762,422
     Service Class ...........    3,817,000        50,684,497          6,120,901           72,357,126
     Investor A Class ........      502,304         6,723,301            289,994            3,525,169
     Investor B Class ........      210,696         2,839,706                 --                   --
     Investor C Class ........       30,961           425,185                 --                   --
Shares issued in reinvestment
  of dividends:
     Institutional Class .....    1,243,410        15,521,894            497,279            5,731,282
     Service Class ...........      738,516         9,213,090            116,802            1,385,719
     Investor A Class ........       90,152         1,131,385             11,755              139,322
     Investor B Class ........          845            11,680                 --                   --
     Investor C Class ........           57               789                 --                   --
Shares redeemed:
     Institutional Class .....   (4,685,091)      (62,461,246)       (22,819,763)        (278,729,292)
     Service Class ...........   (1,705,590)      (22,882,230)        (4,210,903)         (50,051,366)
     Investor A Class ........     (157,934)       (2,138,524)           (63,655)            (750,671)
     Investor B Class ........       (3,004)          (40,532)                --                   --
     Investor C Class                    --                --                 --                   --
                                 ----------      ------------         -----------       -------------
Net increase (decrease) ......    4,566,387      $ 58,712,108         (3,194,382)       $ (48,630,289)
                                 ==========      ============         ===========       =============

                                                          BALANCED PORTFOLIO
                                ---------------------------------------------------------------------
                                     FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                           9/30/96                                9/30/95
                                ------------------------------       --------------------------------
                                 SHARES             VALUE               SHARES              VALUE
                                -----------      -------------       ------------       -------------
Shares sold:
     Institutional Class .....    1,495,474      $ 22,044,696           2,511,895        $ 31,028,569
     Service Class ...........    5,780,619        83,542,569           7,589,298          94,169,784
     Investor A Class ........      723,332        10,528,196             779,591           9,725,800
     Investor B Class ........      278,873         4,050,321             236,213           2,898,052
Shares issued in merger:
     Institutional Class .....           --                --                  --                  --
     Service Class ...........    2,440,889        34,294,489                  --                  --
     Investor A Class ........           --                --                  --                  --
     Investor B Class ........           --                --                  --                  --
Shares issued in reinvestment
  of dividends:
     Institutional Class .....       70,021         1,020,402              76,942             958,206
     Service Class ...........      269,899         3,931,350             261,656           3,251,626
     Investor A Class ........      171,778         2,492,258             226,064           2,796,580
     Investor B Class ........        8,524           123,532               5,578              70,292
Shares redeemed:
     Institutional Class .....     (864,140)      (12,698,183)         (2,271,997)        (28,182,832)
     Service Class ...........   (5,846,594)      (84,992,584)         (7,118,747)        (88,401,222)
     Investor A Class ........   (1,078,557)      (15,629,171)         (1,259,763)        (15,706,295)
     Investor B Class ........      (27,995)         (406,030)            (13,630)           (171,757)
                                 ----------      ------------         -----------       -------------
Net increase .................    3,422,123      $ 48,301,845           1,023,100        $ 12,436,803
                                 ==========      ============         ===========       =============

(E) AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:

                                                                          SMALL CAP        SMALL CAP        INTERNATIONAL
                                     VALUE EQUITY      GROWTH EQUITY     VALUE EQUITY     GROWTH EQUITY        EQUITY
                                       PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                    --------------     ------------      ------------     ------------      ------------
Capital paid in ..................  $  904,485,134     $511,655,712      $245,041,945     $291,123,948      $523,163,118
Undistributed net
   investment income .............          24,607        1,106,968            19,976               --        13,013,962
Accumulated net realized
   gain (loss) on investment
   transactions, futures
   contracts and foreign
   exchange contracts ............     169,878,268       25,335,211        40,297,633       29,765,806        11,592,332
Net unrealized appreciation
   on investment transactions,
   futures contracts and foreign
   exchange contracts ............     143,465,941      153,038,854        37,411,420      172,377,723        24,673,340
                                    --------------     ------------      ------------     ------------      ------------
                                    $1,217,853,950     $691,136,745      $322,770,974     $493,267,477      $572,442,752
                                    ==============     ============      ============     ============      ============

                                                           COMPASS CAPITAL FUNDS

                                                         INTERNATIONAL        SELECT            INDEX
                                                       EMERGING MARKETS       EQUITY           EQUITY           BALANCED
                                                           PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                       ----------------    ------------      ------------      ------------
Capital paid in .....................................     $108,357,728     $311,378,356      $172,176,744      $206,249,734
Undistributed net investment income .................          507,921           88,884           129,907            65,771
Accumulated net realized gain (loss) on
   investment transactions, futures contracts
   and foreign exchange contracts ...................       (2,956,446)      32,584,097        12,015,620         8,409,989
Net unrealized appreciation on investment
   transactions, futures contracts and foreign
   exchange contracts ...............................        3,954,226       51,633,874        61,921,732        36,194,481
                                                          ------------     ------------      ------------      ------------
                                                          $109,863,429     $395,685,211      $246,244,003      $250,919,975
                                                          ============     ============      ============      ============

(F)    CAPITAL LOSS CARRYOVER

     At September 30, 1995, a capital loss carryover of $679,601, which expires in the year 2004 was available to offset possible future realized capital gains in the International Emerging Portfolio. At September 30, 1996, deferred post-October losses for the International Emerging Markets Portfolio were $2,273,600.

(G)    MERGER

     On September 29, 1995 and October 2, 1995, respectively, the Board of Trustees of the Fund and the Board of Trustees of The Compass Capital Group of Funds ("Compass") approved an asset purchase agreement providing for the transfer of all of the assets and liabilities of Compass to the Fund. At a special meeting of shareholders held on December 11, 1995, the shareholders of Compass voted to approve the asset purchase agreement. Pursuant to the asset purchase agreement, on January 13, 1996 all of the assets and liabilities of Compass were transferred to the Fund in a tax-free exchange for Service shares of the Fund except the assets and liabilities of the Compass International Fixed Income Fund which were transferred on February 13, 1996. The details of this business combination as it relates to the Portfolios are described below.

     The following table summarizes certain relevant information of the Fund prior to and immediately after the business combination. The Fund Portfolios are the accounting survivors and, as such, the new combined funds maintain all the operating history of the Fund Portfolios.

               THE COMPASS CAPITAL GROUP OF FUNDS
                   AND BFM INSTITUTIONAL TRUST
-----------------------------------------------------------------

                                                     UNREALIZED
                                       NET ASSET    APPRECIATION
                          SHARES AT    VALUE AT    (DEPRECIATION)
FUND NAME                 1/13/96      1/13/96       AT 1/13/96
------------------------ ----------  ------------  --------------
Equity Income .......... 28,396,812  $344,453,317   $17,227,647
Growth ................. 13,274,219   162,741,919    21,104,698
Small Company ..........  2,364,413    24,895,586       610,916
International Equity ...  3,625,831    48,839,940     5,558,142
Balanced ...............    320,140    34,294,486     1,566,037



                      COMPASS CAPITAL FUNDS
-------------------------------------------------------------------
                                           COMBINED
                             SHARES       NET ASSETS
           NEW              ISSUED IN        AFTER           NAV
        PORTFOLIO           BUSINESS       BUSINESS          PER
          NAME             COMBINATION    COMBINATION       SHARE
-------------------------  -----------  --------------      ------
Value Equity ............  25,439,684   $1,066,660,942      $13.54
Growth Equity ...........  12,988,182      495,952,512      $12.53
Small Cap Growth Equity .   1,673,203      278,684,029      $14.88
International Equity ....   3,806,698      507,920,573      $12.83
Balanced ................   2,440,889      228,489,486      $14.05

REPORT OF INDEPENDENT ACCOUNTANTS                          COMPASS CAPITAL FUNDS

TO THE  SHAREHOLDERS AND BOARD OF TRUSTEES OF THE COMPASS CAPITAL FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Equity Portfolio of the Compass Capital Funds, and the statements of net assets of the Value Equity, Growth Equity, Small Cap Value Equity, Small Cap Growth Equity,International Emerging Markets, Select Equity, Index Equity and Balanced Portfolios of the Compass Capital Fund as of September 30, 1996, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express and opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian and brokers as of September 30, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Compass Capital Funds (Value Equity, Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, International Equity, International Emerging Markets, Select Equity, Index Equity and Balanced Portfolios), as of September 30, 1996, and the results of their operations for the periods then ended, the changes in their net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 22, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        THE DFA INVESTMENT TRUST COMPANY
                          THE U.S. LARGE COMPANY SERIES




                                  ANNUAL REPORT

                       TEN MONTHS ENDED SEPTEMBER 30, 1996
                                   (UNAUDITED)

                          YEAR ENDED NOVEMBER 30, 1995

TABLE OF CONTENTS                               THE DFA INVESTMENT TRUST COMPANY


                                                                Page

          Statements of Net Assets ...........................   62
          Statements of Operations ...........................   67
          Statements of Changes in Net Assets ................   68
          Financial Highlights ...............................   69
          Notes to Financial Statements ......................   70
















THIS REPORT IS SUBMITTED FOR THE INFORMATION OF THE FUND'S SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

STATEMENTS OF NET ASSETS                        THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

--------------------------------------------------------------------------------------------
                                        SEPTEMBER 30, 1996             NOVEMBER 30, 1995
                                      ----------------------       -------------------------
                                           (UNAUDITED)
                                      SHARES    VALUE(DAGGER)       SHARES     VALUE(DAGGER)
                                      ------    ------------       -------    --------------
COMMON STOCKS -- (99.7% AND 99.50%, RESPECTIVELY)
AMP, Inc. .....................        16,904    $  655,030          4,640    $  186,180
AMR Corp. .....................         6,900       549,413*         1,800       137,925*#
AON Corp. .....................         8,250       447,563           --            --
AT & T Corp ...................       124,939     6,528,063         34,219     2,258,454
Abbott Laboratories ...........        60,500     2,979,625         17,100       694,687
Advanced Micro
  Devices, Inc. ...............        10,500       154,875*         2,300        47,150
Aetna, Inc. ...................        11,537       811,916          2,500       183,438
Ahmanson (H.F.) & Co. .........         8,800       246,400          2,500        66,875#
Air Products & Chemicals, Inc.          8,500       495,125          2,500       138,750
Airtouch Communications, Inc. .        38,300     1,058,038*        10,700       311,637*
Alberto-Culver Co. Class B ....         2,100        91,088            200         6,450
Albertson's Inc. ..............        19,500       821,438          5,500       169,125
Alcan Aluminum, Ltd. ..........        17,500       525,000          4,900       162,312
Alco Standard Corp. ...........         9,800       488,775          2,200        95,700
Alexander & Alexander
  Services, Inc. ..............         3,500        58,188            900        19,687
Allegheny Teledyne, Inc. ......        13,600       307,700*          --            --
Allergan, Inc. ................         4,900       186,813          1,200        37,200
AlliedSignal, Inc. ............        21,900     1,442,663          6,100       288,225
Allstate Corp. ................        34,227     1,685,680          9,838       403,357
Alltel Corp. ..................        14,500       404,188          4,200       123,900
Aluminium Co. of America ......        13,700       808,300          3,800       222,300
Alza Corp. ....................         6,400       172,000*         1,600        36,800*
Amdahl Corp. ..................         9,100        85,881*         2,600        24,700*
Amerada Hess Corp. ............         7,100       375,413          2,100        99,750#
American Brands, Inc. .........        13,600       574,600          4,200       175,350
American Electric
  Power Co., Inc. .............        14,500       589,063          4,100       154,262
American Express Co. ..........        37,400     1,729,750         10,500       446,250
American General Corp. ........        16,100       607,775          4,500       152,437#
American Greetings Corp. ......
  Class A .....................         5,700       163,519          1,600        43,700
American Home
  Products Corp. ..............        49,300     3,142,875          6,600       602,250
American International
  Group, Inc. .................        36,362     3,663,472         10,300       924,425
American Stores Co. ...........        11,500       460,000          3,300        86,625
Ameritech Corp. ...............        42,900     2,257,613         12,000       660,000
Amgen, Inc. ...................        20,600     1,301,663*         5,600       278,250*
Amoco Corp. ...................        38,400     2,707,200         10,800       731,700
Andrew Corp. ..................         4,562       227,530*           750        32,531*
Anheuser-Busch
  Companies, Inc. .............        39,200     1,474,900          5,400       357,750
Apple Computer, Inc. ..........         9,700       215,219          2,600        99,287
Applied Materials, Inc. .......        14,000       387,625*         4,000       194,250*
Archer-Daniels Midland Co. ....        42,178       811,927         11,692       201,687
Armco, Inc. ...................         8,200        36,900*         2,300        13,225*
Armstrong World
  Industries, Inc. ............         2,800       174,650            900        53,887
Asarco, Inc. ..................         3,450        91,856          1,100        38,912
Ashland, Inc. .................         4,900       194,775          1,400        48,825
Atlantic Richfield Co. ........        12,300     1,568,250          3,500       379,313
Autodesk, Inc. ................         3,600        93,375          1,200        42,450
Automatic Data Processing, Inc.        22,400       977,200          3,100       246,837
Avery Dennison Corp. ..........         4,000       222,000          1,200        57,150
Avon Products, Inc. ...........        10,500       521,063          1,400       101,675
Baker Hughes, Inc. ............        10,900       331,088          3,100        63,162
Ball Corp. ....................         2,400        58,800            600        17,175
Bally Entertainment Corp. .....         3,800       107,825*         1,200        14,550*
Baltimore Gas & Electric Co. ..        11,350       296,519          3,050        81,206#
Banc One Corp. ................        34,711     1,423,151          8,502       324,139
Bank of Boston Corp. ..........        12,100       700,288          2,400       111,300
Bank of New York Co., Inc. ....        30,000       881,250          4,000       188,500
BankAmerica Corp. .............        28,168     2,313,297          8,156       518,926

----------------------------------------------------------------------------------------------
                                          SEPTEMBER 30, 1996             NOVEMBER 30, 1995
                                        ----------------------       -------------------------
                                             (UNAUDITED)
                                        SHARES    VALUE(DAGGER)       SHARES     VALUE(DAGGER)
                                        ------    ------------       -------    --------------
Bankers Trust New York Corp. ...         6,100    $  479,613          1,800    $   16,775
Bard (C.R.), Inc. ..............         4,400       136,950          1,300        37,537
Barnett Banks, Inc. ............        14,400       486,000          2,200       132,275
Barrick Gold Corp. .............        27,500       690,938          7,800       205,725
Battle Mountain Gold Co. .......        17,400       134,850           --            --
Bausch & Lomb, Inc. ............         4,400       161,700          1,400        50,575
Bay Networks, Inc. .............        14,400       392,400*          --            --
Baxter International, Inc. .....        21,000       981,750          6,100       256,200
Becton Dickinson & Co. .........         9,800       433,650          1,600       111,600
Bell Atlantic Corp. ............        33,700     2,017,788          9,500       598,500
Bellsouth Corp. ................        77,200     2,856,400         21,600       839,700
Bemis Co., Inc. ................         4,100       138,888          1,300        33,962
Beneficial Corp. ...............         4,300       247,250          1,200        60,900
Bethlehem Steel Corp. ..........         8,700        87,000*         2,500        35,000*
Beverly Enterprises ............         7,700        83,738*         2,000        23,250*
Biomet, Inc. ...................         8,900       144,625*         2,500        46,094*
Black & Decker Corp. ...........         6,800       282,200          2,000        74,750
Block (H.&R.), Inc. ............         7,900       235,025          2,400       106,800
Boatmen's Bancshares, Inc. .....        12,300       686,494          2,800       108,150
Boeing Co. .....................        27,200     2,570,400          7,400       539,275
Boise Cascade Corp. ............         3,900       132,600          1,200        44,700
Boston Scientific Corp. ........        13,600       782,000*         3,300       133,650*
Briggs & Stratton Corp. ........         2,300       102,063            800        33,300
Bristol Myers Squibb Co. .......        38,900     3,748,988         11,000       882,750
Brown Group, Inc. ..............          --            --              400         5,600
Brown-Forman Corp. Class B .....         5,300       207,363            900        34,312
Browning-Ferris Industries, Inc.        16,500       412,500          4,700       141,587
Brunswick Corp. ................         7,500       180,000          2,200        47,025
Burlington Northern
  Santa Fe Corp. ...............        11,637       981,872          3,089       249,051
Burlington Resources, Inc. .....         9,900       439,313          2,800       107,800
CIGNA Corp. ....................         5,800       695,275          1,700       187,000
CPC International, Inc. ........        11,100       831,113          3,100       213,125
CSX Corp. ......................        16,400       828,200          2,200       192,775
CUC International, Inc. ........        19,100       761,613*         3,800       144,400*
Cabletron Systems, Inc. ........         5,800       395,850*         1,500       124,500*
Caliber Systems, Inc. ..........         2,900        46,763           --            --
Campbell Soup Co. ..............        19,300     1,505,400          5,500       307,312
Capital Cities ABC, Inc. .......          --            --            3,300       407,962
Carolina Power & Light Co. .....        11,600       400,200          3,400       111,775
Case Corp. .....................         5,700       277,875           --            --
Caterpillar, Inc. ..............        15,100     1,138,163          4,400       270,050
Centex Corp. ...................         2,300        75,038            800        26,300
Central & South West Corp. .....        16,200       421,200          4,100       110,187
Ceridian Corp. .................         5,200       260,000*           800        33,600
Champion International Corp. ...         7,300       334,888          2,100        98,962
Charming Shoppes, Inc. .........         8,000        47,750*         2,200         5,156
Chase Manhattan Corp. ..........        33,996     2,723,930          3,700       225,238
Chemical Banking Corp. .........          --            --            5,298       317,880
Chevron Corp. ..................        50,800     3,181,350         14,100       696,187
Chrysler Corp. .................        57,600     1,648,800          8,400       435,750
Chubb Corp. ....................        13,700       630,200          2,000       194,500
Cincinnati Milacron, Inc. ......         3,100        58,513            600        15,675
Cinergy Corp. ..................        12,293       379,546          3,418       100,831
Circuit City Stores, Inc. ......         7,400       267,325          2,200        63,800
Cisco Sytems, Inc. .............        50,000     3,103,125*         5,900       496,706*
Citicorp .......................        37,400     3,389,375          9,000        36,750
Clorox Co. .....................         4,100       393,088          1,100        83,325
Coastal Corp. ..................         8,050       332,063          2,200        73,150
Coca-Cola Co. ..................       193,300     9,834,138         27,300     2,067,975#
Colgate-Palmolive Co. ..........        11,200       973,000          3,000       219,750
Columbia Gas System, Inc. ......         4,200       235,200          1,000        43,250*
Columbia/HCA Healthcare Corp. ..        34,455     1,959,628#         9,455       488,114
Comcast Corp. Class A Special ..        18,550       286,366          4,200        82,687
Comerica, Inc. .................         8,900       458,350           --            --
Community Psychiatric Centers ..         3,538        33,169*           900        10,012

                 See accompanying notes to financial statements.

STATEMENTS OF NET ASSETS                        THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES (CONTINUED)

--------------------------------------------------------------------------------------------
                                        SEPTEMBER 30, 1996             NOVEMBER 30, 1995
                                      ----------------------       -------------------------
                                           (UNAUDITED)
                                      SHARES    VALUE(DAGGER)       SHARES     VALUE(DAGGER)
                                      ------    ------------       -------    --------------
Compaq Computer Corp. .........        20,700    $1,327,388*         5,700    $  282,150*
Computer Associates
  International, Inc. .........        27,975     1,671,506          5,250       343,875
Computer Sciences Corp. .......         5,700       438,188*         1,300        94,575*
Conagra, Inc. .................        18,850       928,363          5,350       213,331
Conrail, Inc. .................         6,000       434,250          1,700       118,787
Consolidated Edison Co. of
  New York, Inc. ..............        18,200       505,050          5,100       147,262
Consolidated Freightways, Inc.          3,500        85,750            800        21,000
Consolidated Natural Gas Co. ..         7,100       380,738          2,000        88,750
Cooper Industries, Inc. .......         8,200       354,650          2,300        83,950
Cooper Tire & Rubber Co. ......         6,600       142,725          1,800        44,325
Coors (Adolph) Co. Class B ....         3,100        68,006          1,000        20,375
Corestates Financial Corp. ....        17,200       743,900          3,000       116,250
Corning, Inc. .................        17,900       698,100          4,900       147,612
Crane Co. .....................         2,400       106,500            500        17,062
Cray Research, Inc. ...........          --            --              500        12,000*
Crown Cork & Seal Co., Inc. ...         9,800       452,025          1,900        79,562*
Cummins Engine Co., Inc. ......         3,300       129,938            700        27,475#
Cyprus Amax Minerals Co., Inc.          7,250       155,875          2,100        57,750
DSC Communications Corp. ......         9,000       226,688*         2,500        98,906*
DTE Energy Co. ................        11,200       313,600           --            --
Dana Corp. ....................         8,000       242,000          2,100        61,425
Darden Restaurants, Inc. ......        12,300       106,088*         3,400        39,525
Data General Corp. ............         3,100        43,400*         1,000        12,125*
Dayton-Hudson Corp. ...........        16,800       555,400          1,700       123,462
Dean Witter, Discover & Co. ...        12,977       713,735          3,566       181,866
Deere & Co. ...................        20,300       852,600          5,700       187,387
Dell Computer Corp. ...........         7,000       544,250*          --            --
Delta Air Lines, Inc. .........         6,100       439,200          1,000        77,625
Deluxe Corp. ..................         6,300       237,825          1,600        44,200
Detroit Edison Co. ............          --            --            3,200       104,400#
Dial Corp. ....................          --            --            2,100        56,700
Digital Equipment Corp. .......        11,700       418,275*         3,200       188,400*
Dillard Department Stores, Inc.
  Class A .....................         8,900       287,025          2,300        66,412
Disney (Walt) Co. .............        52,800     3,346,200         11,200       673,400#
Dominion Resources, Inc. VA ...        13,800       520,950          3,850       152,556
Donnelley (R.R.) & Sons Co. ...        11,800       380,550          3,300       126,637
Dover Corp. ...................         8,700       415,425          2,400        93,300
Dow Chemical Co. ..............        19,400     1,556,850          5,800       411,075
Dow Jones & Co., Inc. .........         7,400       273,800          1,900        72,913
Dresser Industries, Inc. ......        13,900       413,525          3,900        92,137
DuPont (E.I.) de Nemours
  & Co. .......................        43,300     3,821,225         12,000       798,000
Duke Power Co. ................        15,900       741,338          4,500       201,937
Dun & Bradstreet Corp. ........        13,000       775,125          3,800       237,025
E G & G, Inc. .................         3,700        66,138          1,300        25,025
EMC Corp. MA ..................        17,900       404,988*          --            --
Eastern Enterprises ...........         1,700        64,175            300         9,750
Eastman Chemical Co. ..........         6,050       353,169          1,625       106,641
Eastman Kodak Co. .............        26,700     2,095,950          7,400       503,200
Eaton Corp. ...................         5,900       356,213          1,800        98,100
Echlin, Inc. ..................         4,700       147,463          1,400        51,100
Echo Bay Mines, Ltd. ..........        10,900        96,056          2,500        25,937
Ecolab, Inc. ..................         5,100       172,125          1,300        37,375
Edison International ..........        34,200       611,325           --            --
Emerson Electric Co. ..........        17,400     1,568,175          4,900       382,200
Engelhard Corp. ...............        11,074       254,702          3,037        70,990
Enron Corp. ...................        19,400       790,550          5,500       206,250
Enserch Corp. .................         5,200       108,550          1,500        23,250
Entergy Corp. .................        17,700       477,900          4,800       133,800
Exxon Corp. ...................        96,100     8,000,325         26,900     2,081,387
FMC Corp. .....................         2,800       190,050*           600        44,325*
FPL Group, Inc. ...............        14,300       618,475          4,000       173,500
Federal Express Corp. .........         4,400       348,700*         1,100        82,225*

--------------------------------------------------------------------------------------------
                                        SEPTEMBER 30, 1996             NOVEMBER 30, 1995
                                      ----------------------       -------------------------
                                           (UNAUDITED)
                                      SHARES    VALUE(DAGGER)       SHARES     VALUE(DAGGER)
                                      ------    ------------       -------    --------------
Federal Home Loan Mortgage
  Corp ........................       13,900    $ 1,360,463           3,800    $   292,600
Federal National Mortgage
  Association .................       84,600      2,950,425           6,000        657,000
Federal Paper Board Co., Inc. .         --             --             1,000         52,000
Federated Department
  Stores, Inc. ................       16,100        539,350*          3,900        113,587*#
Fifth Third Bancorp ...........        7,800        453,375            --             --
First Bank System, Inc. .......       10,800        722,250           2,900        149,712
First Chicago NBD Corp. .......       24,393      1,103,783#          1,800        125,100
First Data Corp. ..............       17,300      1,412,113           2,500        177,500#
First Fidelity Bancorp ........         --             --             1,600        117,400
First Interstate Bancorp ......         --             --             1,500        201,000
First Union Corp. .............       22,040      1,471,170           3,600        196,650
Fleet Financial Group, Inc. ...       20,364        906,198           3,200        133,600
Fleetwood Enterprises, Inc. ...        2,600         79,950             800         19,200
Fleming Companies, Inc. .......        2,800         48,650             900         20,812
Fluor Corp. ...................        6,400        393,600           1,800        117,000
Ford Motor Co. ................       91,800      2,868,750          23,300        658,225
Foster Wheeler Corp. ..........        3,250        142,188             600         23,700
Freeport McMoran Copper &
  Gold, Inc. Class B ..........       14,900        465,625           3,000         81,375*
Fruit of The Loom, Inc. Class A        5,800        179,800*          1,300         25,187*
GPU, Inc. .....................        9,200        282,900            --             --
GTE Corp. .....................       75,200      2,895,200          21,000        895,125
Gannett Co., Inc. .............       11,000        774,125           2,900        176,900
Gap, Inc. .....................       22,300        643,913           3,000        135,750
General Dynamics Corp. ........        4,800        330,600           1,200         71,550
General Electric Co. ..........      128,200     11,666,128          36,400      2,447,900
General Instrument Corp. ......        9,880        244,530*           --             --
General Mills, Inc. ...........       12,200        736,575           3,400        187,425
General Motors Corp. ..........       58,700      2,817,600          16,100        780,850
General Public Utilities Corp.          --             --             2,400         75,900
General RE Corp. ..............        6,200        878,850           1,900        284,287
General Signal Corp. ..........        3,800        167,200           1,200         38,700
Genuine Parts Co. .............        9,550        417,813           2,550        102,956
Georgia-Pacific Corp. .........        7,000        553,875           2,000        155,500
Giant Food, Inc. Class A ......        4,600        156,400           1,400         45,150
Giddings & Lewis, Inc. ........        2,750         32,313             900         14,119
Gillette Co. ..................       34,700      2,502,738           9,700        503,187
Golden West Financial Corp. ...        4,700        274,363           1,200         61,350
Goodrich (B.F.) Co. ...........        4,100        185,013             500         35,062
Goodyear Tire & Rubber Co. ....       12,100        558,113           3,400        144,075
Grace (W.R.) & Co. ............        7,500        562,500           2,200        133,650
Grainger (W.W.), Inc. .........        4,100        288,025           1,000         66,875
Great Atlantic & Pacific
  Tea Co., Inc. ...............        3,000         77,625             700         15,312
Great Lakes Chemical Corp. ....        4,900        279,300           1,500        106,687
Great Western Financial Corp. .       10,600        280,900           3,000         76,500
Green Tree Financial Corp. ....       10,500        412,125            --             --
HFS, Inc. .....................        9,200        615,250*           --             --
Halliburton Co. ...............        9,000        464,625           2,400        104,100
Handleman Co. .................         --             --               600          3,750
Harcourt General, Inc. ........        5,623        310,671           1,423         57,276
Harland (John H.) Co. .........        2,450         73,500             500         10,312
Harnischfeger Industries, Inc.         3,676        138,769             900         30,488
Harrahs Entertainment, Inc. ...        8,000        149,000           2,200         54,725*
Harris Corp. ..................        3,000        195,375             700         40,337
Hasbro, Inc. ..................        6,650        246,881           1,750         53,375
Heinz (H.J.) Co. ..............       28,450        960,188           8,100        258,188
Helmerich & Payne, Inc. .......        2,000         87,250             400         10,900
Hercules, Inc. ................        8,300        454,425           2,300        126,212
Hershey Foods Corp. ...........       11,800        592,950           1,700        104,975
Hewlett-Packard Co. ...........       79,100      3,856,125          11,000        911,625
Hilton Hotels Corp. ...........       15,200        431,300           1,000         64,625
Home Depot, Inc. ..............       37,248      2,118,480          10,366        459,991

                 See accompanying notes to financial statements.

STATEMENTS OF NET ASSETS                        THE DFA INVESTMENT TRUST COMPANY

-----------------------------------------------------------------------------------------
                                       SEPTEMBER 30, 1996            NOVEMBER 30, 1995
                                     ----------------------      ------------------------
                                          (UNAUDITED)
                                     SHARES    VALUE(DAGGER)      SHARES    VALUE(DAGGER)
                                     ------    ------------      -------   --------------
Homestake Mining Co. ........        11,300    $  165,263          2,900    $   47,850
Honeywell, Inc. .............         9,700       612,313          2,900       138,112
Household International, Inc.         7,400       608,650          2,200       137,500
Houston Industries, Inc. ....        20,300       449,138          2,900       132,675
Humana, Inc. ................        12,400       251,100*          --            --
ITT Corp. ...................         9,200       401,350*         2,500       306,563
ITT Hartford Group, Inc. ....         9,200       542,800           --            --
ITT Industries, Inc. ........         9,000       217,125           --            --
Illinois Tool Works, Inc. ...         9,100       656,338          2,400       152,100
Inco, Ltd. ..................        13,100       402,825          2,600        92,625
Ingersoll-Rand Co. ..........         8,300       394,250          2,400        92,100
Inland Steel Industries, Inc.         3,900        69,713          1,100        28,737
Intel Corp. .................        63,700     6,079,369         17,800     1,082,463
Intergraph Corp. ............         3,700        40,238*           800        13,800*
International Business
  Machines Corp. ............        42,000     5,229,000         12,400     1,198,150
International Flavors &
  Fragrances, Inc. ..........         8,500       370,813          2,500       127,812
International Paper Co. .....        23,000       977,500          5,400       205,875
Interpublic Group of
  Companies, Inc. ...........         6,000       283,500          1,800        69,075
James River Corp. of Virginia         6,700       185,088#         1,600        50,400#
Jefferson-Pilot Corp. .......         5,450       282,038            850        60,350
Johnson & Johnson ...........       103,300     5,294,125         14,000     1,212,750
Johnson Controls, Inc. ......         3,100       232,500            700        48,475
Jostens, Inc. ...............         3,200        66,800            800        19,800
K Mart Corp. ................        37,200       381,300          9,900        76,725#
Kaufman & Broad Home Corp. ..         3,100        40,300            600         7,800
Kellogg Co. .................        16,500     1,136,438          4,600       351,325
Kerr-McGee Corp. ............         3,800       231,325          1,300        75,238
Keycorp .....................        18,000       792,000          4,900       180,688
Kimberly Clark Corp. ........        21,742     1,916,014          3,400       261,375
King World Productions, Inc.          3,000       110,625*           600        23,775*
Knight Ridder, Inc. .........         7,600       281,200          1,100        70,950
Kroger Co. ..................         9,500       425,125*         2,600        87,100*
LSI Logic Corp. .............         9,800       227,850*          --            --
Laidlaw, Inc. ...............
  Class B Non-Voting ........        24,200       266,200          5,000        46,250
Lilly (Eli) & Co. ...........        42,600     2,747,700          6,000       597,000
Limited, Inc. ...............        20,900       399,713          7,600       135,850
Lincoln National Corp. ......         8,200       359,775          2,200       102,850
Liz Claiborne, Inc. .........         5,600       208,600          1,500        44,063
Lockheed Martin Corp. .......        15,457     1,393,062          4,404       323,144
Loews Corp. .................         9,100       704,113          1,200       184,200
Longs Drug Stores Corp. .....         1,700        73,950            300        11,925
Loral Corp. .................          --            --            3,700       125,338
Louisiana Land &
  Exploration Co. ...........         2,500       131,563            600        23,400
Louisiana-Pacific Corp. .....         8,300       188,825          2,400        64,800#
Lowe's Companies, Inc. ......        13,400       547,725          3,600       113,400
Luby's Cafeterias, Inc. .....         1,950        46,800            500        11,000
Lucas Varity P.L.C ..........
  Sponsored ADR .............         4,126       162,461*          --            --
Lucent Technologies, Inc. ...         5,000       229,375           --            --
MBNA Corp. ..................        17,325       602,044          3,200       129,200
MCI Communications Corp. ....        53,300     1,362,481         14,700       392,306
MGIC Investment Corp. .......         4,500       303,188           --            --
Mallinckrodt Group, Inc. ....         5,700       237,263          1,500        51,188
Manor Care, Inc. ............         4,800       184,200          1,450        47,306
Marriott International, Inc.         10,000       551,250          2,600        96,850
Marsh & McLennan
  Companies, Inc. ...........         5,500       534,188          1,500       130,125
Masco Corp. .................        12,300       369,000          3,500       103,250
Mattel, Inc. ................        21,452       555,071          4,800       134,400
May Department Stores Co. ...        19,300       938,463          5,400       235,575
Maytag Corp. ................         8,000       156,000          2,400        48,900

-------------------------------------------------------------------------------------------
                                        SEPTEMBER 30, 1996             NOVEMBER 30, 1995
                                      ----------------------       ------------------------
                                           (UNAUDITED)
                                      SHARES    VALUE(DAGGER)       SHARES    VALUE(DAGGER)
                                      ------    ------------       -------   --------------
McDermott International, Inc. ...       4,200    $   91,350          1,300    $   23,563
McDonalds Corp. .................      54,000     2,558,250#        15,000       669,375
McDonnell Douglas Corp. .........      17,200       903,000          2,300       204,988
McGraw-Hill Companies, Inc. .....       7,700       328,213          1,200       100,500
Mead Corp. ......................       4,000       234,500          1,300        74,263
Medtronic, Inc. .................      18,100     1,160,663          5,000       274,375
Mellon Bank Corp. ...............      10,450       619,163          3,100       165,850
Melville Corp. ..................       8,000       353,000          2,400        74,700
Mercantile Stores Co., Inc. .....       2,900       156,600            600        27,900
Merck & Co., Inc. ...............      94,500     6,650,438         26,800     1,658,250
Meredith Corp. ..................       2,300       113,563            700        27,563
Merrill Lynch & Co., Inc. .......      13,100       859,688          3,700       205,813
Micron Technology, Inc. .........      16,100       491,050          4,600       251,850
Microsoft Corp. .................      46,400     6,116,100*        12,700     1,105,694*
Millipore Corp. .................       3,500       138,250            800        29,800
Minnesota Mining &
  Manufacturing Co. .............      32,700     2,284,913          9,000       589,500
Mobil Corp. .....................      30,400     3,518,800          8,700       908,063
Monsanto Co. ....................      45,500     1,660,750          2,600       297,700
Moore Corp., Ltd. ...............       7,800       143,325          2,300        41,113
Morgan (J.P.) & Co., Inc. .......      14,600     1,297,575          4,100       321,850
Morgan Stanley Group, Inc. ......      11,700       582,075          1,800       155,250
Morrison Knudsen Corp. ..........        --            --              600         3,600#
Morton International, Inc. ......      11,300       449,175          3,200       110,800
Motorola, Inc. ..................      46,200     2,385,075         12,800       784,000
NBD Bancorp, Inc. ...............        --            --            3,450       132,394
Nacco Industries, Inc. Class A ..         600        28,650            100         5,700
Nalco Chemical Co. ..............       5,300       192,125          1,500        45,938
National City Corp. .............      17,100       720,338          3,200       103,600
National Semiconductor Corp. ....      10,600       213,325*         2,600        55,575*
National Service Industries, Inc.       3,900       136,500          1,000        32,500
NationsBank Corp. ...............      23,171     2,012,981          5,824       415,688
Navistar International Corp. ....       5,970        50,745*         1,450        15,769*
New York Times Class A ..........       7,700       259,875          2,100        61,950
Newell Co. ......................      12,400       372,000          3,400        89,675
Newmont Mining Corp. ............       7,615       359,809          1,723        74,304
Niagra Mohawk Power Corp. .......      11,100        88,800          3,000        29,625
Nicor, Inc. .....................       3,900       131,625            900        22,838
Nike, Inc. Class B ..............      11,200     1,360,800          2,200       127,600
Noram Energy Corp. ..............      10,300       153,213          2,700        21,263
Nordstrom, Inc. .................       6,200       235,988          1,900        74,813
Norfolk Southern Corp. ..........       9,700       886,338          2,900       228,375
Northern States Power Co. MN ....       5,200       242,450          1,300        61,100
Northern Telecom, Ltd. ..........      19,900     1,149,225          5,500       222,063
Northrop Grumman Corp. ..........       4,400       353,100          1,000        61,500
Norwest Corp. ...................      28,200     1,152,675          6,900       227,700
Novell, Inc. ....................      28,200       311,963*         8,100       136,181*
Nucor Corp. .....................       6,800       345,100          2,000        99,750
Nynex Corp. .....................      33,600     1,461,600          9,200       456,550
Occidental Petroleum Corp. ......      24,600       575,025          7,000       154,875#
Ogden Corp. .....................        --            --            1,200        25,500
Ohio Edison Co. .................      11,700       226,688          3,300        75,075#
Oneok, Inc. .....................       2,200        60,500            400         9,400
Oracle Systems Corp. ............      50,975     2,169,623*         9,450       428,203*
Oryx Energy Co. .................       8,100       143,775*         2,100        27,563*
Outboard Marine Corp. ...........        --            --              300         6,150
Owens-Corning Fiberglas Corp. ...       4,000       147,500*           900        39,938*
PECO Energy Co. .................      17,200       408,500          4,800       139,200
PNC Bank Corp. ..................      26,250       876,094          5,100       149,175#
PP &L Resources, Inc. ...........      12,200       266,875           --            --
PPG Industries, Inc. ............      14,700       799,313          4,500       204,188
Paccar, Inc. ....................       3,060       167,918            760        33,440
PacifiCorp ......................      22,700       468,188          6,200       121,675#
Pacific Enterprises .............       6,300       190,575          2,000        53,500
Pacific Gas & Electric Co. ......      32,100       698,175          9,100       250,250
Pacific Telesis Group ...........      33,000     1,109,625          9,300       279,000

                 See accompanying notes to financial statements.

STATEMENTS OF NET ASSETS                        THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES (CONCLUDED)

-------------------------------------------------------------------------------------------
                                        SEPTEMBER 30, 1996             NOVEMBER 30, 1995
                                      ----------------------       ------------------------
                                           (UNAUDITED)
                                      SHARES    VALUE(DAGGER)       SHARES    VALUE(DAGGER)
                                      ------    ------------       -------   --------------
Pall Corp. ....................         8,766    $  247,640          2,600    $   70,525
Panenergy Corp. ...............        11,500       398,188           --            --
Panhandle Eastern Corp. .......          --            --            3,100        87,963#
Parker-Hannifin Corp. .........         5,650       237,300          1,500        55,125
Penney (J.C.) Co., Inc. .......        17,400       941,775          4,800       225,000
Pennzoil Co. ..................         3,500       185,063          1,000        39,625
Peoples Energy Corp. ..........         2,600        88,400            700        21,350
Pep Boys -- Manny,
  Moe & Jack ..................         4,800       171,000          1,400        37,100
Pepsico, Inc. .................       121,700     3,438,025         17,100       944,775#
Perkin Elmer Corp. ............         3,500       202,563          1,100        39,600
Pfizer, Inc. ..................        49,700     3,932,513         13,600       788,800
Pharmacia & Upjohn, Inc. ......        39,380     1,624,425          5,365       192,469
Phelps Dodge Corp. ............         5,100       327,038          1,600       108,600
Philip Morris Companies, Inc. .        64,100     5,752,975         18,200     1,597,050
Phillips Petroleum Co. ........        20,300       867,825          5,700       189,525
Pioneer Hi-Bred
  International, Inc. .........         6,300       381,150          1,800       103,050
Pitney Bowes, Inc. ............        11,500       606,625          3,200       143,200
Pittston Co. Services Group ...          --            --              700        21,350
Placer Dome, Inc. .............        18,500       437,063          5,300       131,175
Polaroid Corp. ................         3,700       162,800            800        36,900
Potlatch Corp. ................         2,300        89,125            600        24,225
Praxair, Inc. .................        11,800       507,400          3,000        87,375
Premark International, Inc. ...          --            --            1,300        66,300
Price/Costco, Inc. ............        15,203       312,612*         4,165        69,503*
Procter & Gamble Co. ..........        53,416     5,208,060         14,900     1,286,988
Providian Corp. ...............         7,200       309,600          2,200        88,275
Public Service Enterprise
  Group, Inc. .................        18,900       505,575          5,200       154,050
Pulte Corp. ...................         1,900        48,688            700        21,525
Quaker Oats Co. ...............        10,400       380,900          3,000       104,250
Ralston Purina Group ..........         8,100       554,850          2,300       147,200
Raychem Corp. .................         3,400       255,000            900        46,800
Raytheon Co. ..................        18,500     1,029,063          5,600       249,200
Reebok International, Ltd. ....         4,800       166,800          1,600        41,600
Republic New York Corp. .......         4,300       297,238          1,200        75,600
Reynolds Metals Co. ...........         4,900       250,513          1,500        86,625
Rite Aid Corp. ................         6,400       232,000          1,900        59,375
Roadway Services, Inc. ........          --            --              700        35,175
Rockwell International Corp. ..        16,900       952,738          4,800       235,200
Rohm & Haas Co. ...............         5,000       327,500          1,600        96,400
Rowan Companies, Inc. .........         6,700       124,788          2,000        15,000*
Royal Dutch Petroleum Co. .....        41,700     6,510,413         11,500     1,476,313
Rubbermaid, Inc. ..............        11,600       284,200          3,500        96,250
Russell Corp. .................         3,100        99,975            700        18,638
Ryans Family Steak Houses, Inc.         4,200        31,631*         1,300         9,669*
Ryder System, Inc. ............         6,000       177,750          1,700        40,588#
SBC Communications, Inc. ......        47,500     2,285,938         13,100       707,400
SCE Corp. .....................          --            --            9,800       153,125
Safeco Corp. ..................         9,700       338,288          1,400        99,663
Safety Kleen Corp. ............         4,500        74,250          1,300        18,525
Saint Jude Medical, Inc. ......         6,050       244,647*         1,800        71,213*
Saint Paul Companies, Inc. ....         6,500       360,750          1,700        95,200
Salomon, Inc. .................         8,000       365,000          2,400        87,300#
Santa Fe Energy Resources, Inc.         7,080       100,890*         2,100        19,425*
Santa Fe Pacific Corp. ........        10,054       125,675          2,803        33,636
Sara Lee Corp. ................        37,200     1,329,900         10,300       332,175
Schering-Plough Corp. .........        28,400     1,746,600          8,200       470,475
Schlumberger, Ltd. ............        18,800     1,588,600          5,100       323,850
Scientific-Atlanta, Inc.                5,800        92,075          1,500        23,813
Scott Paper Co. ...............          --            --            3,400       194,225
Seagate Technology, Inc. ......         8,000       447,000*          --            --
Seagram Co., Ltd. .............        28,800     1,076,400          8,200       299,300
Sears, Roebuck & Co. ..........        30,200     1,351,450          8,400       330,750
Service Corp. International ...        18,200       550,550          1,950        79,219

--------------------------------------------------------------------------------------------
                                        SEPTEMBER 30, 1996             NOVEMBER 30, 1995
                                      ----------------------       -------------------------
                                           (UNAUDITED)
                                      SHARES    VALUE(DAGGER)       SHARES     VALUE(DAGGER)
                                      ------    ------------       -------    --------------
Shared Medical Systems Corp. ...       1,900    $  107,944            700    $   30,231
Shawmut National Corp. .........        --            --            2,600        97,500
Sherwin-Williams Co. ...........       6,500       301,438          1,800        71,325
Shoney's, Inc. .................       3,900        35,588*           700        7,525*#
Sigma-Aldrich Corp. ............       3,900       223,031          1,200        59,250
Silicon Graphics, Inc. .........      12,700       280,988*         3,500       127,750*
Snap-On, Inc. ..................       6,300       202,388          1,000        44,250
Sonat, Inc. ....................       6,700       296,475          1,700        54,825
Southern Co. ...................      51,700     1,169,713         14,400       329,400#
Southwest Airlines Co. .........      11,100       253,913          3,200        80,000
Springs Industries, Inc. Class A       1,450        64,525            600        25,200
Sprint Corp. ...................      33,600     1,306,200          7,400       296,000
Stanley Works ..................       6,700       188,438            800        40,500
Stone Container Corp. ..........       7,700       120,313          2,114        33,031
Stride Rite Corp. ..............       3,900        35,100          1,000         8,750
Sun Company, Inc. ..............       5,800       133,400          1,600        44,400#
Sun Microsystems ...............      14,020       870,116*         2,200       185,350*
Suntrust Banks, Inc. ...........      17,600       721,600          2,600       177,450
Supervalu, Inc. ................       5,200       143,000          1,600        51,600
Sysco Corp. ....................      13,900       467,388          3,800       116,375
TJX Companies, Inc. ............       5,500       197,313          1,600        26,600
TRW, Inc. ......................       5,000       465,000          1,300        97,338
Tandem Computers, Inc. .........       9,000        96,750*         2,400        30,000*
Tandy Corp. ....................       4,615       186,331          1,515        72,152
Tektronix, Inc. ................       2,600       106,275            900        48,488
Tele-Communications, Inc.
  Class A ......................      50,400       752,850*        12,300       228,319*
Teledyne, Inc. .................        --            --            1,300        31,525
Tellabs, Inc. ..................       6,800       480,250*         2,000        79,000*
Temple-Inland, Inc. ............       4,200       221,550          1,300        58,988
Tenet Healthcare Corp. .........      16,500       367,125*         4,400        78,650*
Tenneco, Inc. ..................      13,500       676,688          3,900       187,200
Texaco, Inc. ...................      20,400     1,876,800          5,700       421,800
Texas Instruments, Inc. ........      14,700       810,338          4,000       231,500
Texas Utilities Co. ............      17,500       693,438          4,900       188,650
Textron, Inc. ..................       6,400       544,000          2,000       153,250
Thomas & Betts Corp. ...........       3,300       135,300            400        29,350
Three COM Corp. ................      13,000       780,813*          --            --
Time Warner, Inc. ..............      30,260     1,168,793          8,360       334,400
Times Mirror Co. Class A .......       8,100       360,450          2,400        78,000
Timken Co. .....................       2,500        98,125            500        20,188
Torchmark Corp. ................       5,450       250,019          1,550        65,875
Toys 'R' Us, Inc. ..............      21,100       614,538*         6,000       139,500*
Transamerica Corp. .............       5,200       363,350          1,400       107,275
Travelers Group, Inc. ..........      36,448     1,790,508          6,852       407,694
Tribune Co. ....................       4,700       366,600          1,300        83,850
Trinova Corp. ..................       2,300        72,450            800        24,600
Tupperware Corp. ...............       4,700       230,300*          --            --
Tyco International, Ltd. .......      11,900       513,188          3,600       112,950
UNUM Corp. .....................       5,700       365,513          1,700        92,013
US Bancorp .....................      12,400       489,800          2,150        72,966
US Healthcare, Inc. ............        --            --            3,600       164,025
US West, Inc. ..................      36,700     1,091,825         10,100       315,625
US West, Inc. Media Group
  Class ........................      36,300       612,563*        20,200       363,600*
USAir Group, Inc. ..............       4,800        79,200*         1,400        18,725*
USF&G Corp. ....................       9,100       168,350          2,300        39,675
USLIFE Corp. ...................       2,725        81,750            750        21,656
UST, Inc. ......................      15,200       450,300          4,300       140,288
USX-Marathon Group, Inc. .......      22,200       480,075          6,300       115,763
USX-US Steel Group .............       6,320       180,120          1,620        52,853
Unicom Corp., Inc. .............      16,700       419,588          4,500       144,000
Unilever NV ....................      12,500     1,970,313          3,500       465,063
Union Camp Corp. ...............       5,400       263,925          1,400        68,775
Union Carbide Corp. ............      10,200       465,375          3,100       122,838
Union Electric Co. .............       7,800       287,625          2,300        92,288

                 See accompanying notes to financial statements.

STATEMENTS OF NET ASSETS                        THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES (CONCLUDED)

--------------------------------------------------------------------------------------------
                                        SEPTEMBER 30, 1996             NOVEMBER 30, 1995
                                      ----------------------       -------------------------
                                           (UNAUDITED)
                                      SHARES    VALUE(DAGGER)       SHARES     VALUE(DAGGER)
                                      ------    ------------       -------    --------------
Union Pacific Corp. ........        19,000    $ 1,391,750#        4,300    $  291,325
Unisys Corp. ...............        13,200        80,850*         3,800        24,700*
United Healthcare Corp. ....        14,200       591,075          3,700       232,638
United States Surgical Corp.         4,900       208,250          1,100        27,638
United Technologies Corp. ..         9,300     1,117,163          2,600       243,750
Unocal Corp. ...............        19,100       687,600          5,500       147,813
VF Corp. ...................         4,900       294,613          1,300        67,600
Varity Corp. ...............          --            --            1,000        38,750*
Viacom, Inc. Class B .......        28,534     1,012,957*         6,221       300,163*
WMX Technologies, Inc. .....        38,000     1,249,250         10,400       306,800
Wachovia Corp. .............        12,900       638,550          3,800       171,000
Wal-Mart Stores, Inc. ......       177,900     4,692,113         49,600     1,190,400
Walgreen Co. ...............        19,100       706,700          5,500       160,188
Warner-Lambert Co. .........        21,000     1,386,000          2,900       258,825
Wells Fargo & Co. ..........         7,399     1,923,740            900       189,225
Wendy's International, Inc.          9,700       208,550          2,300        47,438
Western Atlas, Inc. ........         4,100       255,225*         1,300        62,238*
Westinghouse Electric Corp.         32,100       597,863          7,900       133,313
Westvaco Corp. .............         7,750       229,594          2,150        58,856
Weyerhaeuser Co. ...........        15,400       710,325          4,500       203,625
Whirlpool Corp. ............         5,700       288,563          1,500        83,250
Whitman Corp. ..............         8,300       191,938          2,400        52,800
Williamette Industries, Inc.         4,300       280,575          1,200        72,900
Williams Companies, Inc. ...         7,957       405,807          2,300       96,600#
Winn-Dixie Stores, Inc. ....        11,700       408,038          1,600       102,600
Woolworth Corp. ............        10,300       212,438*         2,800       42,000#
Worldcom, Inc. .............        29,920       643,280*          --            --
Worthington Industries, Inc.         6,875       138,789          2,075        40,981
Wrigley (Wm.) Jr. Co. ......         8,900       536,225          2,600       122,525
Xerox Corp. ................        25,000     1,340,625*         2,300       315,388
Yellow Corp. ...............         2,300        30,188            800         9,550
Zurn Industries, Inc. ......          --            --              200         4,900
                                  --------  ------------     ----------   -----------
TOTAL COMMON STOCKS
  (Cost $299,439,341 and
  $68,158,757, respectively)                $404,182,897                  $96,600,848

--------------------------------------------------------------------------------------------
                                        SEPTEMBER 30, 1996             NOVEMBER 30, 1995
                                      ----------------------       -------------------------
                                           (UNAUDITED)
                                       FACE                         FACE
                                      AMOUNT   VALUE(DAGGER)       AMOUNT     VALUE(DAGGER)
                                      ------    ------------       ------    --------------
TEMPORARY CASH INVESTMENTS --
  (0.2% AND 0.1%, RESPECTIVELY)
  Repurchase Agreement, PNC
  Securities Corp. 5.40%, 10/01/96
  (Collateralized by U.S. Treasury
  Notes, 6.000%, 08/31/97)
  (Cost $690,000) ................   $  690     $   690,000
                                                -----------
  Repurchase Agreement, PNC
  Securities Corp. 5.65%, 12/01/95
  (Collateralized by U.S. Treasury
  Notes, 6.125%, 05/31/97)
  (Cost $140,000) ................                                  $140      $     140,000
                                                                              -------------
TOTAL INVESTMENTS --
  (99.9% AND 99.6%, RESPECTIVELY)
  (Cost $300,129,341 and
  $68,298,757, respectively) .....                404,872,897                    96,740,848
                                                -------------                 -------------
OTHER ASSETS AND LIABILITIES --
  (0.1% AND 0.4%, RESPECTIVELY) ..                   (331,633)                      377,529
                                                -------------                 -------------
NET ASSETS-- (100.0%)** ..........              $ 405,204,530                 $  97,118,377
                                                =============                 =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SHARE ......................                        N/A                 $       13.48
                                                                              =============

--------------------
(DAGGER) See Note B to Financial Statements.
*  Non-Income Producing Securities
#  Securities on Loan
** Applicable to 7,203,088 Outstanding $.01 Par Value Shares (Unlimited Number of Shares Authorized) at November 30, 1995

                 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS                        THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES                             (AMOUNTS IN THOUSANDS)

                                                         TEN MONTHS      YEAR
                                                            ENDED        ENDED
                                                          SEPT. 30,     NOV. 30,
                                                            1996         1995
                                                          ----------   --------
                                                         (UNAUDITED)
INVESTMENT INCOME
   Dividends ..........................................    $  3,964    $  1,944
   Interest ...........................................          78          40
   Income From Securities Lending .....................           6        --
                                                           --------    --------
     Total Investment Income ..........................       4,048       1,984
                                                           --------    --------
Expenses
   Investment Advisory Services .......................          44          19
   Accounting & Transfer Agent Fees ...................          56          75
   Custodian's Fee ....................................          48          29
   Legal Fees .........................................          58           2
   Audit Fees .........................................           6           2
   Shareholders' Reports ..............................           3           3
   Trustees' Fees and Expenses ........................           1           1
   Other ..............................................          10           7
                                                           --------    --------
     Total Expenses ...................................         226         138

   Less: Expenses Reimbursed ..........................        --          (119)
                                                           --------    --------
   Net Expenses .......................................         226          19
                                                           --------    --------
     NET INVESTMENT INCOME ............................       3,822       1,965
                                                           --------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain on Investment Securities ............         709         172

Change in Unrealized Appreciation (Depreciation)
   of Investment Securities ...........................      21,479      21,274
                                                           --------    --------
NET GAIN ON INVESTMENT SECURITIES .....................      22,188      21,446
                                                           --------    --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..    $ 26,010    $ 23,411
                                                           ========    ========

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS             THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES                             (AMOUNTS IN THOUSANDS)

                                                             TEN MONTHS       YEAR          YEAR
                                                                ENDED        ENDED         ENDED
                                                              SEPT. 30,     NOV. 30,      NOV. 30,
                                                                1996          1995          1994
                                                             ----------    ---------     ---------
                                                             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income ................................    $   3,822     $   1,965     $   1,224
   Net Realized Gain (Loss) on  Investment Securities ...          709           172           (43)
   Change in Unrealized Appreciation (Depreciation) of
     Investment Securities ..............................       21,479        21,274          (687)
                                                             ---------     ---------     ---------
     Net Increase in Net Assets Resulting from Operations       26,010        23,411           494
                                                             ---------     ---------     ---------
Distributions From:
   Net Investment Income ................................       (1,215)       (1,886)       (1,252)
   Net Realized Gains ...................................         (685)         --             (33)
                                                             ---------     ---------     ---------
     Total Distributions ................................       (1,900)       (1,886)       (1,285)
                                                             ---------     ---------     ---------
Capital Share Transactions(1):
   Shares Issued ........................................       32,324        31,424        16,588
   Shares Issued in Lieu of Cash Distributions ..........        1,744         1,585         1,173
   Shares Redeemed ......................................      (10,535        (6,073)       (6,166)
                                                             ---------     ---------     ---------
     Net Increase From Capital Share Transactions .......       23,533        26,936        11,595

Transactions in Interest(1):
   Contributions ........................................      283,520          --            --
   Withdrawals ..........................................      (23,076)         --            --
                                                             ---------     ---------     ---------
     Net Increase From Transactions in Interest .........      260,444          --            --
                                                             ---------     ---------     ---------

     Total Increase .....................................      308,087        48,461        10,804
                                                             ---------     ---------     ---------
NET ASSETS
   Beginning of Period ..................................       97,118        48,657        37,853
                                                             ---------     ---------     ---------
   End of Period ........................................    $ 405,205     $  97,118     $  48,657
                                                             =========     =========     =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued ........................................        2,257         2,738         1,612
   Shares Issued in Lieu of Cash Distributions ..........          121           135           114
   Shares Redeemed ......................................         (754)         (484)         (597)
                                                             ---------     ---------     ---------
                                                                 1,624         2,389         1,129
                                                             =========     =========     =========

----------------
(1) Capital  Share  Transactions  and Shares  Issued and  Redeemed  are reported through May 31, 1996.
    Effective June 1, 1996,  the Series was  reorganized as a partnership.

                 See accompanying notes to financial statements.

(FOR A SHARE OUTSTANDING  THROUGHOUT EACH PERIOD)

FINANCIAL  HIGHLIGHTS                           THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

                                               TEN MONTHS           YEAR               YEAR              FEB. 8 3
                                                  ENDED             ENDED              ENDED               TO
                                                SEPT. 30,         NOV. 30,           NOV. 30,           NOV. 30,
                                                  1996              1995               1994               1993
                                             -------------       ----------         ----------         ----------
                                              (UNAUDITED)

Net Asset Value, Beginning of Period(2)..    $       13.48       $    10.11         $    10.27         $    10.00
                                             -------------       ----------         ----------         ----------
INCOME FROM INVESTMENT OPERATIONS(2)
   Net Investment Income ................             0.15             0.30               0.28               0.24
   Net Gains (Losses) on Securities
     (Realized and Unrealized) ..........             1.41             3.36              (0.14)              0.26
                                             -------------       ----------         ----------         ----------
        Total from Investment Operations              1.56             3.66               0.14              (0.50)
                                             -------------       ----------         ----------         ----------
LESS DISTRIBUTIONS(2)
   Net Investment Income ................            (0.16)           (0.29)             (0.29)             (0.23)
   Net Realized Gains ...................            (0.08)         --                   (0.01)           --
                                             -------------       ----------         ----------         ----------
        Total Distributions .............            (0.24)           (0.29)             (0.30)             (0.23)
                                             -------------       ----------         ----------         ----------
Net Asset Value, End of Period(2) .......    $       14.80       $    13.48         $    10.11         $    10.27
                                             =============       ==========         ==========         ==========
Total Return(2) .........................            11.60%#          36.77%              1.30%              5.05%#

Net Assets, End of Period (thousands) ...    $     405,205       $   97,118         $   48,657         $   37,853
Ratio of Expenses to Average Net Assets .             0.13%*           0.02%(a)           0.02%(a)           0.02%*(a)
Ratio of Net Investment Income to Average
   Net Assets ...........................             2.15%*           2.61%(a)           2.83%(a)           2.87%*(a)
Portfolio Turnover Rate .................            11.64%*           2.38%              8.52%             34.36%*
Average Commission Rate(1) ..............    $      0.0216              N/A                N/A                N/A

----------------
  *  Annualized
  #  Non-Annualized
(1)  Computed by dividing the total amount of brokerage  commissions  paid by the total shares of investment  securities purchased and sold during the period for which  commissions  were  charged,  as  required  by the  SEC for  fiscal years beginning after September 1, 1995.
(2)  Items  calculated for the period December 1, 1995 through May 31, 1996. Effective June 1, 1996, the Series was reorganized as a partnership,  and these items are no longer applicable.
(3)  Commencement of Operations.
(a)  Had  certain  reimbursements  not been in effect  the ratios of expenses to average net assets for the periods ended
     November 30, 1995, 1994 and 1993 would have been 0.18%, 0.33% and 0.48%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1995, 1994 and 1993, would have been
     2.45%, 2.52% and 2.41%, respectively.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                   THE DFA INVESTMENT TRUST COMPANY

A.   ORGANIZATION:

     The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. At September 30, 1996, The Trust consisted of fifteen investment portfolios: The U.S. 6-10 Small Company Series, The U.S. Large Company Series, The Enhanced U.S. Large Company Series, The U.S. Small Cap Value Series, The U.S. Large Cap Value Series, The DFA One-Year Fixed Income Series, The DFA Two-Year Corporate Fixed Income Series, The DFA Two-Year Government Series, The Japanese Small Company Series, The Pacific Rim Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The DFA International Value Series, The Emerging Markets Series and The DFA Two-Year Global Fixed Income Series. At November 30, 1995, The DFA Two-Year Corporate Fixed Income Series, The DFA Two-Year Government Series, The Japanese Small Company Series, The Pacific Rim Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The DFA Two-Year Global Fixed Income Series had not yet commenced operations. These financial statements relate solely to The U.S. Large Company Series (the "Series").

     On June 1, 1996, the Series was reorganized from an entity taxed as a corporation to an entity taxed as a partnership for income tax purposes. This reorganization was accomplished by an amendment to the organization document of the Series which for income tax purposes was treated as a liquidation of the Series, immediate distribution of its assets to its sole shareholder at May 31, 1996, which was The U.S. Large Company Portfolio (the "Portfolio") and subsequent contribution of those assets from the Portfolio, along with a nominal contribution from the Advisor to this Series to create the partnership.

     On June 2, 1996, an unrelated investment company contributed assets valued at $225,957,696 to the Series in exchange for a 63.4% interest in the Series. The total net assets of the Series increased to $356,632,854 immediately following this transaction.

     These transactions are expected to be tax-free events to all parties involved based on rulings obtained from the Internal Revenue Service.

     For financial reporting purposes, the Series continues to exist and as such, will maintain all of its previous operating history throughout the financial statements.

     Information included in these footnotes as of and for the period ended September 30, 1996 is unaudited.

B.   SIGNIFICANT ACCOUNTING POLICIES:

     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     1. SECURITY VALUATION: Securities held by the Series which are listed on a securities exchange and for which market quotations are readily available are valued at the last quoted sale price of the day, or if there is no such reported sale, at the mean between the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of securities for which quotations are not readily available are determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: Prior to June 1, 1996, the Series qualified as a regulated investment company and distributed all of its taxable income. Accordingly, no provision for federal taxes was required in the financial statements prior to that time. Effective June 1, 1996, the Series is treated as a partnership for federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to its Feeder Funds.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)       THE DFA INVESTMENT TRUST COMPANY

     3. REPURCHASE AGREEMENTS: The Series may purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian. All repurchase agreements were entered into on September 30, 1996 or November 30, 1995.

     4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Expenses directly attributable to a Series are directly charged. Common expenses are allocated using methods determined by the Board of Directors.

C.   INVESTMENT ADVISOR:

     Dimensional Fund Advisors Inc. (the "Advisor") provides investment advisory services to the Series. For the ten months ended September 30, 1996 and the year ended November 30, 1995, the Series' advisory fees were computed daily and paid monthly to the Advisor based on an effective annual rate of 0.025 of 1%.

     Through November 30, 1995, the Advisor had agreed to bear all of the ordinary operating expenses of the Series except for the advisory fee. Effective December 1, 1995, the Series is obligated to bear all of its expenses including its advisory fee.

     Certain   officers  of  the  Series  are  also   officers,   directors  and
shareholders of the Advisor.

D.   PURCHASES AND SALES OF SECURITIES:

     The Series made the following purchases and sales of investment securities (amounts in thousands):

                                      TEN MONTHS           YEAR
                                         ENDED             ENDED
                                       SEPT. 30,         NOV. 30,
                                         1996              1995
                                      ----------        ----------
                                      (UNAUDITED)
     Purchases .....................    $250,332           $26,675
     Sales .........................      20,037             1,770

E.   INVESTMENT TRANSACTIONS:

     The gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of investment securities was as follows (amounts in thousands):

                                            TEN MONTHS           YEAR
                                               ENDED             ENDED
                                             SEPT. 30,         NOV. 30,
                                               1996              1995
                                            ----------        ----------
                                            (UNAUDITED)
     Gross Unrealized Appreciation ......     $109,728           $28,997
     Gross Unrealized Depreciation ......       (4,984)             (555)
                                            ----------        ----------
     Net ................................     $104,744           $28,442
                                            ==========        ==========

     At November 30, 1995, the Series had a capital loss carryover of approximately $172,000 for federal income tax purposes expiring on November 30, 2001.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)       THE DFA INVESTMENT TRUST COMPANY

F.   COMPONENTS OF NET ASSETS:

     At November 30, 1995, net assets consisted of (amounts in thousands):

     Paid-In Capital .......................................     $69,255
     Undistributed Net Investment Income ...................          97
     Undistributed Net Realized Gain .......................        (676)
     Unrealized Appreciation of Investment Securities ......      28,442
                                                              ----------
                                                                 $97,118
                                                              ==========
G.   SECURITIES LENDING

     Loans of domestic securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers from the Series and the related collateral cash, and indemnification received as follows:

                                                  TEN MONTHS           YEAR
                                                    ENDED             ENDED
                                                  SEPT. 30,         NOV. 30,
                                                    1996              1995
                                                ------------      --------------
                                                 (UNAUDITED)
 Value of Securities on Loan ..................   $3,808,137        $6,064,020
 Value of Collateral and Indemnification ......    3,884,300         6,262,200

REPORT OF INDEPENDENT ACCOUNTANTS               THE DFA INVESTMENT TRUST COMPANY

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE DFA INVESTMENT TRUST COMPANY:

We have audited the accompanying statements of net assets of The U.S. Large Company Series of The DFA Investment Trust Company as of November 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The U.S. Large Company Series of The DFA Investment Trust Company as of November 30, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 19, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser
   PNC Asset Management Group, Inc.
   Philadelphia, Pennsylvania 19101

   PNC Institutional Management Corporation
   Wilmington, Delaware 19809

Sub-Adviser -- Value Equity Portfolio,
Small Cap Value Equity Portfolio,
International Equity Portfolio,
International Emerging Markets Portfolio,
Select Equity Portfolio and
Balanced Portfolio
   Provident Capital Management,Inc.
   Philadelphia, Pennsylvania 19103

Sub-Adviser -- Growth Equity Portfolio,
Small Cap Growth Equity Portfolio and
Index Equity Portfolio
   PNC Equity Advisors Company
   Philadelphia, Pennsylvania 19101

Sub-Adviser -- Balanced Portfolio
   BlackRock Financial Management, Inc.
   New York, New York 10154

Custodian
   PNC Bank, National Association
   Philadelphia, Pennsylvania 19101

Co-Administrator and Transfer Agent
   PFPC Inc.
   Wilmington, Delaware 19809

Co-Administrator and Distributor
   Compass Distributors, Inc.
   Radnor, Pennsylvania 19087

Co-Administrator
   Compass Capital Group, Inc.
   New York, New York 10154

Counsel
   Drinker Biddle & Reath
   Philadelphia, Pennsylvania 19107

Independent Accountants
   Coopers & Lybrand, L.L.P.
   Philadelphia, Pennsylvania 19103

                                                           COMPASS CAPITAL FUNDS

COMPASS CAPITAL FUNDS

Compass Capital Funds is a leading mutual fund company currently managing in excess of $11 billion in over 25 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing who adhere to a pure investment style.

STOCK PORTFOLIOS
================================================================================

        Index Equity                       Small Cap Value Equity
        Select Equity                      Small Cap Growth Equity
        Growth Equity                      International Equity
        Value Equity                       International Emerging Markets

STOCK & BOND PORTFOLIOS
================================================================================

        Balanced

BOND PORTFOLIOS
================================================================================

        Short Government Bond              Government Income
        Intermediate Government Bond       Managed Income
        Intermediate Bond                  International Bond
        Core Bond

TAX-FREE BOND PORTFOLIOS
================================================================================

        Tax-Free Income                    New Jersey Tax-Free Income
        Pennsylvania Tax-Free Income       Ohio Tax-Free Income

MONEY MARKET PORTFOLIOS
================================================================================

        Money Market                       North Carolina Municipal Money Market
        U.S. Treasury Money Market         Ohio Municipal Money Market
        Municipal Money Market             Pennsylvania Municipal Money Market
        New Jersey Municipal Money Market  Virginia Municipal Money Market

[LOGO OMITTED]
COMPASS CAPITAL FUNDS

P.O. Box 8907
Wilmington, DE 19899



COMPASS CAPITAL FUNDS - AT YOUR SERVICE

As a Compass Capital Funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters or ready access to your account, you can benefit from services designed to make investing simple.

24-HOUR ACCOUNT INFORMATION

Call us at 1-800-441-7762, 24 hours a day, 7 days a week to get information about your account balances, recent transactions and share prices. Note:
Institutional and Service Share Class investors should call 1-800-441-7764.

You can also reach us on the Internet through the World Wide Web by accessing HTTP://WWW.COMPASSFUNDS.COM.

EXCHANGE  PRIVILEGES
Should your investment goals change, shareholders in our Investor Class shares may exchange all or part of their investments into the same share class of any other portfolio of Compass Capital funds.(1)

AUTOMATIC INVESTMENT PLANS
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the Compass Capital portfolios.

SYSTEMATIC  WITHDRAWAL PLANS
Investor  Class  shareholders  can  establish a systematic  withdrawal  plan and
receive  periodic  payments,   of  $100  or  more  from  their  Compass  Capital
portfolios,  as long as their  account  is at least  $10,000.

RETIREMENT  PLANS
Shareholders may make investments in conjunction with individual IRA accounts or rollover IRAs.

(1) Compass Capital Funds reserves the right to modify or terminate the exchange privileges at any time.

--------------------------------------------------------------------------------
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

SR 9/30/96-EP